    As filed with the Securities and Exchange Commission on December 29, 2000.

                                                              File No. 333-91933
                                                                        811-7426
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No.                                             [ ]
                                ---
     Post-Effective Amendment No. 3                                          [X]
                                 ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 73                                                        [X]
                  ----

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE
                           (Exact Name of Registrant)

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               (Name of Depositor)
                                 P.O. Box 2999
                             Hartford, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-5445
               (Depositor's Telephone Number, Including Area Code)

                             Christopher M. Grinnell
                   Hartford Life and Annuity Insurance Company
                                 P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

            immediately upon filing pursuant to paragraph (b) of Rule 485
     -----
       X    on January 26, 2001 pursuant to paragraph (b) of Rule 485
     -----     -------------
            60 days after filing pursuant to paragraph (a)(1) of Rule 485
     -----
            on                , 2000 pursuant to paragraph (a)(1) of Rule 485
     -----     ---------------
            this post-effective amendment designates a new effective date for a
     -----  previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

THE DIRECTOR PLUS
SEPARATE ACCOUNT ONE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)                   [HARTFORD LIFE LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase The Director Plus variable annuity. Please read it carefully.

We call this annuity The Director Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this Annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.

The Director Plus variable annuity is a contract between you and Hartford Life and Annuity Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

x Variable, because the value of your Annuity will fluctuate with the performance of the underlying funds.
--------------------------------------------------------------------------------

At the time you purchase your Annuity, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Annuity assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Annuity offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:

- HARTFORD ADVISERS HLS FUND FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Advisers HLS Fund, Inc.

- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Bond HLS Fund, Inc.

- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Capital Appreciation HLS Fund, Inc.

- HARTFORD DIVIDEND AND GROWTH HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Dividend and Growth HLS Fund, Inc.

- HARTFORD GLOBAL HEALTH HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Health HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL TECHNOLOGY HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Technology HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.

- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.

- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Index HLS Fund, Inc.

- HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford International Advisers HLS Fund, Inc.

- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford International Opportunities HLS Fund, Inc.

- HARTFORD MIDCAP HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford MidCap HLS Fund, Inc.

- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Money Market HLS Fund, Inc.

- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Mortgage Securities HLS Fund, Inc.

- HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Small Company HLS Fund, Inc.

- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases of Class IB of Hartford Stock HLS Fund, Inc.

You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature", which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Annuity, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Annuity and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).

This Annuity IS NOT:

 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency

This Annuity may not be available for sale in all states.
--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS JANUARY 26, 2001.


THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS JANUARY 26, 2001.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                       10
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     12
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    12
----------------------------------------------------------------------
  The Separate Account                                           12
----------------------------------------------------------------------
  The Funds                                                      12
----------------------------------------------------------------------
THE FIXED ACCUMULATION FEATURE                                   14
----------------------------------------------------------------------
THE CONTRACT                                                     15
----------------------------------------------------------------------
  Purchases and Contract Value                                   15
----------------------------------------------------------------------
  Charges and Fees                                               18
----------------------------------------------------------------------
  Death Benefit                                                  20
----------------------------------------------------------------------
  Surrenders                                                     23
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  25
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         27
----------------------------------------------------------------------
OTHER INFORMATION                                                28
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       29
----------------------------------------------------------------------
  A. General                                                     29
----------------------------------------------------------------------
  B. Taxation of Hartford and the Separate Account               29
----------------------------------------------------------------------
  C. Taxation of Annuities -- General Provisions Affecting
     Purchasers Other Than Qualified Retirement Plans            29
----------------------------------------------------------------------
  D. Federal Income Tax Withholding                              32
----------------------------------------------------------------------
  E. General Provisions Affecting Qualified Retirement Plans     32
----------------------------------------------------------------------
  F.  Annuity Purchases By Nonresident Aliens and Foreign
      Corporations                                               32
----------------------------------------------------------------------
  G. Generation-Skipping Transfers                               32
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         33
----------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS                                                          34
----------------------------------------------------------------------
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES               37
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to the Annuity Calculation Date.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.


COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable-dollar amount Annuity Payouts or the underlying rate of return for fixed-dollar amount Annuity Payouts.


CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Accumulation Feature.

HARTFORD, WE OR OUR: Hartford Life and Annuity Insurance Company. Only Hartford is a capitalized term in the prospectus.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after the Annuity Calculation Date. You may name a Joint Annuitant only if your Annuity

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------
Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Annuity.

PREMIUM PAYMENT: Money sent to us to be invested in your Annuity.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE


CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of
  Premium Payments)                                             None
---------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of Premium
  Payments) (1)
    First Year (2)                                                 8%
---------------------------------------------------------------------
    Second Year                                                    8%
---------------------------------------------------------------------
    Third Year                                                     8%
---------------------------------------------------------------------
    Fourth Year                                                    8%
---------------------------------------------------------------------
    Fifth Year                                                     7%
---------------------------------------------------------------------
    Sixth Year                                                     6%
---------------------------------------------------------------------
    Seventh Year                                                   5%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (3)                                       $30
---------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                           1.45%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.45%
---------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    Optional Death Benefit Charge                               0.15%
---------------------------------------------------------------------
    Earnings Protection Benefit Charge                          0.20%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses with all optional
     charges                                                    1.80%
---------------------------------------------------------------------



(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.


(2) Length of time from each Premium Payment.

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.


The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply. The Examples assume that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Examples.


The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Examples by a method intended to show the average impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.06% annual charge.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------

                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                        (As a percentage of net assets)

                                                                          12B-1                            TOTAL FUND
                                                                       DISTRIBUTION                         OPERATING
                                                                          AND/OR            OTHER           EXPENSES
                                                    MANAGEMENT FEES   SERVICING FEES      EXPENSES       (INCLUDING ANY
                                                    (INCLUDING ANY    (INCLUDING ANY   (INCLUDING ANY    WAIVERS AND ANY
                                                       WAIVERS)        WAIVERS)(1)     REIMBURSEMENTS)   REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                               0.63%             0.18%            0.02%             0.83%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                   0.49%             0.18%            0.03%             0.70%
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                   0.64%             0.18%            0.02%             0.84%
------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund                    0.65%             0.18%            0.03%             0.86%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund (2)                      0.85%             0.18%            0.25%             1.28%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                         0.74%             0.18%            0.12%             1.04%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund (2)                  0.85%             0.18%            0.25%             1.28%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                      0.78%             0.18%            0.04%             1.00%
------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                             0.66%             0.18%            0.06%             0.90%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                  0.40%             0.18%            0.03%             0.61%
------------------------------------------------------------------------------------------------------------------------
Hartford International Advisers HLS Fund                 0.76%             0.18%            0.09%             1.03%
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund            0.69%             0.18%            0.09%             0.96%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                                 0.76%             0.18%            0.03%             0.97%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                           0.45%             0.18%            0.02%             0.65%
------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                    0.45%             0.18%            0.03%             0.66%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                          0.75%             0.18%            0.03%             0.96%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                  0.46%             0.18%            0.02%             0.66%
------------------------------------------------------------------------------------------------------------------------

(1) The Class IB shares of the Funds sponsored by Hartford are subject to fees imposed under a distribution plan (herein, the "Distribution Plan") adopted by the Funds pursuant to Rule 12b-1 of the 1940 Act. The Distribution Plan provides that the Funds sponsored by Hartford may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares to certain distributors with respect to activities primarily intended to result in the sale of the Class IB shares. Hartford has agreed to waive 0.07% of this fee through at least April 30, 2001. Absent such waiver, the 12b-1 Distribution and/or Servicing Fees would be 0.25% and the Total Fund Operating Expenses would be as follows: Hartford Advisers HLS Fund -- 0.90%; Hartford Bond HLS Fund -- 0.77%; Hartford Capital Appreciation HLS Fund -- 0.91%; Hartford Dividend and Growth HLS Fund -- 0.93%; Hartford Global Health HLS Fund -- 1.35%; Hartford Global Leaders HLS Fund -- 1.11%; Hartford Global Technology Fund -- 1.35%; Hartford Growth and Income HLS Fund -- 1.07%; Hartford High Yield HLS Fund -- 0.97%; Hartford Index HLS Fund -- 0.68%; Hartford International Advisers HLS Fund -- 1.10%; Hartford International Opportunities HLS Fund -- 1.03%; Hartford MidCap HLS Fund -- 1.04%; Hartford Money Market HLS Fund -- 0.72%; Hartford Mortgage Securities HLS Fund -- 0.73%; Hartford Small Company HLS Fund -- 1.03%; Hartford Stock HLS Fund -- 0.73%.

(2) Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


EXAMPLES





YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.


                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $102       $161       $208       $294       $56        $ 80       $137       $293
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $152       $193       $264       $53        $ 71       $123       $263
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $163       $212       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $156       $201       $279       $54        $ 76       $130       $278
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $161       $209       $295       $56        $ 80       $138       $294
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $167       $219       $315       $58        $ 87       $148       $315
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $212       $302       $56        $ 83       $142       $301
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168       $220       $318       $58        $ 87       $149       $317
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $170        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $107       $175        N/A        N/A       $60        $ 94        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $109       $180        N/A        N/A       $63        $101        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $315       $58        $ 87       $148       $315
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $222       $321       $58        $ 88       $151       $320
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $229       $336       $60        $ 93       $159       $335
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $170        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $107       $175        N/A        N/A       $60        $ 94        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $109       $180        N/A        N/A       $63        $101        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $161       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $217       $311       $57        $ 86       $146       $311
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $168       $220       $316       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $227       $332       $60        $ 92       $157       $331
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD ADVISERS HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 76       $130       $278
--------------------------------------
  With Optional Death Benefit             $26        $ 81       $138       $294
--------------------------------------
  With Earnings Protection Benefit        $27        $ 82       $141       $299
--------------------------------------
  With both optional benefits             $28        $ 87       $149       $314
--------------------------------------
HARTFORD BOND HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 72       $123       $264
--------------------------------------
  With Optional Death Benefit             $25        $ 77       $131       $280
--------------------------------------
  With Earnings Protection Benefit        $25        $ 78       $134       $285
--------------------------------------
  With both optional benefits             $27        $ 83       $142       $301
--------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 76       $131       $279
--------------------------------------
  With Optional Death Benefit             $26        $ 81       $139       $295
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $141       $300
--------------------------------------
  With both optional benefits             $29        $ 87       $149       $315
--------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $132       $281
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $140       $297
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $142       $302
--------------------------------------
  With both optional benefits             $29        $ 88       $150       $318
--------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 90        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $31        $ 95        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $32        $ 97        N/A        N/A
--------------------------------------
  With both optional benefits             $33        $101        N/A        N/A
--------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 83       $141       $300
--------------------------------------
  With Optional Death Benefit             $29        $ 87       $149       $315
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $152       $321
--------------------------------------
  With both optional benefits             $31        $ 94       $159       $336
--------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 90        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $31        $ 95        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $32        $ 97        N/A        N/A
--------------------------------------
  With both optional benefits             $33        $101        N/A        N/A
--------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 81       $139       $296
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $147       $311
--------------------------------------
  With Earnings Protection Benefit        $29        $ 88       $150       $316
--------------------------------------
  With both optional benefits             $30        $ 92       $157       $332
--------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $163       $212       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $165       $214       $306       $57        $ 84       $144       $305
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $169       $222       $322       $59        $ 89       $151       $321
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $149       $188       $255       $52        $ 68       $118       $254
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $100       $154       $196       $271       $53        $ 73       $126       $270
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL ADVISERS HLS
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $221       $320       $58        $ 88       $150       $319
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $229       $335       $60        $ 93       $158       $334
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $307       $57        $ 84       $144       $306
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $225       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $208       $293       $56        $ 80       $137       $292
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $308       $57        $ 85       $145       $308
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $167       $218       $313       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $226       $329       $59        $ 91       $155       $328
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $150       $191       $259       $52        $ 70       $120       $258
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $275       $54        $ 74       $128       $274
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $161       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $191       $260       $52        $ 70       $120       $259
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $307       $57        $ 84       $144       $306
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $225       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $191       $260       $52        $ 70       $120       $259
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD HIGH YIELD HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 78       $134       $285
--------------------------------------
  With Optional Death Benefit             $27        $ 83       $142       $301
--------------------------------------
  With Earnings Protection Benefit        $28        $ 85       $144       $306
--------------------------------------
  With both optional benefits             $29        $ 89       $152       $322
--------------------------------------
HARTFORD INDEX HLS FUND
--------------------------------------
  Without any optional benefits           $22        $ 69       $118       $255
--------------------------------------
  With Optional Death Benefit             $24        $ 74       $126       $271
--------------------------------------
  With Earnings Protection Benefit        $24        $ 75       $129       $276
--------------------------------------
  With both optional benefits             $26        $ 80       $137       $292
--------------------------------------
HARTFORD INTERNATIONAL ADVISERS HLS
  FUND
--------------------------------------
  Without any optional benefits           $27        $ 82       $141       $299
--------------------------------------
  With Optional Death Benefit             $28        $ 87       $149       $314
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $151       $320
--------------------------------------
  With both optional benefits             $31        $ 93       $159       $335
--------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $137       $292
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $307
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $312
--------------------------------------
  With both optional benefits             $30        $ 91       $155       $328
--------------------------------------
HARTFORD MIDCAP HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $138       $293
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $308
--------------------------------------
  With Earnings Protection Benefit        $28        $ 87       $148       $313
--------------------------------------
  With both optional benefits             $30        $ 92       $156       $329
--------------------------------------
HARTFORD MONEY MARKET HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 70       $121       $259
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $275
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $131       $280
--------------------------------------
  With both optional benefits             $26        $ 81       $139       $296
--------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $121       $260
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $276
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $281
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $297
--------------------------------------
HARTFORD SMALL COMPANY HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $137       $292
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $307
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $312
--------------------------------------
  With both optional benefits             $30        $ 91       $155       $328
--------------------------------------
HARTFORD STOCK HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $121       $260
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $276
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $281
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $297
------------------------------------------------------------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

HIGHLIGHTS

HOW DO I PURCHASE THIS ANNUITY?
You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Annuity without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.

Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower Mortality and Expense Risk Charges and shorter Contingent Deferred Sales Charge periods than this Annuity. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your Annuity. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Annuity. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and length of time the Premium Payment you made has been in your Annuity. The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
      One Year               8%
-----------------------------------------
     Two Years               8%
-----------------------------------------
    Three Years              8%
-----------------------------------------
     Four Years              8%
-----------------------------------------
     Five Years              7%
-----------------------------------------
     Six Years               6%
-----------------------------------------
    Seven Years              5%
-----------------------------------------
    Eight Years              0%
-----------------------------------------

You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount

x  Premium Payments that have been in your Annuity for more than seven years.

x  Payment Enhancements or earnings

x  Distributions made due to death

x  Most payments we make to you as part of your Annuity Payout

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Annuity, if, on either of those dates, the value of your Annuity is less than $50,000.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

In addition to the Annual Maintenance Fee, you pay two other types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:

A mortality and expense risk charge that is subtracted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Funds.

The second type of charge is the fee you pay for the Funds. Please see the Annual Fund Operating Expenses table for more complete information and the Funds' prospectus accompanying this prospectus.


If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.



If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

 - You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------
Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.

The Death Benefit is the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,

- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments and Payment Enhancements made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

IF YOU ELECT THE OPTIONAL DEATH BENEFIT at an additional charge, the Death Benefit will be the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

- The Contract Value of your Annuity, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

- Your Interest Accumulation Value.


The Optional Death Benefit Rider may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


If you elect the Optional Death Benefit at any time after you purchase your annuity, the Optional Death Benefit calculation will be different.


You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.



If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greater of:



- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or



- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit,or



- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.



If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.



Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.


WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life, Joint and Last Survivor Life with Payments for a Period Certain and Payment For a Period Certain. We may make other Annuity Payout Options available at any time.


You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. In Maryland, Massachusetts, Oregon or Alabama, you must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 12th Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL CONTRACT INFORMATION

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS


                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING          BASIS OF RATING
--------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.              4/1/00          A+      Financial performance
--------------------------------------------------------------------------------
 Standard & Poor's          8/1/00         AA       Insurer financial strength
--------------------------------------------------------------------------------
 Fitch                      5/1/00         AA+      Financial strength
--------------------------------------------------------------------------------



These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.


THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on May 20, 1991 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Annuity will equal the total of the payments you make to us.

THE FUNDS

Hartford HLS Funds are sponsored and administered by Hartford Life Insurance Company. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Each Hartford HLS Fund, except for Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund are diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are non-diversified series of Hartford Series Fund, Inc. The shares of each Fund have been divided into Class IA and Class IB. Only Class IB shares are available in this Annuity.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus and Statement of Additional Information, which may be ordered from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------
grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.

HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing in equity securities of health care companies worldwide. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.

HARTFORD GLOBAL TECHNOLOGY HLS FUND -- Seeks long-term capital appreciation by investing in equity securities technology companies worldwide. Sub-advised by Wellington Management.

HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.

HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.

HARTFORD INTERNATIONAL ADVISERS HLS FUND -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range represented by the Russell 2000 Index selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

* "Standard & Poor's," "S&P-Registered Trademark-," "S&P
  500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index Fund.

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

THE FIXED ACCUMULATION FEATURE
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IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- Currently, you may enroll in a special pre-authorized transfer program known as our DCA Plus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6-Month Transfer Program or 12-Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program may have different credited interest rates. Currently, the 6-Month and 12-Month Transfer Programs are credited the same interest rate

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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as the Fixed Accumulation Feature. At some time in the future, Hartford may offer interest rates specific to the transfer programs.

Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Accumulation Feature's current effective interest rate. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period.

You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue the interest rate currently in effect for the Fixed Accumulation Feature.

We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish. Any change to the Program will not affect Contract Owners currently enrolled in the Program.

You may only have one DCA Program in place at one time. There is no charge for Dollar Cost Averaging.

THE CONTRACT
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PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.


We have filed the Contract with the Earnings Protection Benefit with the Internal Revenue Service for approval for use in an IRA. For more information, please see Appendix I -- Information Regarding Tax-Qualified Retirement Plans, Individual Retirement Annuities ("IRAs") Under Section 408. Please consult your qualified tax adviser if you are considering adding the Earnings Protection Benefit to your Contract if it is an IRA.


HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $10,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more. In Maryland, Massachusetts, Oregon and Alabama, Premium Payments may only be made during the first Contract Year.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation

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Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

x 3% of the Premium Payment if your cumulative Premium Payments are less than $50,000

x 4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no Contingent Deferred Sales Charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

- The length of time that you plan to continue to own your Contract.

- The frequency, amount and timing of any partial Surrenders.

- The amount of your Premium Payments.

- When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.

We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Annuity if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Annuity's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Annuity, the Payment Enhancements you receive may be more than offset by the higher expenses.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age. Hartford will take back the Payment Enhancements credited to your Contract Value if you elect to cancel your Contract.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

- The daily mortality and expense risk charge and any other applicable charges, including administrative charges or the Optional Death Benefit Charge, adjusted for the number of days in the period. The daily mortality and expense risk charge and any other applicable charges, including administrative charges or the Optional Death Benefit Charge, adjusted for the number of days in the period.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except Florida, Maryland and Oregon, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We also have a restriction in place that involves individuals who act under a power of attorney for multiple Contract Owners. If the value of the Contract Owners' Accounts add up to more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Accumulation Feature.

TELEPHONE AND INTERNET TRANSFERS -- In most states, you can make transfers:

- By calling us at (800) 862-6668

- Electronically, when available, by the Internet through our website at http://online.hartfordlife.com

Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange on the next Valuation Day.

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Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us at (800) 862-6668 before the close of the New York Stock Exchange.

Hartford, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We reserve the right to suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed Power of Attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

CHARGES AND FEES

There are 5 charges and fees associated with the Contract; and the Optional Death Benefit Charge:

1.  THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
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         1                   8%
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         2                   8%
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         3                   8%
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         4                   8%
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         5                   7%
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         6                   6%
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         7                   5%
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     8 or more               0%
-----------------------------------------

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For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.

- We will then Surrender the Premium Payments that have been in the Annuity the longest.

- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

- The total Contingent Deferred Sales Charge is $860.00.

If you have any questions about these charges, please contact your financial advisor or Hartford.
________________________________________________________________________________

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT: During the first seven Contract Years, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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  owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or
  (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).

- Upon the commencement of Annuity Payouts. The Contingent Deferred Sales Charge is not deducted when we begin to make Annuity Payouts. We will charge a Contingent Deferred Sales Charge if the Contract is fully or partially Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- Upon cancellation during the Right to Cancel Period.

SURRENDER ORDER -- During the first seven Contract Years all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.

After the Seventh Contract Year, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for more than seven years, then from the Payment Enhancements credited for more than seven years, then from Premium Payments invested for less than seven years and then from the Payments credited for less than seven years. Only Premium Payments invested for less than seven years are subject to a Contingent Deferred Sales Charge.

2.  MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value (estimated at 0.95% for mortality and 0.50% for expenses). The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

  During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

  Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. We would be required to make these payments if the Payout Option chosen is the Life Annuity, Life Annuity With Payments for a Period Certain or Joint and Last Survivor Life Annuity Payout Option. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

3.  ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at

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either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.

4.  PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect when Annuity Payouts begin. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Calculation Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.

5.  CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectus accompanying this prospectus.


OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.



EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.


PAYMENT ENHANCEMENTS -- No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Annuity, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Annuities, however, there are no additional profits inherent with the structure of this Annuity when compared with any other product we offer.

WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES, THE OPTIONAL DEATH BENEFIT CHARGE AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or

- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

You may also elect the Optional Death Benefit for an additional fee. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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IF YOU ELECT THE OPTIONAL DEATH BENEFIT, the Death Benefit prior to the deceased's date of death or the deceased's 81st birthday, whichever is earlier, will be the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculated the Death Benefit; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

- The Interest Accumulation Value described below.

The Interest Accumulation Value prior to the deceased's date of death or 81st birthday, whichever is earlier is equal to:

- Your Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculated the Death Benefit;

- Plus any Premium Payments made, but not including any Payment Enhancements credited;

- Minus any partial Surrenders;

- Compounded daily at an annual rate of 5%.

If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.

The Optional Death Benefit is limited to a maximum of 200% of any Premium Payments made less proportional adjustments for any Surrenders.


If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds. The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


IF YOU ELECT THE OPTIONAL DEATH BENEFIT AFTER YOU PURCHASE YOUR ANNUITY, the Interest Accumulation Value calculation will be:

- Your Contract Value on the date we add the Optional Death Benefit to your annuity;

- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;

- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;

- Minus any partial Surrenders after the Optional Death Benefit is added;

- Compounded daily at an annual interest rate of 5%.


You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it.



If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greater of:



- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or



- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or



- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.



We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made, add any Payment Enhancements credited, and add any adjustments for partial Surrenders made on or after the date you added the Earnings Protection Benefit. We also subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.



We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.



Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.



Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 or older, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation.

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

________________________________________________________________________________


FOR EXAMPLE: Assuming that:



- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,



- You elected the Earnings Protection Benefit when you purchased your Annuity,



- You made a single Premium Payment of $100,000,



- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,



- You took no partial Surrenders.



- The Contract Value on the date we receive proof of death was $400,000.



Hartford would calculate the Contract gain as follows:



- Contract Value on the date we receive proof of death ($400,000),



- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- minus any Premium Payments ($0)



- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).



The Contract gain is $300,000.



To determine if the cap applies:



- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- plus Premium Payments made since that date ($0),



- minus Premium Payments made in the 12 months prior to death ($0),



- minus Payment Enhancements ($4,000).



Which equals $100,000. The cap is 200% of $100,000 which is $200,000.



In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.

________________________________________________________________________________


Before you purchase the Earnings Protection Benefit, you should also consider the following.



- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.



- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.



- If you transfer ownership of your Contract to someone who would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.



For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans."


HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of the death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the contract owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. This spousal continuation is available only once for each Contract. If the beneficiary elects to continue the Contract, we will adjust the Contract Value to equal the amount that we would have paid as the Death Benefit.

If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .          AND . . .                   AND . . .                 THEN THE . . .
Contract Owner                There is a surviving joint  The Annuitant is living or  Joint Contract Owner
                              Contract Owner              deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Designated Beneficiary
                              joint Contract Owner        deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Contract Owner's estate
                              joint Contract Owner and    deceased                    receives the Death
                              the Beneficiary                                         Benefit.
                              predeceases the Contract
                              Owner
Annuitant                     The Contract Owner is       There is no named           Death Benefit is paid to
                              living                      Contingent Annuitant        the Contract Owner(s) and
                                                                                      not the designated
                                                                                      Beneficiary.
Annuitant                     The Contract Owner is       The Contingent Annuitant    Contingent Annuitant
                              living                      is living                   becomes the Annuitant, and
                                                                                      the Contract continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                 AND . . .                               THEN THE . . .
Contract Owner                The Annuitant is living                   Designated Beneficiary becomes the
                                                                        Contract Owner
Annuitant                     The Contract Owner is living              Contract Owner receives the Death
                                                                        Benefit.
Annuitant                     The Annuitant is also the Contract Owner  Designated Beneficiary receives the
                                                                        Death Benefit.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. A Contingent Deferred Sales Charge may be deducted. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (b) the SEC permits and orders postponement or (c) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR:

If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS
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THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your financial advisor to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later. You may elect a later Annuity Commencement Date if we allow and subject to the laws and regulations then in effect. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. We will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" is an option that can be elected by the Beneficiary after the death of the Contract Owner and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY -- We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH A CASH REFUND -- We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for Variable Dollar Amount Annuity Payouts using the 5% Assumed Investment Return.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We make Annuity Payouts during the lifetime of the Annuitant but

Annuity Payouts are at least guaranteed for the number of years you select with a minimum of 10 years. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the amount of the remaining Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY -- We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts; either fixed or variable, after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus the Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary has two options, (a) continue Annuity Payouts for the remainder of the guaranteed number of years or (b) receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed-dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENT FOR A PERIOD CERTAIN -- We will make Annuity Payouts for the number of years that you select. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.

IMPORTANT INFORMATION:


- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, AND PAYMENTS FOR A PERIOD CERTAIN VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.



- AUTOMATIC ANNUITY PAYOUTS FOR NON-QUALIFIED CONTRACTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.



- AUTOMATIC ANNUITY PAYOUTS FOR QUALIFIED CONTRACTS AND CONTRACTS ISSUED IN TEXAS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity Payout Option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.


3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. A higher AIR may result in smaller potential growth in the Annuity Payouts. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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For example, if the second monthly Annuity Payout is the same as the first, the sub-accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the sub-accounts earned more than the AIR. If the second Annuity Payout is less than the first, the sub-account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT OR VARIABLE-DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.

FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payout. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.

VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
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INVESTEASE-REGISTERED TRADEMARK- PROGRAM -- InvestEase-Registered Trademark- is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. Some Contracts offer model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-

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Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.

OTHER INFORMATION
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ASSIGNMENT -- Ownership of this Contract is generally assignable. However, if the Contract is issued to a tax qualified retirement plan, it is possible that the ownership of the Contract may not be transferred or assigned. An assignment of a Non-Qualified Contract may subject the Contract Values or Surrender Value to income taxes and certain penalty taxes.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice. We may modify the Contract, but no modification will effect the amount or term of any Contract unless a modification is required to conform the Contract to applicable Federal or State law. No modification will effect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with HSD.

Commissions will be paid by Hartford and will not be more than 7% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.

LEGAL MATTERS AND EXPERTS -- There are no material legal proceedings pending to which the Separate Account is a party.


Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.


The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

MORE INFORMATION -- You may call your Representative if you have any questions or write or call us at the address below:

Hartford Life and Annuity Insurance Company
Attn: Individual Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
         (800) 862-7155 (Registered Representatives)

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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FEDERAL TAX CONSIDERATIONS

What are some of the federal tax consequences which affect these Contracts?

A.  GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B.  TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the investment in the contract under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the investment in the contract, such excess constitutes the income on the contract.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such income on the contract and then from investment in the contract, and for these purposes such income on the contract shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such income on the contract, and (2) shall not be includable in gross income to the extent that such amount does exceed any such income on the contract. If at the time that any amount is received or deemed received there is no income on the contract (e.g., because the gross value of the Contract does not exceed the investment in the contract and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the investment in the contract.

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the

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    Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.


 vi. In general, any amount actually received under the Contract as a Death Benefit, including any Optional Death Benefit or Earnings Protection Benefit, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, Hartford believes that for federal tax purposes the Optional Death Benefit and the Earnings Protection Benefit should be treated as an integral part of the Contract's benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Optional Death Benefit or the Earnings Protection Benefit should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However, it is possible that the IRS could take a contrary position that some or all of these charges for the Optional Death Benefit or the Earnings Protection Benefit should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes). If the IRS takes such a contrary position, however, then any Beneficiary of an Optional Death Benefit or an Earnings Protection Benefit may be entitled to claim that some part of such Death Benefit is excludable from gross income for federal tax purposes (e.g., as a death benefit that should be treated for tax purposes as if it were being provided by a separate contract that qualifies as a life insurance contract for tax purposes).


    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the investment in the contract to the total amount of the payments to be made after the Annuity Commencement Date (the exclusion ratio).

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining investment in the contract shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this prospectus, there are no regulations interpreting this provision.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
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        the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the investment in the contract prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the investment in the contract prior to August 14, 1982 (pre-8/14/82 investment) carried over from the prior Contract, (2) then from the portion of the income on the contract (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining income on the contract and
(4) last from the remaining investment in the contract. As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the income on the contract attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal continuation shall apply only once for this contract.

 3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification

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requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account. The explanation further indicates that the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under
Section 817(d), relating to the definition of variable contract.

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.  FEDERAL INCOME TAX WITHHOLDING

Any portion of a distribution that is (or is deemed to be) current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are required.

E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.  GENERATION-SKIPPING TRANSFERS

Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   33
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

SECTION
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DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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SAFEKEEPING OF ASSETS
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INDEPENDENT PUBLIC ACCOUNTANTS
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DISTRIBUTION OF CONTRACTS
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CALCULATION OF YIELD AND RETURN
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PERFORMANCE COMPARISONS
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FINANCIAL STATEMENTS
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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's includable compensation for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 2000, $8,000 (indexed), whichever is less. The plan may provide for additional catch-up contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust,

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
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amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- separates from service,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

TRADITIONAL IRAs -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be rolled-over to an IRA on a tax-deferred basis.


SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.



ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.



IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide for a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an Optional Death Benefit and an Earnings Protection Benefit. The Optional Death Benefit and the Earnings Protection Benefit may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. WE HAVE FILED THE CONTRACT WITH THE OPTIONAL DEATH BENEFIT AND THE EARNINGS PROTECTION BENEFIT WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL FOR USE AS AN IRA. NO ASSURANCE IS GIVEN THAT THESE BENEFITS MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the Optional Death Benefit and the Earnings Protection Benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax-qualification or resulting in certain deemed distributions and penalty taxes. You should consult a qualified tax adviser if you are considering adding the Optional Death Benefit or the Earnings Protection Benefit to your Contract if it is an IRA.


5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

36                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a minimum distribution amount which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:

- the non-taxable portion of the distribution;

- required minimum distributions; or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES



OPTIONAL DEATH BENEFIT EXAMPLES


EXAMPLE 1
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$108,000       Contract Value prior to Surrender equals
  .09259       multiplied by
$105,000       Interest Accumulation Value for a total of
$  9,722       to be deducted from the Interest Accumulation Value equals
$ 95,278       the new Interest Accumulation Value

EXAMPLE 2
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$ 92,000       Contract Value prior to Surrender equals
  .10870       multiplied by
$105,000       Interest Accumulation Value for a total of
$ 11,413       to be deducted from the Interest Accumulation Value equals
$ 93,587       the New Interest Accumulation Value

--------------------------------------------------------------------------------

38                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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EARNINGS PROTECTION BENEFIT EXAMPLES



EXAMPLE 1



Assume that:



- You elected the Earnings Protection Benefit when you purchased your Contract,



- You made a single Premium Payment of $100,000,



- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit



- On your fifth Contract anniversary, your Contract Value was $150,000,



- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,



- On the day we calculate the Death Benefit, your Contract Value was $140,000,



- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations,



ADJUSTMENT FOR PARTIAL SURRENDERS



To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:



- Add the amount of the partial Surrender ($40,000) to



- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000),



- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),



- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),



- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),



Which equals $-6,000 which is less than zero, so there is no adjustment for the partial Surrender in this case.



CALCULATION OF CONTRACT GAIN



So Hartford would calculate the Contract gain as follows:



- Contract Value on the date we receive proof of death ($140,000),



- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),



- Add any adjustments for partial Surrenders ($0)



- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).



So the Contract gain equals $40,000.



CALCULATION OF EARNINGS PROTECTION BENEFIT CAP



To determine if the cap applies:



- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- plus Premium Payments made since that date ($0),



- minus Premium Payments made in the 12 months prior to death ($0),



- minus any adjustments for partial Surrenders ($0)



- minus any Payment Enhancements ($4,000).



Which equals $100,000. The cap is 200% of $100,000 which is $200,000.



DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT



In this situation the cap does not apply, so Hartford takes 40% of $40,000 or $16,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $156,000.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
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EXAMPLE 2



Assume that:



- You elected the Earnings Protection Benefit when you purchased your Contract,



- You made a single Premium Payment of $100,000,



- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit



- On your fifth Contract anniversary, your Contract Value was $150,000,



- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,



- On the day we calculate the Death Benefit, your Contract Value was $120,000,



- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations,



ADJUSTMENT FOR PARTIAL SURRENDERS



To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:



- Add the amount of the partial Surrender ($60,000) to



- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000)



- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),



- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),



- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),



Which equals $+14,000 which is greater than zero, so there is a $14,000 adjustment for the partial Surrender in this case.



CALCULATION OF CONTRACT GAIN



So Hartford would calculate the Contract gain as follows:



- Contract Value on the date we receive proof of death ($120,000),



- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),



- Add any adjustments for partial Surrenders ($14,000),



- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).



So the Contract gain equal $34,000.



CALCULATION OF EARNINGS PROTECTION BENEFIT CAP



To determine if the cap applies:



- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- plus Premium Payments made since that date ($0),



- minus Premium Payments made in the 12 months prior to death ($0),



- minus any adjustments for partial Surrenders ($14,000),



- minus any Payment Enhancements ($4,000).



Which equals $86,000. The cap is 200% of $86,000 which is $172,000.



DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT



In this situation the cap does not apply, so Hartford takes 40% of $34,000 or $13,600 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $133,600.

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

The variable annuity Contract that you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

- Attained age 59 1/2,

- Separated from service,

- Died, or

- Become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than your annuity. Please refer to your Plan.

Please complete the following and return to:

    Hartford Life and Annuity Insurance Company
    Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Name of Contract Owner/Participant:  ___________________________________________

Address:  ______________________________________________________________________

City or Plan/School District:  _________________________________________________

Date:  _________________________________________________________________________

Contract No:  __________________________________________________________________

Signature:  ____________________________________________________________________

To obtain a Statement of Additional Information for The Director Plus variable annuity, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

--------------------------------------------------------------------------------
                                      Name

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                              City/State      Zip Code

                                       PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              SEPARATE ACCOUNT ONE

                       THE DIRECTOR PLUS VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.





Date of Prospectus:  January 26, 2001

Date of Statement of Additional Information:  January 26, 2001










333-91933

                                               TABLE OF CONTENTS


SECTION                                                                                                   PAGE
DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY................................................  3

SAFEKEEPING OF ASSETS ....................................................................................  3

INDEPENDENT PUBLIC ACCOUNTANTS ...........................................................................  3

DISTRIBUTION OF CONTRACTS.................................................................................  4

CALCULATION OF YIELD AND RETURN...........................................................................  5

PERFORMANCE RELATED INFORMATION...........................................................................  7

PERFORMANCE COMPARISONS................................................................................... 10

FINANCIAL STATEMENTS .....................................................................................

           DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

----------------------------------------------------------------------------------------------------------------------
              Rating Agency                       Effective           Rating                Basis of Rating
                                               Date of Rating
----------------------------------------------------------------------------------------------------------------------
A.M. Best and Company, Inc.                        4/1/00               A+        Financial performance
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's                                  8/1/00               AA        Insurer financial strength
----------------------------------------------------------------------------------------------------------------------
Fitch                                              5/1/00               AA+       Financial strength
----------------------------------------------------------------------------------------------------------------------


These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

                              SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                            DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as that of Hartford.

The securities will be sold by salesperson of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

Commissions will be paid by Hartford and will not be more than 7% of premium payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in the prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or Surrender variable insurance products.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 1999: $226,178,603; 1998: $107,925,386; and 1997: $134,304,585. HSD has retained none of these commissions.

                         CALCULATION OF YIELD AND RETURN

YIELD OF A MONEY MARKET SUB-ACCOUNT. Yield of a money market Sub-Account for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:


                                                 365/7
     Effective Yield = [(Base Period Return + 1)      ] - 1

A MONEY MARKET SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

                  YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDING DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------

SUB-ACCOUNT                                            YIELD                            EFFECTIVE YIELD
--------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                         3.70%                                 3.76%
--------------------------------------------------------------------------------------------------------------------

YIELDS OF SUB-ACCOUNTS. Yields of Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time-to-time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30-day period were computed by dividing the dividends and interest earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:
                                                            6
Current Yield Formula for the Sub-Account  2[((A-B)/(CD) +1)  - 1]

Where  A = Dividends and interest earned during the period.
       B = Expenses accrued for the period (net of reimbursements).
       C = The average daily number of units outstanding during the period that were entitled to receive dividends.
       D = The maximum offering price per unit on the last day of the period.

                        YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                                  YIELD
--------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                                                       5.30%
--------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                                                 7.89%
--------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                                                        5.12%
--------------------------------------------------------------------------------------------------------------------

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1989. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.

CALCULATION OF TOTAL RETURN. Total return is a measure of the change in value of an investment in a Sub-Account over the period covered and assumes that the Optional Death Benefit has not been elected. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Standardized total return will be calculated since the inception of the Separate Account for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated since the inception of the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.

If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

The following are the standardized average annual total return quotations for the Sub-Accounts. No information is shown for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund because, as of December 31, 1999, the Sub-Accounts had not yet commenced operations.


                            STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED
                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------------
                                          SEPARATE
                                           ACCOUNT        1 YEAR          5 YEAR          10 YEAR     SINCE INCEPTION OF
          SUB-ACCOUNT                   INCEPTION DATE                                                  SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                 5/20/91        -2.20%          15.88%            N/A             10.62%
--------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                     5/20/91        -14.60%         2.04%             N/A              2.72%
--------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation              5/20/91        24.24%          20.17%            N/A             17.86%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS           3/9/94         -7.39%          17.39%            N/A             14.42%
Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund           10/1/98        36.94%           N/A              N/A             59.62%
--------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS             5/29/98         8.86%           N/A              N/A             16.14%
Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund               10/1/98        -7.99%           N/A              N/A             -5.76%
--------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                    5/20/91         7.54%          23.18%            N/A             14.98%
--------------------------------------------------------------------------------------------------------------------------
Hartford International Advisers            3/1/95         10.17%           N/A              N/A              8.75%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford International                     5/20/91        26.60%          9.85%             N/A              7.86%
Opportunities HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                   7/30/97        38.36%           N/A              N/A             28.65%
--------------------------------------------------------------------------------------------------------------------------


                                             -9-

--------------------------------------------------------------------------------------------------------------------------
                                          SEPARATE
                                           ACCOUNT        1 YEAR          5 YEAR          10 YEAR      SINCE INCEPTION
          SUB-ACCOUNT                     INCEPTION                                                      OF SEPARATE
                                            DATE                                                           ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund             5/20/91        -7.80%          -0.78%            N/A             -0.19%
--------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities               5/20/91        -11.12%         1.90%             N/A              2.10%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund            8/9/96         52.15%           N/A              N/A             22.01%
--------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                    5/20/91         6.85%          23.85%            N/A             15.26%
--------------------------------------------------------------------------------------------------------------------------


Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefits been available and been chosen.


In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated since the inception of the underlying fund for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


The following are the non-standardized annualized total return quotations for the Sub-Accounts. No information is shown for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund because, as of December 31, 1999, the Sub-Accounts had not yet commenced operations.

             NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE
   THE INCEPTION DATE OF THE SEPARATE ACCOUNT FOR YEAR ENDED DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------
          SUB-ACCOUNT               FUND       1 YEAR          5 YEAR          10 YEAR               SINCE
                                  INCEPTION                                                        INCEPTION
                                    DATE                                                             OF FUND
-------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund          3/31/83         8.80%          18.81%          12.14%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund              8/31/77        -3.60%          5.93%            5.66%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation       4/2/84         35.24%          22.99%          17.83%              N/A
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS    3/8/94          3.61%          20.10%            N/A             17.16%
Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund    10/1/98        47.94%           N/A              N/A             70.19%
-------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS      5/29/98        19.86%           N/A              N/A             24.27%
Fund
-------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund        10/1/98         3.01%           N/A              N/A              5.49%
-------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund             5/1/87         18.54%          25.75%          15.54%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford International Advisers     3/1/95         21.17%           N/A              N/A             12.43%
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford International              7/2/90         37.60%          13.49%            N/A              8.58%
Opportunities HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund            7/30/97        49.36%           N/A              N/A             34.14%
-------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund      6/30/80         3.20%          3.58%            3.40%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities        1/1/85         -0.12%          5.85%            5.37%              N/A
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund     8/9/96         63.15%           N/A              N/A             26.51%
-------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund             8/31/77        17.85%          26.42%          15.97%              N/A
-------------------------------------------------------------------------------------------------------------------



Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefits been available and been chosen.

                             PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time-to-time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time-to-time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time-to-time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

THE DIRECTOR SELECT PLUS
SEPARATE ACCOUNT ONE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)                   [HARTFORD LIFE LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase The Director Select Plus variable annuity. Please read it carefully.

We call this annuity The Director Select Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this Annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.

The Director Select Plus variable annuity is a contract between you and Hartford Life and Annuity Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

x Variable, because the value of your Annuity will fluctuate with the performance of the underlying funds.
--------------------------------------------------------------------------------

At the time you purchase your Annuity, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Annuity assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Annuity offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:

- EVERGREEN VA CAPITAL GROWTH FUND SUB-ACCOUNT which purchases shares of Evergreen VA Capital Growth Fund of the Evergreen Variable Annuity Trust.

- EVERGREEN VA FOUNDATION FUND SUB-ACCOUNT which purchases shares of Evergreen VA Foundation Fund of the Evergreen Variable Annuity Trust.

- EVERGREEN VA GROWTH FUND SUB-ACCOUNT which purchases shares of Evergreen VA Growth Fund of the Evergreen Variable Annuity Trust.

- EVERGREEN VA OMEGA FUND SUB-ACCOUNT which purchases shares of Evergreen VA Omega Fund of Evergreen Variable Annuity Trust.

- EVERGREEN VA PERPETUAL INTERNATIONAL FUND SUB-ACCOUNT which purchases shares of Evergreen VA Perpetual International Fund of Evergreen Variable Annuity Trust.

- EVERGREEN VA SPECIAL EQUITY FUND SUB-ACCOUNT which purchases shares of Evergreen VA Special Equity Fund of Evergreen Variable Annuity Trust.

- HARTFORD ADVISERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Advisers HLS Fund, Inc.

- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Bond HLS Fund, Inc.

- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Capital Appreciation HLS Fund, Inc.

- HARTFORD DIVIDEND AND GROWTH HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Dividend and Growth HLS Fund, Inc.

- HARTFORD GLOBAL HEALTH HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Health HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL TECHNOLOGY HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Technology HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.

- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.

- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Index HLS Fund, Inc.

- HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford International Advisers HLS Fund, Inc.

- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford International Opportunities HLS Fund, Inc.

- HARTFORD MIDCAP HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford MidCap HLS Fund, Inc.

- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Money Market HLS Fund, Inc.

- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Mortgage Securities HLS Fund, Inc.

- HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Small Company HLS Fund, Inc.

- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases of Class IB of Hartford Stock HLS Fund, Inc.

You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature", which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Annuity, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Annuity and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).

This annuity IS NOT:

 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency

This Annuity may not be available for sale in all states
--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS JANUARY 26, 2001


THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS JANUARY 26, 2001

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                       11
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     13
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    13
----------------------------------------------------------------------
  The Separate Account                                           13
----------------------------------------------------------------------
  The Funds                                                      13
----------------------------------------------------------------------
THE FIXED ACCUMULATION FEATURE                                   15
----------------------------------------------------------------------
THE CONTRACT                                                     16
----------------------------------------------------------------------
  Purchases and Contract Value                                   16
----------------------------------------------------------------------
  Charges and Fees                                               19
----------------------------------------------------------------------
  Death Benefit                                                  21
----------------------------------------------------------------------
  Surrenders                                                     25
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  27
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         29
----------------------------------------------------------------------
OTHER INFORMATION                                                29
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       30
----------------------------------------------------------------------
  A. General                                                     30
----------------------------------------------------------------------
  B. Taxation of Hartford and the Separate Account               30
----------------------------------------------------------------------
  C. Taxation of Annuities -- General Provisions Affecting
     Purchasers Other Than Qualified Retirement Plans            31
----------------------------------------------------------------------
  D. Federal Income Tax Withholding                              34
----------------------------------------------------------------------
  E. General Provisions Affecting Qualified Retirement Plans     34
----------------------------------------------------------------------
  F.  Annuity Purchases By Nonresident Aliens and Foreign
      Corporations                                               34
----------------------------------------------------------------------
  G. Generation-Skipping Transfers                               34
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         35
----------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS                                                          36
----------------------------------------------------------------------
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES               39
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to the Annuity Calculation Date.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.


COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable-dollar amount Annuity Payouts or the underlying rate of return for fixed-dollar amount Annuity Payouts.


CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Accumulation Feature.

HARTFORD, WE OR OUR: Hartford Life and Annuity Insurance Company. Only Hartford is a capitalized term in the prospectus.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after the Annuity Calculation Date. You may name a Joint Annuitant only if your Annuity

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------
Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Annuity.

PREMIUM PAYMENT: Money sent to us to be invested in your Annuity.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE


CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of
  Premium Payments)                                            None
---------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of Premium
  Payments) (1)
    First Year (2)                                                 8%
---------------------------------------------------------------------
    Second Year                                                    8%
---------------------------------------------------------------------
    Third Year                                                     8%
---------------------------------------------------------------------
    Fourth Year                                                    8%
---------------------------------------------------------------------
    Fifth Year                                                     7%
---------------------------------------------------------------------
    Sixth Year                                                     6%
---------------------------------------------------------------------
    Seventh Year                                                   5%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (3)                                      $30
---------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                           1.45%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.45%
---------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    Optional Death Benefit Charge                               0.15%
---------------------------------------------------------------------
    Earnings Protection Benefit Charge                          0.20%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses with all optional
     charges                                                    1.80%
---------------------------------------------------------------------



(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.


(2) Length of time from each Premium Payment.

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.


The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply. The Examples assume that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Examples.


The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.06% annual charge.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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            Annual Fund Operating Expenses as of the Fund's Year End
                        (as a percentage of net assets)

                                                                                                            TOTAL FUND
                                                                          12B-1                              OPERATING
                                                                       DISTRIBUTION          OTHER           EXPENSES
                                                   MANAGEMENT FEES   AND/OR SERVICING      EXPENSES       (INCLUDING ANY
                                                   (INCLUDING ANY    FEES (INCLUDING    (INCLUDING ANY    WAIVERS AND ANY
                                                      WAIVERS)         ANY WAIVERS)     REIMBURSEMENTS)   REIMBURSEMENTS)
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Capital Growth Fund                        0.80%               N/A              0.38%             1.18%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Foundation Fund                            0.83%               N/A              0.12%             0.95%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund                                0.70%               N/A              0.63%             1.33%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund                                 0.60%               N/A              0.36%             0.96%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Perpetual International Fund               1.00%               N/A              0.96%             1.96%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund (1)                    0.90%               N/A              2.35%             3.25%
-------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund (2)                          0.63%              0.18%             0.02%             0.83%
-------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund (2)                              0.49%              0.18%             0.03%             0.70%
-------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund (2)              0.64%              0.18%             0.02%             0.84%
-------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund (2)               0.65%              0.18%             0.03%             0.86%
-------------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund (2) (3)                 0.85%              0.18%             0.25%             1.28%
-------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund (2)                    0.74%              0.18%             0.12%             1.04%
-------------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund (2) (3)             0.85%              0.18%             0.25%             1.28%
-------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund (2)                 0.78%              0.18%             0.04%             1.00%
-------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund (2)                        0.66%              0.18%             0.06%             0.90%
-------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund (2)                             0.40%              0.18%             0.03%             0.61%
-------------------------------------------------------------------------------------------------------------------------
Hartford International Advisers HLS Fund (2)            0.76%              0.18%             0.09%             1.03%
-------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund (2)       0.69%              0.18%             0.09%             0.96%
-------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund (2)                            0.76%              0.18%             0.03%             0.97%
-------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund (2)                      0.45%              0.18%             0.02%             0.65%
-------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund (2)               0.45%              0.18%             0.03%             0.66%
-------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund (2)                     0.75%              0.18%             0.03%             0.96%
-------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund (2)                             0.46%              0.18%             0.02%             0.66%
-------------------------------------------------------------------------------------------------------------------------

(1) The Evergreen VA Special Equity Fund inception date is 9/30/99. Expenses are based on annualized estimates for the current fiscal year. The investment advisor voluntarily waived investment advisory fees in the amount of 1.36% of assets under management. In addition, the investment advisor voluntarily reimbursed 1.32% of average assets under management for the period ending 12/31/99. Including these waivers and reimbursements, total fund operating expenses would have been:

                                                                                           TOTAL FUND
                                                                                 OTHER     OPERATING
                                                              MANAGEMENT FEES   EXPENSES    EXPENSES
-----------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund                                   0.00%          1.03%       1.03%
-----------------------------------------------------------------------------------------------------

(2) The Class IB shares of the Funds sponsored by Hartford are subject to fees imposed under a distribution plan (herein, the "Distribution Plan") adopted by the Funds pursuant to Rule 12b-1 of the 1940 Act. The Distribution Plan provides that the Funds sponsored by Hartford may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares to certain distributors with respect to activities primarily intended to result in the sale of the Class IB shares. Hartford has agreed to waive 0.07% of this fee through at least April 30, 2001. Absent such waiver, the 12b-1 Distribution and/or Servicing Fees would be 0.25% and the Total Fund Operating Expenses would be as follows: Hartford Advisers HLS Fund -- 0.90%; Hartford Bond HLS Fund -- 0.77%; Hartford Capital Appreciation HLS Fund -- 0.91%; Hartford Dividend and Growth HLS Fund -- 0.93%; Hartford Global Health HLS Fund -- 1.35%; Hartford Global Leaders HLS Fund -- 1.11%; Hartford Global Technology HLS Fund -- 1.35%; Hartford Growth and Income HLS Fund -- 1.07%; Hartford High Yield HLS Fund -- 0.97%; Hartford Index HLS Fund -- 0.68%; Hartford International Advisers HLS Fund -- 1.10%; Hartford International Opportunities HLS Fund -- 1.03%; Hartford MidCap HLS Fund -- 1.04%; Hartford Money Market HLS Fund -- 0.72%; Hartford Mortgage Securities HLS Fund -- 0.73%; Hartford Small Company HLS Fund -- 1.03%; Hartford Stock HLS Fund -- 0.73%.

(3) Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


EXAMPLES





YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.


                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $172       $226       $330       $59        $ 91       $156       $329
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $107       $173       $229       $335       $60        $ 93       $158       $334
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $178       $237       $350       $61        $ 97       $166       $349
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FOUNDATION FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $206       $291       $55        $ 79       $136       $290
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $214       $306       $57        $ 84       $144       $305
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $311       $57        $ 86       $146       $311
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $225       $327       $59        $ 90       $154       $326
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $172       $226       $330       $59        $ 91       $156       $329
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $108       $176       $234       $345       $61        $ 96       $163       $344
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $108       $178       $237       $350       $61        $ 97       $166       $349
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $110       $182       $244       $364       $63        $102       $174       $364
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $307       $57        $ 84       $144       $306
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $225       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA PERPETUAL INTERNATIONAL
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $113       $190       $259       $391       $66        $111       $188       $390
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $114       $195       $266       $405       $68        $115       $195       $404
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $115       $196       $269       $410       $68        $117       $198       $409
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $116       $200       $276       $424       $70        $122       $205       $423
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $126       $227       $319       $505       $80        $150       $251       $505
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $128       $232       $326       $518       $81        $155       $258       $517
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $128       $233       $328       $522       $82        $156       $261       $521
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $130       $237       $334       $534       $83        $161       $268       $533
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $102       $161       $208       $294       $56        $ 80       $137       $293
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $152       $193       $264       $53        $ 71       $123       $263
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $163       $212       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
EVERGREEN VA CAPITAL GROWTH FUND
--------------------------------------
  Without any optional benefits           $28        $ 87       $149       $314
--------------------------------------
  With Optional Death Benefit             $30        $ 92       $156       $330
--------------------------------------
  With Earnings Protection Benefit        $31        $ 93       $159       $335
--------------------------------------
  With both optional benefits             $32        $ 98       $167       $350
--------------------------------------
EVERGREEN VA FOUNDATION FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $136       $291
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $144       $306
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $311
--------------------------------------
  With both optional benefits             $30        $ 91       $155       $327
--------------------------------------
EVERGREEN VA GROWTH FUND
--------------------------------------
  Without any optional benefits           $30        $ 92       $156       $330
--------------------------------------
  With Optional Death Benefit             $32        $ 97       $164       $345
--------------------------------------
  With Earnings Protection Benefit        $32        $ 98       $167       $350
--------------------------------------
  With both optional benefits             $34        $103       $174       $364
--------------------------------------
EVERGREEN VA OMEGA FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $137       $292
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $307
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $312
--------------------------------------
  With both optional benefits             $30        $ 91       $155       $328
--------------------------------------
EVERGREEN VA PERPETUAL INTERNATIONAL
  FUND
--------------------------------------
  Without any optional benefits           $37        $111       $189       $391
--------------------------------------
  With Optional Death Benefit             $38        $116       $196       $405
--------------------------------------
  With Earnings Protection Benefit        $39        $118       $199       $410
--------------------------------------
  With both optional benefits             $40        $122       $206       $424
--------------------------------------
EVERGREEN VA SPECIAL EQUITY FUND
--------------------------------------
  Without any optional benefits           $50        $151       $252       $505
--------------------------------------
  With Optional Death Benefit             $52        $155       $259       $518
--------------------------------------
  With Earnings Protection Benefit        $52        $157       $261       $522
--------------------------------------
  With both optional benefits             $54        $161       $268       $534
--------------------------------------
HARTFORD ADVISERS HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 76       $130       $278
--------------------------------------
  With Optional Death Benefit             $26        $ 81       $138       $294
--------------------------------------
  With Earnings Protection Benefit        $27        $ 82       $141       $299
--------------------------------------
  With both optional benefits             $28        $ 87       $149       $314
--------------------------------------
HARTFORD BOND HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 72       $123       $264
--------------------------------------
  With Optional Death Benefit             $25        $ 77       $131       $280
--------------------------------------
  With Earnings Protection Benefit        $25        $ 78       $134       $285
--------------------------------------
  With both optional benefits             $27        $ 83       $142       $301
--------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $156       $201       $279       $54        $ 76       $130       $278
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $161       $209       $295       $56        $ 80       $138       $294
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $167       $219       $315       $58        $ 87       $148       $315
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $212       $302       $56        $ 83       $142       $301
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168       $220       $318       $58        $ 87       $149       $317
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $170        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $107       $175        N/A        N/A       $60        $ 94        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $109       $180        N/A        N/A       $63        $101        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $315       $58        $ 87       $148       $315
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $222       $321       $58        $ 88       $151       $320
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $229       $336       $60        $ 93       $159       $335
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $170        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $107       $175        N/A        N/A       $60        $ 94        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $109       $180        N/A        N/A       $63        $101        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $161       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $217       $311       $57        $ 86       $146       $311
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $168       $220       $316       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $227       $332       $60        $ 92       $157       $331
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $163       $212       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $165       $214       $306       $57        $ 84       $144       $305
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $169       $222       $322       $59        $ 89       $151       $321
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $149       $188       $255       $52        $ 68       $118       $254
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $100       $154       $196       $271       $53        $ 73       $126       $270
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL ADVISERS HLS
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $221       $320       $58        $ 88       $150       $319
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $229       $335       $60        $ 93       $158       $334
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 76       $131       $279
--------------------------------------
  With Optional Death Benefit             $26        $ 81       $139       $295
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $141       $300
--------------------------------------
  With both optional benefits             $29        $ 87       $149       $315
--------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $132       $281
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $140       $297
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $142       $302
--------------------------------------
  With both optional benefits             $29        $ 88       $150       $318
--------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 90        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $31        $ 95        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $32        $ 97        N/A        N/A
--------------------------------------
  With both optional benefits             $33        $101        N/A        N/A
--------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 83       $141       $300
--------------------------------------
  With Optional Death Benefit             $29        $ 87       $149       $315
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $152       $321
--------------------------------------
  With both optional benefits             $31        $ 94       $159       $336
--------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 90        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $31        $ 95        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $32        $ 97        N/A        N/A
--------------------------------------
  With both optional benefits             $33        $101        N/A        N/A
--------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 81       $139       $296
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $147       $311
--------------------------------------
  With Earnings Protection Benefit        $29        $ 88       $150       $316
--------------------------------------
  With both optional benefits             $30        $ 92       $157       $332
--------------------------------------
HARTFORD HIGH YIELD HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 78       $134       $285
--------------------------------------
  With Optional Death Benefit             $27        $ 83       $142       $301
--------------------------------------
  With Earnings Protection Benefit        $28        $ 85       $144       $306
--------------------------------------
  With both optional benefits             $29        $ 89       $152       $322
--------------------------------------
HARTFORD INDEX HLS FUND
--------------------------------------
  Without any optional benefits           $22        $ 69       $118       $255
--------------------------------------
  With Optional Death Benefit             $24        $ 74       $126       $271
--------------------------------------
  With Earnings Protection Benefit        $24        $ 75       $129       $276
--------------------------------------
  With both optional benefits             $26        $ 80       $137       $292
--------------------------------------
HARTFORD INTERNATIONAL ADVISERS HLS
  FUND
--------------------------------------
  Without any optional benefits           $27        $ 82       $141       $299
--------------------------------------
  With Optional Death Benefit             $28        $ 87       $149       $314
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $151       $320
--------------------------------------
  With both optional benefits             $31        $ 93       $159       $335
--------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $307       $57        $ 84       $144       $306
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $225       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $208       $293       $56        $ 80       $137       $292
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $308       $57        $ 85       $145       $308
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $167       $218       $313       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $226       $329       $59        $ 91       $155       $328
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $150       $191       $259       $52        $ 70       $120       $258
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $275       $54        $ 74       $128       $274
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $161       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $191       $260       $52        $ 70       $120       $259
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $307       $57        $ 84       $144       $306
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $225       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $191       $260       $52        $ 70       $120       $259
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $137       $292
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $307
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $312
--------------------------------------
  With both optional benefits             $30        $ 91       $155       $328
--------------------------------------
HARTFORD MIDCAP HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $138       $293
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $308
--------------------------------------
  With Earnings Protection Benefit        $28        $ 87       $148       $313
--------------------------------------
  With both optional benefits             $30        $ 92       $156       $329
--------------------------------------
HARTFORD MONEY MARKET HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 70       $121       $259
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $275
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $131       $280
--------------------------------------
  With both optional benefits             $26        $ 81       $139       $296
--------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $121       $260
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $276
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $281
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $297
--------------------------------------
HARTFORD SMALL COMPANY HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $137       $292
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $307
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $312
--------------------------------------
  With both optional benefits             $30        $ 91       $155       $328
--------------------------------------
HARTFORD STOCK HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $121       $260
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $276
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $281
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $297
------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

HIGHLIGHTS

HOW DO I PURCHASE THIS ANNUITY?
You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Annuity without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.

Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower mortality and expense risk charges and shorter contingent deferred sales charge periods than this Annuity. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your Annuity. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Annuity. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Annuity. The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

  NUMBER OF YEARS
        FROM          CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
      One Year               8%
-----------------------------------------
     Two Years               8%
-----------------------------------------
    Three Years              8%
-----------------------------------------
     Four Years              8%
-----------------------------------------
     Five Years              7%
-----------------------------------------
     Six Years               6%
-----------------------------------------
    Seven Years              5%
-----------------------------------------
    Eight Years              0%
-----------------------------------------

You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount

x  Premium Payments that have been in your Annuity for more than seven years.

x  Payment Enhancements or earnings

x  Distributions made due to death

x  Most payments we make to you as part of your Annuity Payout

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Annuity, if, on either of those dates, the value of your Annuity is less than $50,000.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

In addition to the Annual Maintenance Fee, you pay two other types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:

A mortality and expense risk charge that is subtracted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Funds.

The second type of charge is the fee you pay for the Funds. Please see the Annual Fund Operating Expenses table for more complete information and the Funds' prospectuses accompanying this prospectus.


If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.



If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

 - You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-

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Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.

The Death Benefit is the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,

- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments and Payment Enhancements made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

If you elect the Optional Death Benefit at an additional charge, the Death Benefit will be the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

- The Contract Value of your Annuity, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

- Your Interest Accumulation Value.


The Optional Death Benefit Rider may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


If you elect the Optional Death Benefit at any time after you purchase your annuity, the Optional Death Benefit calculation will be different.


You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.



If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greater of:



- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or



- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit,or



- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.



If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.



Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.


WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life, Joint and Last Survivor Life with Payments for a Period Certain and Payment For a Period Certain. We may make other Annuity Payout Options available at any time.


You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. In Maryland, Massachusetts, Oregon or Alabama, you must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 12th Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

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GENERAL CONTRACT INFORMATION

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS


                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING          BASIS OF RATING
--------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.               4/1/00         A+      Financial performance
--------------------------------------------------------------------------------
 Standard & Poor's           8/1/00        AA       Insurer financial strength
--------------------------------------------------------------------------------
 Fitch                       5/1/00        AA+      Financial strength
--------------------------------------------------------------------------------



These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.


THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on May 20, 1991 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Annuity will equal the total of the payments you make to us.

THE FUNDS

The Evergreen VA Capital Growth Fund, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Omega Fund, Evergreen VA Perpetual International Fund, and Evergreen VA Special Equity Fund are series of Evergreen Variable Annuity Trust, a Delaware business trust. Mentor Investment Advisors LLC is the investment advisor to the Evergreen VA Capital Growth Fund and to the Evergreen VA Growth Fund. Evergreen Asset Management Corp. is the investment advisor to the Evergreen VA Foundation Fund. Evergreen Investment Management Company is the investment advisor to the Evergreen VA Omega Fund. Mentor Perpetual Advisors LLC is the investment advisor to the Evergreen VA Perpetual International Fund. Meridian Investment Company is the investment advisor to the Evergreen VA Special Equity Fund. All the investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $250 billion in consolidated assets as of December 31, 1999.

Hartford HLS Funds are sponsored and administered by Hartford Life Insurance Company. HL Investment Advisors, LLC (HL Advisors) serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Each Hartford HLS Fund, except for Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund are diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are non-diversified series of Hartford Series Fund, Inc. The shares of each Fund have been divided into Class IA and Class IB. Only Class IB shares are available in this Annuity.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus and Statement of Additional Information,

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which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

EVERGREEN VA CAPITAL GROWTH FUND -- Seeks to provide long-term growth by investing primarily in common stocks of large U.S. companies which the investment advisor believes offer the potential for capital appreciation over both the immediate and long term.

EVERGREEN VA FOUNDATION FUND -- Seeks, in order of priority, reasonable income, conservation of capital and capital appreciation by investing in a combination of equity and debt securities.

EVERGREEN VA GROWTH FUND -- Seeks to provide long-term capital growth through investment in common stock. Although the Fund may invest in companies of any size, the Fund invests principally in common stocks of small to mid-sized companies.

EVERGREEN VA OMEGA FUND -- Seeks long-term capital growth through investment in common stocks and convertible securities of companies of all sizes.

EVERGREEN VA PERPETUAL INTERNATIONAL FUND -- Seeks to provide long-term capital growth by investing in a diversified portfolio of equity securities of issuers of all sizes located outside the United States. The Fund may also invest in debt securities.

EVERGREEN VA SPECIAL EQUITY FUND -- Seeks capital growth through investment in equity securities of U.S. companies with small market capitalizations.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.

HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing in equity securities of health care companies worldwide. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.

HARTFORD GLOBAL TECHNOLOGY HLS FUND -- Seeks long-term capital appreciation by investing in equity securities technology companies worldwide. Sub-advised by Wellington Management.

HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.

HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.

HARTFORD INTERNATIONAL ADVISERS HLS FUND -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.

* Standard & Poor's, S&P-Registered Trademark-, S&P 500-Registered Trademark-, Standard & Poor's 500-Registered Trademark-, and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index Fund.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range represented by the Russell 2000 Index selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

THE FIXED ACCUMULATION FEATURE
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IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

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Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- Currently, you may enroll in a special pre-authorized transfer program known as our DCA Plus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6-Month Transfer Program or 12-Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program may have different credited interest rates. Currently, the 6-Month and 12-Month Transfer Programs are credited the same interest rate as the Fixed Accumulation Feature. At some time in the future, Hartford may offer interest rates specific to the transfer programs.

Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Accumulation Feature's current effective interest rate. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period.

You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue at the interest rate currently in effect for the Fixed Accumulation Feature.

We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish. Any change to the Program will not affect Contract Owners currently enrolled in the Program.

You may only have one DCA Program in place at one time. There is no charge for Dollar Cost Averaging.

THE CONTRACT
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PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a)of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

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If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.


We have filed the Contract with the Earnings Protection Benefit with the Internal Revenue Service for approval for use in an IRA. For more information, please see Appendix I -- Information Regarding Tax-Qualified Retirement Plans, Individual Retirement Annuities ("IRAs") Under Section 408. Please consult your qualified tax adviser if you are considering adding the Earnings Protection Benefit to your Contract if it is an IRA.


HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $10,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more. In Maryland, Massachusetts, Oregon and Alabama, Premium Payments may only be made during the first Contract Year.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

x 3% of the Premium Payment if your cumulative Premium Payments are less than $50,000

x 4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no contingent deferred sales charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

- The length of time that you plan to continue to own your Contract.

- The frequency, amount and timing of any partial Surrenders.

- The amount of your Premium Payments.

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- When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.

We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Annuity if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Annuity's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Annuity, the Payment Enhancements you receive may be more than offset by the higher expenses.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age. Hartford will take back the Payment Enhancements credited to your Contract Value if you elect to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

- The daily Mortality and Expense Risk Charge and any other applicable charges, including any administrative charges or the Optional Death Benefit Charge, adjusted for the number of days in the period.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except Florida, Maryland and Oregon, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We also have a restriction in place that involves individuals who act under a power of attorney for multiple Contract Owners. If the value of the Contract Owners' Accounts add up to more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

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FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Accumulation Feature.

TELEPHONE AND INTERNET TRANSFERS -- In most states, you can make transfers:

- By calling us at (800) 862-6668

- Electronically, when available, by the Internet through our website at http://online.hartfordlife.com

Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange on the next Valuation Day.

Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us at (800) 862-6668 before the close of the New York Stock Exchange. Hartford, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We reserve the right to suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed Power of Attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

CHARGES AND FEES

There are 5 charges and fees associated with the Contract; and the Optional Death Benefit Charge:

1.  THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------

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For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.

- We will then Surrender the Premium Payments that have been in the Annuity the longest.

- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

- The total Contingent Deferred Sales Charge is $860.00.

If you have any questions about these charges, please contact your financial advisor or Hartford.
________________________________________________________________________________

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT: During the first seven Contract Years, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or
  (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must:
  (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).

- Upon the commencement of Annuity Payouts. The Contingent Deferred Sales Charge is not deducted when we begin to make Annuity Payouts. We will charge a Contingent Deferred Sales Charge if the Contract is fully or partially Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- Upon cancellation during the Right to Cancel Period.

SURRENDER ORDER -- During the first seven Contract Years all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.

After the Seventh Contract Year, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for more than seven years, then from the Payment Enhancements credited for more than seven years, then from Premium Payments invested for less than seven years and then from the Payments credited for less than seven years. Only Premium Payments invested for less than seven years are subject to a Contingent Deferred Sales Charge.

2.  MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value (estimated at 0.95% for mortality and 0.50% for expenses). The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

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  During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

  Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. We would be required to make these payments if the Payout Option chosen is the Life Annuity, Life Annuity With Payments for a Period Certain or Joint and Last Survivor Life Annuity Payout Option. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

3.  ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.

4.  PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect when Annuity Payouts begin. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Calculation Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.

5.  CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this prospectus.

OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of .15% of your Contract Value invested in the Funds.


EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.


PAYMENT ENHANCEMENTS -- No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Annuity, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Annuities, however, there are no additional profits inherent with the structure of this Annuity when compared with any other product we offer.

WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES, THE OPTIONAL DEATH BENEFIT CHARGE AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

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The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or

- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

You may also elect the Optional Death Benefit for an additional fee. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.

If you elect the Optional Death Benefit, the Death Benefit prior to the deceased's date of death or the deceased's 81st birthday, whichever is earlier, will be the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculated the Death Benefit; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

- The Interest Accumulation Value described below.

The Interest Accumulation Value prior to the deceased's date of death or 81st birthday, whichever is earlier is equal to:

- Your Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculated the Death Benefit;

- Plus any Premium Payments made, but not including any Payment Enhancements credited;

- Minus any partial Surrenders;

- Compounded daily at an annual rate of 5%.

If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.

The Optional Death Benefit is limited to a maximum of 200% of any Premium Payments made less proportional adjustments for any Surrenders.


If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds. The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


If you elect the Optional Death Benefit after you purchase your annuity, the Interest Accumulation Value calculation will be:

- Your Contract Value on the date we add the Optional Death Benefit to your annuity;

- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;

- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;

- Minus any partial Surrenders after the Optional Death Benefit is added;

- Compounded daily at an annual interest rate of 5%.


You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it.



If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greater of:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or



- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or



- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.



We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made, add any Payment Enhancements credited, and add any adjustments for partial Surrenders made on or after the date you added the Earnings Protection Benefit. We also subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.



We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.



Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.



Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 or older, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

________________________________________________________________________________


FOR EXAMPLE: Assuming that:



- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,



- You elected the Earnings Protection Benefit when you purchased your Annuity,



- You made a single Premium Payment of $100,000,



- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,



- You took no partial Surrenders.



- The Contract Value on the date we receive proof of death was $400,000.



Hartford would calculate the Contract gain as follows:



- Contract Value on the date we receive proof of death ($400,000),



- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- minus any Premium Payments ($0)



- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).



The Contract gain is $300,000.



To determine if the cap applies:



- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- plus Premium Payments made since that date ($0),



- minus Premium Payments made in the 12 months prior to death ($0),



- minus Payment Enhancements ($4,000).



Which equals $100,000. The cap is 200% of $100,000 which is $200,000.



In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.

________________________________________________________________________________


Before you purchase the Earnings Protection Benefit, you should also consider the following.



- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

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- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.



- If you transfer ownership of your Contract to someone who would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.



For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans."


HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of the death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the contract owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. This spousal continuation is available only once for each Contract. If the beneficiary elects to continue the Contract, we will adjust the Contract Value to equal the amount that we would have paid as the Death Benefit.


If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .          AND . . .                   AND . . .                 THEN THE . . .
Contract Owner                There is a surviving joint  The Annuitant is living or  Joint Contract Owner
                              Contract Owner              deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Designated Beneficiary
                              joint Contract Owner        deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Contract Owner's estate
                              joint Contract Owner and    deceased                    receives the Death
                              the Beneficiary                                         Benefit.
                              predeceases the Contract
                              Owner
Annuitant                     The Contract Owner is       There is no named           Death Benefit is paid to
                              living                      Contingent Annuitant        the Contract Owner(s) and
                                                                                      not the designated
                                                                                      Beneficiary.
Annuitant                     The Contract Owner is       The Contingent Annuitant    Contingent Annuitant
                              living                      is living                   becomes the Annuitant, and
                                                                                      the Contract continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                 AND . . .                               THEN THE . . .
Contract Owner                The Annuitant is living                   Designated Beneficiary becomes the
                                                                        Contract Owner
Annuitant                     The Contract Owner is living              Contract Owner receives the Death
                                                                        Benefit.
Annuitant                     The Annuitant is also the Contract Owner  Designated Beneficiary receives the
                                                                        Death Benefit.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. A Contingent Deferred Sales Charge may be deducted. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

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To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (b) the SEC permits and orders postponement or (c) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR:

If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(B) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your financial advisor to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later. You may elect a later Annuity Commencement Date if we allow and subject to the laws and regulations then in effect. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. We will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" is an option that can be elected by the Beneficiary after the death of the Contract Owner and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY -- We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH A CASH REFUND -- We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for Variable Dollar Amount Annuity Payouts using the 5% Assumed Investment Return.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We make Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for the number of years you select with a minimum of 10 years. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the amount of the remaining Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY -- We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts; either fixed or variable, after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus the Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary has two options, (a) continue Annuity Payouts for the remainder of the guaranteed number of years or (b) receive the Commuted Value in one sum.

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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed-dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENT FOR A PERIOD CERTAIN -- We will make Annuity Payouts for the number of years that you select. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.

IMPORTANT INFORMATION:


- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, AND PAYMENTS FOR A PERIOD CERTAIN VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.



- AUTOMATIC ANNUITY PAYOUTS FOR NON-QUALIFIED CONTRACTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.



- AUTOMATIC ANNUITY PAYOUTS FOR QUALIFIED CONTRACTS AND CONTRACTS ISSUED IN TEXAS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity Payout Option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.


3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. A higher AIR may result in smaller potential growth in the Annuity Payouts. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater.

For example, if the second monthly Annuity Payout is the same as the first, the sub-accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the sub-accounts earned more than the AIR. If the second Annuity Payout is less than the first, the sub-account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT OR VARIABLE-DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.

FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payout. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.

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VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
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INVESTEASE-REGISTERED TRADEMARK- PROGRAM -- InvestEase-Registered Trademark- is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. Some Contracts offer model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.

OTHER INFORMATION
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ASSIGNMENT -- Ownership of this Contract is generally assignable. However, if the Contract is issued to a tax qualified retirement plan, it is possible that the ownership of the Contract may not be transferred or assigned. An assignment of a Non-Qualified Contract may subject the Contract Values or Surrender Value to income taxes and certain penalty taxes.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice. We may modify the Contract, but no modification will effect the amount or term of any Contract unless a modification is required to

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conform the Contract to applicable Federal or State law. No modification will effect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with HSD.

Commissions will be paid by Hartford and will not be more than 7% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.

LEGAL MATTERS AND EXPERTS -- There are no material legal proceedings pending to which the Separate Account is a party.


Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.


The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

MORE INFORMATION -- You may call your Representative if you have any questions or write or call us at the address below:

Hartford Life and Annuity Insurance Company
Attn: Investment Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
         (800) 862-7155 (Registered Representatives)

FEDERAL TAX CONSIDERATIONS
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What are some of the federal tax consequences which affect these Contracts?

A.  GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B.  TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

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C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the investment in the contract, such excess constitutes the income on the contract.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such income on the contract and then from investment in the contract, and for these purposes such income on the contract shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such income on the contract, and (2) shall not be includable in gross income to the extent that such amount does exceed any such income on the contract. If at the time that any amount is received or deemed received there is no income on the contract (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract".

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.


 vi. In general, any amount actually received under the Contract as a Death Benefit, including any Optional Death Benefit or Earnings Protection Benefit, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, Hartford believes that for federal tax purposes the Optional Death Benefit and the Earnings Protection Benefit should be treated as an integral part of the Contract's benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Optional Death Benefit or the Earnings Protection Benefit should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However, it is possible that the IRS could take a contrary position that some or all of these charges for the Optional Death Benefit or the Earnings Protection Benefit should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes). If the IRS takes such a contrary position, however, then any Beneficiary of an Optional Death Benefit or an Earnings Protection Benefit may be entitled to claim that some part of such Death Benefit is excludable from gross income for federal tax purposes (e.g., as a death benefit that should be treated for tax purposes as

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    if it were being provided by a separate contract that qualifies as a life insurance contract for tax purposes).


    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the investment in the contract to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining investment in the contract shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the investment in the contract prior to August 14, 1982 (pre-8/14/82 investment) carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining income on the contract and
(4) last from the remaining "investment in the contract". As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

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    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal continuation shall apply only once for this contract.

 3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if

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additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.  FEDERAL INCOME TAX WITHHOLDING

Any portion of a distribution that is (or is deemed to be) current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are required.

E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.  GENERATION-SKIPPING TRANSFERS

Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

SECTION
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DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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SAFEKEEPING OF ASSETS
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INDEPENDENT PUBLIC ACCOUNTANTS
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DISTRIBUTION OF CONTRACTS
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CALCULATION OF YIELD AND RETURN
----------------------------------------------------------------------
PERFORMANCE COMPARISONS
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FINANCIAL STATEMENTS
----------------------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 2000, $8,000 (indexed), whichever is less. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust,

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
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amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- separates from service,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAs") UNDER SECTION 408

TRADITIONAL IRAS -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA. Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be rolled-over to an IRA on a tax-deferred basis.


SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.



ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.



IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide for a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an Optional Death Benefit and an Earnings Protection Benefit. The Optional Death Benefit and the Earnings Protection Benefit may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. WE HAVE FILED THE CONTRACT WITH THE OPTIONAL DEATH BENEFIT AND THE EARNINGS PROTECTION BENEFIT WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL FOR USE AS AN IRA. NO ASSURANCE IS GIVEN THAT THESE BENEFITS MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the Optional Death Benefit and the Earnings Protection Benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax-qualification or resulting in certain deemed distributions and penalty taxes. You should consult a qualified tax adviser if you are considering adding the Optional Death Benefit or the Earnings Protection Benefit to your Contract if it is an IRA.


5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

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If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a minimum distribution amount which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:

- the non-taxable portion of the distribution;

- required minimum distributions; or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES



OPTIONAL DEATH BENEFIT EXAMPLES


EXAMPLE 1
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$108,000       Contract Value prior to Surrender equals
  .09259       multiplied by
$105,000       Interest Accumulation Value for a total of
$  9,722       to be deducted from the Interest Accumulation Value equals
$ 95,278       the new Interest Accumulation Value

EXAMPLE 2
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$ 92,000       Contract Value prior to Surrender equals
  .10870       multiplied by
$105,000       Interest Accumulation Value for a total of
$ 11,413       to be deducted from the Interest Accumulation Value equals
$ 93,587       the New Interest Accumulation Value

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EARNINGS PROTECTION BENEFIT EXAMPLES



EXAMPLE 1



Assume that:



- You elected the Earnings Protection Benefit when you purchased your Contract,



- You made a single Premium Payment of $100,000,



- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit



- On your fifth Contract anniversary, your Contract Value was $150,000,



- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,



- On the day we calculate the Death Benefit, your Contract Value was $140,000,



- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations,



ADJUSTMENT FOR PARTIAL SURRENDERS



To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:



- Add the amount of the partial Surrender ($40,000) to



- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000),



- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),



- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),



- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),



Which equals $-6,000 which is less than zero, so there is no adjustment for the partial Surrender in this case.



CALCULATION OF CONTRACT GAIN



So Hartford would calculate the Contract gain as follows:



- Contract Value on the date we receive proof of death ($140,000),



- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),



- Add any adjustments for partial Surrenders ($0)



- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).



So the Contract gain equals $40,000.



CALCULATION OF EARNINGS PROTECTION BENEFIT CAP



To determine if the cap applies:



- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- plus Premium Payments made since that date ($0),



- minus Premium Payments made in the 12 months prior to death ($0),



- minus any adjustments for partial Surrenders ($0)



- minus any Payment Enhancements ($4,000).



Which equals $100,000. The cap is 200% of $100,000 which is $200,000.



DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT



In this situation the cap does not apply, so Hartford takes 40% of $40,000 or $16,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $156,000.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
--------------------------------------------------------------------------------


EXAMPLE 2



Assume that:



- You elected the Earnings Protection Benefit when you purchased your Contract,



- You made a single Premium Payment of $100,000,



- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit



- On your fifth Contract anniversary, your Contract Value was $150,000,



- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,



- On the day we calculate the Death Benefit, your Contract Value was $120,000,



- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations,



ADJUSTMENT FOR PARTIAL SURRENDERS



To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:



- Add the amount of the partial Surrender ($60,000) to



- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000)



- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),



- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),



- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),



Which equals $+14,000 which is greater than zero, so there is a $14,000 adjustment for the partial Surrender in this case.



CALCULATION OF CONTRACT GAIN



So Hartford would calculate the Contract gain as follows:



- Contract Value on the date we receive proof of death ($120,000),



- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),



- Add any adjustments for partial Surrenders ($14,000),



- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).



So the Contract gain equal $34,000.



CALCULATION OF EARNINGS PROTECTION BENEFIT CAP



To determine if the cap applies:



- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),



- plus Premium Payments made since that date ($0),



- minus Premium Payments made in the 12 months prior to death ($0),



- minus any adjustments for partial Surrenders ($14,000),



- minus any Payment Enhancements ($4,000).



Which equals $86,000. The cap is 200% of $86,000 which is $172,000.



DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT



In this situation the cap does not apply, so Hartford takes 40% of $34,000 or $13,600 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $133,600.

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

The variable annuity Contract that you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

- Attained age 59 1/2,

- Separated from service,

- Died, or

- Become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than your annuity. Please refer to your Plan.

Please complete the following and return to:

    Hartford Life and Annuity Insurance Company
    Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Name of Contract Owner/Participant:  ___________________________________________

Address:  ______________________________________________________________________

City or Plan/School District:  _________________________________________________

Date:  _________________________________________________________________________

Contract No.:  _________________________________________________________________

Signature:  ____________________________________________________________________

To obtain a Statement of Additional Information for The Director Select Plus variable annuity, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

___________________________________________________________
                            Name

___________________________________________________________
                          Address

___________________________________________________________
   City/State                                    Zip Code

                                      PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              SEPARATE ACCOUNT ONE

                    THE DIRECTOR SELECT PLUS VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.





Date of Prospectus:  January 26, 2001

Date of Statement of Additional Information:  January 26, 2001










333-91933

                                TABLE OF CONTENTS


SECTION                                                                                                   PAGE
DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY................................................  3

SAFEKEEPING OF ASSETS ....................................................................................  3

INDEPENDENT PUBLIC ACCOUNTANTS ...........................................................................  3

DISTRIBUTION OF CONTRACTS.................................................................................  4

CALCULATION OF YIELD AND RETURN...........................................................................  5

PERFORMANCE RELATED INFORMATION...........................................................................  7

PERFORMANCE COMPARISONS................................................................................... 11

FINANCIAL STATEMENTS .....................................................................................

           DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

----------------------------------------------------------------------------------------------------------------------
              Rating Agency                       Effective           Rating                Basis of Rating
                                               Date of Rating
----------------------------------------------------------------------------------------------------------------------
A.M. Best and Company, Inc.                        4/1/00               A+        Financial performance
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's                                  8/1/00               AA        Insurer financial strength
----------------------------------------------------------------------------------------------------------------------
Fitch                                              5/1/00               AA+       Financial strength
----------------------------------------------------------------------------------------------------------------------


These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

                              SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                            DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as that of Hartford.

The securities will be sold by salesperson of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

Commissions will be paid by Hartford and will not be more than 7% of premium payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in the prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or Surrender variable insurance products.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 1999: $226,178,603; 1998: $107,925,386; and 1997: $134,304,585. HSD has retained none of these commissions.

                         CALCULATION OF YIELD AND RETURN

YIELD OF A MONEY MARKET SUB-ACCOUNT. Yield of a money market Sub-Account for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

                                                 365/7
     Effective Yield = [(Base Period Return + 1)      ] - 1

A MONEY MARKET SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

                  YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDING DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------

SUB-ACCOUNT                                            YIELD                            EFFECTIVE YIELD
--------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                         3.70%                                 3.76%
--------------------------------------------------------------------------------------------------------------------

YIELDS OF SUB-ACCOUNTS. Yields of Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time-to-time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30-day period were computed by dividing the dividends and interest earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:

                                                             6
Current Yield Formula for the Sub-Account  2[((A-B-/(CD) + 1)  - 1]

Where  A = Dividends and interest earned during the period.
       B = Expenses accrued for the period (net of reimbursements).
       C = The average daily number of units outstanding during the period that were entitled to receive dividends.
       D = The maximum offering price per unit on the last day of the period.

                        YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                                  YIELD
--------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                                                       5.30%
--------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                                                 7.89%
--------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                                                        5.12%
--------------------------------------------------------------------------------------------------------------------

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1989. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.

CALCULATION OF TOTAL RETURN. Total return is a measure of the change in value of an investment in a Sub-Account over the period covered and assumes that the Optional Death Benefit has not been elected. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

Standardized total return will be calculated since the inception of the Separate Account for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated since the inception of the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.

If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.


The following are the standardized average annual total return quotations for the Sub-Accounts. No information is shown for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund because, as of December 31, 1999, the Sub-Accounts had not yet commenced operations.


                            STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED
                                               DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------------
                                         SEPARATE
                                          ACCOUNT        1 YEAR          5 YEAR          10 YEAR     SINCE INCEPTION OF
          SUB-ACCOUNT                  INCEPTION DATE                                                  SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Capital Growth Fund         3/2/1998        -6.04%           N/A              N/A              -0.84%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Foundation Fund              3/1/96         -1.96%           N/A              N/A              10.85%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund                  3/2/98          8.47%           N/A              N/A              -3.83%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund                   3/1/97         34.13%           N/A              N/A              20.85%
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Perpetual                    3/2/98         26.97%           N/A              N/A              19.01%
International Fund
-------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund          9/29/99          N/A            N/A              N/A              7.42%
-------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                6/2/86         -2.20%          15.88%            N/A              10.62%
-------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                    6/2/86         -14.60%         2.04%             N/A              2.72%
-------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation             6/2/86         24.24%          20.17%            N/A              17.86%
HLS Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS          3/8/94         -7.39%          17.39%            N/A              14.42%
Fund
-------------------------------------------------------------------------------------------------------------------------

                                      -9-


-------------------------------------------------------------------------------------------------------------------------
                                         SEPARATE
                                          ACCOUNT        1 YEAR          5 YEAR          10 YEAR     SINCE INCEPTION OF
          SUB-ACCOUNT                  INCEPTION DATE                                                  SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund          9/30/98        36.94%           N/A              N/A              59.62%
-------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS            5/29/98         8.86%           N/A              N/A              16.14%
Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund              9/30/98        -7.99%           N/A              N/A              -5.76%
-------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                   5/1/87          7.54%          23.18%            N/A              14.98%
-------------------------------------------------------------------------------------------------------------------------
Hartford International Advisers           3/1/95         10.17%           N/A              N/A              8.75%
HLS Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford International                    7/2/90         26.60%          9.85%             N/A              7.86%
Opportunities HLS Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                  7/30/97        38.36%           N/A              N/A              28.65%
-------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund            6/2/86         -7.80%          -0.78%            N/A              -0.19%
-------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities              6/2/86         -11.12%         1.90%             N/A              2.10%
HLS Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund           8/9/96         52.15%           N/A              N/A              22.01%
-------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                   6/2/86          6.85%          23.85%            N/A              15.26%
-------------------------------------------------------------------------------------------------------------------------

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefits been available and been chosen.


In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated since the inception of the underlying fund for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


The following are the non-standardized annualized total return quotations for the Sub-Accounts. No information is shown for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund because, as of December 31, 1999, the Sub-Accounts had not yet commenced operations.

             NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE
   THE INCEPTION DATE OF THE SEPARATE ACCOUNT FOR YEAR ENDED DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------
                                      FUND
          SUB-ACCOUNT               INCEPTION      1 YEAR          5 YEAR          10 YEAR      SINCE INCEPTION
                                      DATE                                                          OF FUND
-------------------------------------------------------------------------------------------------------------------
Evergreen VA Capital Growth Fund    3/2/98          4.96%           N/A              N/A              6.73%
-------------------------------------------------------------------------------------------------------------------
Evergreen VA Foundation Fund        3/1/96          9.04%           N/A              N/A             14.94%
-------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund            3/2/98         19.47%           N/A              N/A              4.40%
-------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund             3/1/97         45.13%           N/A              N/A             25.81%
-------------------------------------------------------------------------------------------------------------------
Evergreen VA Perpetual              3/2/98         37.97%           N/A              N/A             26.02%
International Fund
-------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund    9/29/99          N/A            N/A              N/A             18.42%
-------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund          3/31/83         8.80%          18.81%          12.14%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund              8/31/77        -3.60%          5.93%            5.66%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation       4/2/84         35.24%          22.99%          17.83%              N/A
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS    3/8/94          3.61%          20.10%            N/A             17.16%
Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund    9/30/98        47.94%           N/A              N/A             70.19%
-------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS      5/29/98        19.86%           N/A              N/A             24.27%
Fund
-------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund        9/30/98         3.01%           N/A              N/A              5.49%
-------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund             5/1/87         18.54%          25.75%          15.54%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford International Advisers     3/1/95         21.17%           N/A              N/A             12.43%
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford International              7/2/90         37.60%          13.49%            N/A              8.58%
Opportunities HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund            7/30/97        49.36%           N/A              N/A             34.14%
-------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund      6/30/80         3.20%          3.58%            3.40%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities        1/1/85         -0.12%          5.85%            5.37%              N/A
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund     8/9/96         63.15%           N/A              N/A             26.51%
-------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund             8/31/77        17.85%          26.42%          15.97%              N/A
-------------------------------------------------------------------------------------------------------------------

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefits been available and been chosen.

                             PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time-to-time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time-to-time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time-to-time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

THE DIRECTOR PREFERRED PLUS
SEPARATE ACCOUNT ONE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
           1-800-862-7155 (REGISTERED REPRESENTATIVES)        [HARTFORD LIFE LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase The Director Preferred Plus variable annuity. Please read it carefully.

We call this annuity The Director Preferred Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this Annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.

The Director Preferred Plus variable annuity is a contract between you and Hartford Life and Annuity Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

x Variable, because the value of your Annuity will fluctuate with the performance of the underlying funds.
--------------------------------------------------------------------------------

At the time you purchase your Annuity, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Annuity assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Annuity offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:

- FIRST AMERICAN LARGE CAP GROWTH PORTFOLIO SUB-ACCOUNT which purchases shares of Large Cap Growth Portfolio of First American Insurance Portfolios, Inc.

- FIRST AMERICAN TECHNOLOGY PORTFOLIO SUB-ACCOUNT which purchases shares of Technology Portfolio of First American Insurance Portfolios, Inc.

- FIRST AMERICAN INTERNATIONAL PORTFOLIO SUB-ACCOUNT which purchases shares of International Portfolio of First American Insurance Portfolios, Inc.

- HARTFORD ADVISERS HLS FUND FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Advisers HLS Fund, Inc.

- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Bond HLS Fund, Inc.

- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Capital Appreciation HLS Fund, Inc.

- HARTFORD DIVIDEND AND GROWTH HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Dividend and Growth HLS Fund, Inc.

- HARTFORD GLOBAL HEALTH HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Health HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.

- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.

- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Index HLS Fund, Inc.

- HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford International Advisers HLS Fund, Inc.

- HARTFORD MIDCAP HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford MidCap HLS Fund, Inc.

- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Money Market HLS Fund, Inc.

- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Mortgage Securities HLS Fund, Inc.

- HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Small Company HLS Fund, Inc.

- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases of Class IB of Hartford Stock HLS Fund, Inc.

You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature", which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Annuity, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Annuity and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).

This Annuity IS NOT:

 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency

This Annuity may not be available for sale in all states.
--------------------------------------------------------------------------------
THE DATE OF THIS PROSPECTUS IS JANUARY 26, 2001.
THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS JANUARY 26, 2001.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                       10
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     12
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    12
----------------------------------------------------------------------
  The Separate Account                                           12
----------------------------------------------------------------------
  The Funds                                                      12
----------------------------------------------------------------------
THE FIXED ACCUMULATION FEATURE                                   14
----------------------------------------------------------------------
THE CONTRACT                                                     15
----------------------------------------------------------------------
  Purchases and Contract Value                                   15
----------------------------------------------------------------------
  Charges and Fees                                               18
----------------------------------------------------------------------
  Death Benefit                                                  20
----------------------------------------------------------------------
  Surrenders                                                     24
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  26
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         28
----------------------------------------------------------------------
OTHER INFORMATION                                                28
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       29
----------------------------------------------------------------------
  A. General                                                     29
----------------------------------------------------------------------
  B. Taxation of Hartford and the Separate Account               29
----------------------------------------------------------------------
  C. Taxation of Annuities -- General Provisions Affecting
     Purchasers Other Than Qualified Retirement Plans            29
----------------------------------------------------------------------
  D. Federal Income Tax Withholding                              33
----------------------------------------------------------------------
  E. General Provisions Affecting Qualified Retirement Plans     33
----------------------------------------------------------------------
  F.  Annuity Purchases By Nonresident Aliens and Foreign
      Corporations                                               33
----------------------------------------------------------------------
  G. Generation-Skipping Transfers                               33
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         34
----------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS                                                          35
----------------------------------------------------------------------
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES               38
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to the Annuity Calculation Date.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable-dollar amount Annuity Payouts or the underlying rate of return for fixed-dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Accumulation Feature.

HARTFORD, WE OR OUR: Hartford Life and Annuity Insurance Company. Only Hartford is a capitalized term in the prospectus.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after the Annuity Calculation Date. You may name a Joint Annuitant only if your Annuity

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------
Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Annuity.

PREMIUM PAYMENT: Money sent to us to be invested in your Annuity.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of
  Premium Payments)                                             None
---------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of Premium
  Payments) (1)
    First Year (2)                                                 8%
---------------------------------------------------------------------
    Second Year                                                    8%
---------------------------------------------------------------------
    Third Year                                                     8%
---------------------------------------------------------------------
    Fourth Year                                                    8%
---------------------------------------------------------------------
    Fifth Year                                                     7%
---------------------------------------------------------------------
    Sixth Year                                                     6%
---------------------------------------------------------------------
    Seventh Year                                                   5%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (3)                                       $30
---------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                           1.45%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.45%
---------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    Optional Death Benefit Charge                               0.15%
---------------------------------------------------------------------
    Earnings Protection Benefit Charge                          0.20%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses with all optional
     charges                                                    1.80%
---------------------------------------------------------------------

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2) Length of time from each Premium Payment.

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply. The Examples assume that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Examples.

The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Examples by a method intended to show the average impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.06% annual charge.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------

                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                        (As a percentage of net assets)

                                                                          12B-1                            TOTAL FUND
                                                                       DISTRIBUTION                         OPERATING
                                                                          AND/OR            OTHER           EXPENSES
                                                    MANAGEMENT FEES   SERVICING FEES      EXPENSES       (INCLUDING ANY
                                                    (INCLUDING ANY    (INCLUDING ANY   (INCLUDING ANY    WAIVERS AND ANY
                                                       WAIVERS)        WAIVERS)(1)     REIMBURSEMENTS)   REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------
First American Large Cap Growth Portfolio (2)            0.70%              N/A             0.47%             1.17%
------------------------------------------------------------------------------------------------------------------------
First American Technology Portfolio (2)                  0.70%              N/A             0.47%             1.17%
------------------------------------------------------------------------------------------------------------------------
First American International Portfolio (2)               1.25%              N/A             0.54%             1.79%
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                               0.63%             0.18%            0.02%             0.83%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                   0.49%             0.18%            0.03%             0.70%
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                   0.64%             0.18%            0.02%             0.84%
------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund                    0.65%             0.18%            0.03%             0.86%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund (3)                      0.85%             0.18%            0.25%             1.28%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                         0.74%             0.18%            0.12%             1.04%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                      0.78%             0.18%            0.04%             1.00%
------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                             0.66%             0.18%            0.06%             0.90%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                  0.40%             0.18%            0.03%             0.61%
------------------------------------------------------------------------------------------------------------------------
Hartford International Advisers HLS Fund                 0.76%             0.18%            0.09%             1.03%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                                 0.76%             0.18%            0.03%             0.97%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                           0.45%             0.18%            0.02%             0.65%
------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                    0.45%             0.18%            0.03%             0.66%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                          0.75%             0.18%            0.03%             0.96%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                  0.46%             0.18%            0.02%             0.66%
------------------------------------------------------------------------------------------------------------------------

(1) The Class IB shares of the Funds sponsored by Hartford are subject to fees imposed under a distribution plan (herein, the "Distribution Plan") adopted by the Funds pursuant to Rule 12b-1 of the 1940 Act. The Distribution Plan provides that the Funds sponsored by Hartford may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares to certain distributors with respect to activities primarily intended to result in the sale of the Class IB shares. Hartford has agreed to waive 0.07% of this fee through at least April 30, 2001. Absent such waiver, the 12b-1 Distribution and/or Servicing Fees would be 0.25% and the Total Fund Operating Expenses would be as follows: Hartford Advisers HLS Fund -- 0.90%; Hartford Bond HLS Fund -- 0.77%; Hartford Capital Appreciation HLS Fund -- 0.91%; Hartford Dividend and Growth HLS Fund -- 0.93%; Hartford Global Health HLS Fund -- 1.35%; Hartford Global Leaders HLS Fund -- 1.11%; Hartford Global Technology Fund -- 1.35%; Hartford Growth and Income HLS Fund -- 1.07%; Hartford High Yield HLS Fund -- 0.97%; Hartford Index HLS Fund -- 0.68%; Hartford International Advisers HLS Fund -- 1.10%; Hartford International Opportunities HLS Fund -- 1.03%; Hartford MidCap HLS Fund -- 1.04%; Hartford Money Market HLS Fund -- 0.72%; Hartford Mortgage Securities HLS Fund -- 0.73%; Hartford Small Company HLS Fund -- 1.03%; Hartford Stock HLS Fund -- 0.73%.

(2) Other expenses for First American Large Cap Growth Portfolio, First American Technology Portfolio and First American International Portfolio are based on estimated amounts for the current fiscal year. The advisor intends to waive management fees during the current fiscal year so that the total fund operating expenses do not exceed 0.80$, 0.90%, and 1.35%, respectively, for Large Cap Growth Portfolio, Technology Portfolio and International Portfolio. Fee waivers may be discontinued at any time.

(3) Hartford Global Health HLS Fund is a new Fund. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLES

YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
FIRST AMERICAN LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $167       $218       $313       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $171       $226       $329       $59        $ 91       $155       $328
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $107       $173       $228       $334       $60        $ 92       $158       $333
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $228       $334       $60        $ 92       $158       $333
-----------------------------------------------------------------------------------------------------------------------------
FIRST AMERICAN TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $167       $218       $313       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $171       $226       $329       $59        $ 91       $155       $328
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $107       $173       $228       $334       $60        $ 92       $158       $333
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $228       $334       $60        $ 92       $158       $333
-----------------------------------------------------------------------------------------------------------------------------
FIRST AMERICAN INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $111       $185       $250       $375       $64        $106       $179       $374
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $113       $190       $258       $389       $66        $110       $187       $388
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $113       $191       $260       $394       $66        $112       $189       $393
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $113       $191       $260       $394       $66        $112       $189       $393
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $102       $161       $208       $294       $56        $ 80       $137       $293
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $152       $193       $264       $53        $ 71       $123       $263
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $156       $201       $279       $54        $ 76       $130       $278
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $161       $209       $295       $56        $ 80       $138       $294
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $212       $302       $56        $ 83       $142       $301
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $163       $212       $302       $56        $ 83       $142       $301
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $170        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $107       $175        N/A        N/A       $60        $ 94        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $315       $58        $ 87       $148       $315
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $222       $321       $58        $ 88       $151       $320
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $169       $222       $321       $58        $ 88       $151       $320
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
FIRST AMERICAN LARGE CAP GROWTH PORTFO
--------------------------------------
  Without any optional benefits           $28        $ 87       $148       $313
--------------------------------------
  With Optional Death Benefit             $30        $ 92       $156       $329
--------------------------------------
  With Earnings Protection Benefit        $30        $ 93       $158       $334
--------------------------------------
  With both optional benefits             $30        $ 93       $158       $334
--------------------------------------
FIRST AMERICAN TECHNOLOGY PORTFOLIO
--------------------------------------
  Without any optional benefits           $28        $ 87       $148       $313
--------------------------------------
  With Optional Death Benefit             $30        $ 92       $156       $329
--------------------------------------
  With Earnings Protection Benefit        $30        $ 93       $158       $334
--------------------------------------
  With both optional benefits             $30        $ 93       $158       $334
--------------------------------------
FIRST AMERICAN INTERNATIONAL PORTFOLIO
--------------------------------------
  Without any optional benefits           $35        $106       $180       $375
--------------------------------------
  With Optional Death Benefit             $36        $111       $188       $389
--------------------------------------
  With Earnings Protection Benefit        $37        $112       $190       $394
--------------------------------------
  With both optional benefits             $37        $112       $190       $394
--------------------------------------
HARTFORD ADVISERS HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 76       $130       $278
--------------------------------------
  With Optional Death Benefit             $26        $ 81       $138       $294
--------------------------------------
  With Earnings Protection Benefit        $27        $ 82       $141       $299
--------------------------------------
  With both optional benefits             $27        $ 82       $141       $299
--------------------------------------
HARTFORD BOND HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 72       $123       $264
--------------------------------------
  With Optional Death Benefit             $25        $ 77       $131       $280
--------------------------------------
  With Earnings Protection Benefit        $25        $ 78       $134       $285
--------------------------------------
  With both optional benefits             $25        $ 78       $134       $285
--------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 76       $131       $279
--------------------------------------
  With Optional Death Benefit             $26        $ 81       $139       $295
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $141       $300
--------------------------------------
  With both optional benefits             $27        $ 83       $141       $300
--------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $132       $281
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $140       $297
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $142       $302
--------------------------------------
  With both optional benefits             $27        $ 83       $142       $302
--------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 90        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $31        $ 95        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $32        $ 97        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 97        N/A        N/A
--------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 83       $141       $300
--------------------------------------
  With Optional Death Benefit             $29        $ 87       $149       $315
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $152       $321
--------------------------------------
  With both optional benefits             $29        $ 89       $152       $321
--------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $161       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $217       $311       $57        $ 86       $146       $311
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $168       $220       $316       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168       $220       $316       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $163       $212       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $165       $214       $306       $57        $ 84       $144       $305
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $104       $165       $214       $306       $57        $ 84       $144       $305
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $149       $188       $255       $52        $ 68       $118       $254
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $100       $154       $196       $271       $53        $ 73       $126       $270
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL ADVISERS HLS
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $221       $320       $58        $ 88       $150       $319
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $169       $221       $320       $58        $ 88       $150       $319
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $208       $293       $56        $ 80       $137       $292
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $308       $57        $ 85       $145       $308
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $167       $218       $313       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $104       $167       $218       $313       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $150       $191       $259       $52        $ 70       $120       $258
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $275       $54        $ 74       $128       $274
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $191       $260       $52        $ 70       $120       $259
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $307       $57        $ 84       $144       $306
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $191       $260       $52        $ 70       $120       $259
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 81       $139       $296
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $147       $311
--------------------------------------
  With Earnings Protection Benefit        $29        $ 88       $150       $316
--------------------------------------
  With both optional benefits             $29        $ 88       $150       $316
--------------------------------------
HARTFORD HIGH YIELD HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 78       $134       $285
--------------------------------------
  With Optional Death Benefit             $27        $ 83       $142       $301
--------------------------------------
  With Earnings Protection Benefit        $28        $ 85       $144       $306
--------------------------------------
  With both optional benefits             $28        $ 85       $144       $306
--------------------------------------
HARTFORD INDEX HLS FUND
--------------------------------------
  Without any optional benefits           $22        $ 69       $118       $255
--------------------------------------
  With Optional Death Benefit             $24        $ 74       $126       $271
--------------------------------------
  With Earnings Protection Benefit        $24        $ 75       $129       $276
--------------------------------------
  With both optional benefits             $24        $ 75       $129       $276
--------------------------------------
HARTFORD INTERNATIONAL ADVISERS HLS
  FUND
--------------------------------------
  Without any optional benefits           $27        $ 82       $141       $299
--------------------------------------
  With Optional Death Benefit             $28        $ 87       $149       $314
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $151       $320
--------------------------------------
  With both optional benefits             $29        $ 89       $151       $320
--------------------------------------
HARTFORD MIDCAP HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $138       $293
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $308
--------------------------------------
  With Earnings Protection Benefit        $28        $ 87       $148       $313
--------------------------------------
  With both optional benefits             $28        $ 87       $148       $313
--------------------------------------
HARTFORD MONEY MARKET HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 70       $121       $259
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $275
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $131       $280
--------------------------------------
  With both optional benefits             $25        $ 77       $131       $280
--------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $121       $260
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $276
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $281
--------------------------------------
  With both optional benefits             $25        $ 77       $132       $281
--------------------------------------
HARTFORD SMALL COMPANY HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $137       $292
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $307
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $312
--------------------------------------
  With both optional benefits             $28        $ 86       $147       $312
--------------------------------------
HARTFORD STOCK HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $121       $260
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $276
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $281
--------------------------------------
  With both optional benefits             $25        $ 77       $132       $281
------------------------------------------------------------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

HIGHLIGHTS

HOW DO I PURCHASE THIS ANNUITY?
You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Annuity without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.

Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower Mortality and Expense Risk Charges and shorter Contingent Deferred Sales Charge periods than this Annuity. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your Annuity. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Annuity. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and length of time the Premium Payment you made has been in your Annuity. The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
      One Year               8%
-----------------------------------------
     Two Years               8%
-----------------------------------------
    Three Years              8%
-----------------------------------------
     Four Years              8%
-----------------------------------------
     Five Years              7%
-----------------------------------------
     Six Years               6%
-----------------------------------------
    Seven Years              5%
-----------------------------------------
    Eight Years              0%
-----------------------------------------

You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount

x  Premium Payments that have been in your Annuity for more than seven years.

x  Payment Enhancements or earnings

x  Distributions made due to death

x  Most payments we make to you as part of your Annuity Payout

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Annuity, if, on either of those dates, the value of your Annuity is less than $50,000.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

In addition to the Annual Maintenance Fee, you pay two other types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:

A mortality and expense risk charge that is subtracted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Funds.

The second type of charge is the fee you pay for the Funds. Please see the Annual Fund Operating Expenses table for more complete information and the Funds' prospectus accompanying this prospectus.

If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.

CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

 - You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------
Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.

The Death Benefit is the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,

- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments and Payment Enhancements made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

IF YOU ELECT THE OPTIONAL DEATH BENEFIT at an additional charge, the Death Benefit will be the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

- The Contract Value of your Annuity, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

- Your Interest Accumulation Value.

The Optional Death Benefit Rider may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.

If you elect the Optional Death Benefit at any time after you purchase your annuity, the Optional Death Benefit calculation will be different.

You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life, Joint and Last Survivor Life with Payments for a Period Certain and Payment For a Period Certain. We may make other Annuity Payout Options available at any time.

You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. In Maryland, Massachusetts, Oregon or Alabama, you must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 12th Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL CONTRACT INFORMATION

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING          BASIS OF RATING
--------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.              4/1/00          A+      Financial performance
--------------------------------------------------------------------------------
 Standard & Poor's          8/1/00         AA       Insurer financial strength
--------------------------------------------------------------------------------
 Fitch                      5/1/00         AA+      Financial strength
--------------------------------------------------------------------------------

These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on May 20, 1991 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Annuity will equal the total of the payments you make to us.

THE FUNDS

U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, serves as the investment advisor to First American Insurance Portfolios, Inc. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the portfolios' business and investment activities, subject to the authority of the board of directors. Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to First American International Portfolio. A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for institutional accounts. As of December 31, 1999, Marvin & Palmer managed a total of approximately $14 billion in investments.

Hartford HLS Funds are sponsored and administered by Hartford Life Insurance Company. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Each Hartford HLS Fund, except for Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund are diversified series of Hartford
Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Health HLS Fund is a non-diversified series of Hartford
Series Fund, Inc. The shares of each Fund have been divided into Class IA and Class IB. Only Class IB shares are available in this Annuity.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus and Statement of Additional Information, which may be ordered from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

FIRST AMERICAN LARGE CAP GROWTH PORTFOLIO OF FIRST AMERICAN INSURANCE PORTFOLIOS, INC. -- Seeks long-term growth of capital by investing primarily in companies that have market capitalizations of at least $5 billion at the time of purchase and exhibit the potential for superior growth based on factors such as above average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition.

FIRST AMERICAN TECHNOLOGY PORTFOLIO OF FIRST AMERICAN INSURANCE
PORTFOLIOS, INC. -- Seeks long-term growth of capital by investing primarily in companies which have, or may develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements in areas such as semiconductors, computers, software, communications, and online services.

FIRST AMERICAN INTERNATIONAL PORTFOLIO OF FIRST AMERICAN INSURANCE
PORTFOLIOS, INC. -- Seeks long-term growth of capital by investing primarily in equity securities that trade in markets other than the United States. These securities generally are issued by companies that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. Sub-Advised by Marvin & Palmer Associates.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.

HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing in equity securities of health care companies worldwide. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.

HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.

HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.

HARTFORD INTERNATIONAL ADVISERS HLS FUND -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range represented by the Russell 2000 Index selected on the basis of

* "Standard & Poor's," "S&P-Registered Trademark-," "S&P
  500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index Fund.

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

THE FIXED ACCUMULATION FEATURE
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IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- Currently, you may enroll in a special pre-authorized transfer program known as our DCA Plus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6-Month Transfer Program or 12-Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program may have different credited interest rates. Currently, the 6-Month and 12-Month Transfer Programs are credited the same interest rate as the Fixed Accumulation Feature. At some time in the future, Hartford may offer interest rates specific to the transfer programs.

Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Accumulation Feature's current effective interest rate. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period.

You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue the interest rate currently in effect for the Fixed Accumulation Feature.

We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish. Any change to the Program will not affect Contract Owners currently enrolled in the Program.

You may only have one DCA Program in place at one time. There is no charge for Dollar Cost Averaging.

THE CONTRACT
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PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

We have filed the Contract with the Earnings Protection Benefit with the Internal Revenue Service for approval for use in an IRA. For more information, please see Appendix I -- Information Regarding Tax-Qualified Retirement Plans, Individual Retirement Annuities ("IRAs") Under Section 408. Please consult your qualified tax adviser if you are considering adding the Earnings Protection Benefit to your Contract if it is an IRA.

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HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $10,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more. In Maryland, Massachusetts, Oregon and Alabama, Premium Payments may only be made during the first Contract Year.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

x 3% of the Premium Payment if your cumulative Premium Payments are less than $50,000

x 4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no Contingent Deferred Sales Charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

- The length of time that you plan to continue to own your Contract.

- The frequency, amount and timing of any partial Surrenders.

- The amount of your Premium Payments.

- When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.

We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Annuity if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Annuity's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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the life of the Annuity, the Payment Enhancements you receive may be more than offset by the higher expenses.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age. Hartford will take back the Payment Enhancements credited to your Contract Value if you elect to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

- The daily mortality and expense risk charge and any other applicable charges, including administrative charges or the Optional Death Benefit Charge, adjusted for the number of days in the period. The daily mortality and expense risk charge and any other applicable charges, including administrative charges or the Optional Death Benefit Charge, adjusted for the number of days in the period.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except Florida, Maryland and Oregon, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We also have a restriction in place that involves individuals who act under a power of attorney for multiple Contract Owners. If the value of the Contract Owners' Accounts add up to more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to

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100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Accumulation Feature.

TELEPHONE AND INTERNET TRANSFERS -- In most states, you can make transfers:

- By calling us at (800) 862-6668

- Electronically, when available, by the Internet through our website at http://online.hartfordlife.com

Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange on the next Valuation Day.

Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or Internet transfer requests may currently only be cancelled by calling us at (800) 862-6668 before the close of the New York Stock Exchange.

Hartford, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We reserve the right to suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed Power of Attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

CHARGES AND FEES

There are 5 charges and fees associated with the Contract; and the Optional Death Benefit Charge:

1.  THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
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         1                   8%
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         2                   8%
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         3                   8%
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         4                   8%
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         5                   7%
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         6                   6%
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         7                   5%
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     8 or more               0%
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.

- We will then Surrender the Premium Payments that have been in the Annuity the longest.

- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

- The total Contingent Deferred Sales Charge is $860.00.

If you have any questions about these charges, please contact your financial advisor or Hartford.
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THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT: During the first seven Contract Years, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or
  (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must:
  (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).

- Upon the commencement of Annuity Payouts. The Contingent Deferred Sales Charge is not deducted when we begin to make Annuity Payouts. We will charge a Contingent Deferred Sales Charge if the Contract is fully or partially Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- Upon cancellation during the Right to Cancel Period.

SURRENDER ORDER -- During the first seven Contract Years all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.

After the Seventh Contract Year, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for more than seven years, then from the Payment Enhancements credited for more than seven years, then from Premium Payments invested for less than seven years and then from the Payments credited for less than seven years. Only Premium Payments invested for less than seven years are subject to a Contingent Deferred Sales Charge.

2.  MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value (estimated at 0.95% for mortality and 0.50% for expenses). The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

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  During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

  Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. We would be required to make these payments if the Payout Option chosen is the Life Annuity, Life Annuity With Payments for a Period Certain or Joint and Last Survivor Life Annuity Payout Option. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

3.  ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.

4.  PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect when Annuity Payouts begin. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Calculation Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.

5.  CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectus accompanying this prospectus.

OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.

PAYMENT ENHANCEMENTS -- No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Annuity, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Annuities, however, there are no additional profits inherent with the structure of this Annuity when compared with any other product we offer.

WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES, THE OPTIONAL DEATH BENEFIT CHARGE AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

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The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or

- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

You may also elect the Optional Death Benefit for an additional fee. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.

IF YOU ELECT THE OPTIONAL DEATH BENEFIT, the Death Benefit prior to the deceased's date of death or the deceased's 81st birthday, whichever is earlier, will be the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculated the Death Benefit; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

- The Interest Accumulation Value described below.

The Interest Accumulation Value prior to the deceased's date of death or 81st birthday, whichever is earlier is equal to:

- Your Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculated the Death Benefit;

- Plus any Premium Payments made, but not including any Payment Enhancements credited;

- Minus any partial Surrenders;

- Compounded daily at an annual rate of 5%.

If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.

The Optional Death Benefit is limited to a maximum of 200% of any Premium Payments made less proportional adjustments for any Surrenders.

If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds. The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.

IF YOU ELECT THE OPTIONAL DEATH BENEFIT AFTER YOU PURCHASE YOUR ANNUITY, the Interest Accumulation Value calculation will be:

- Your Contract Value on the date we add the Optional Death Benefit to your annuity;

- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;

- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;

- Minus any partial Surrenders after the Optional Death Benefit is added;

- Compounded daily at an annual interest rate of 5%.

You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greater of:

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- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made, add any Payment Enhancements credited, and add any adjustments for partial Surrenders made on or after the date you added the Earnings Protection Benefit. We also subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 or older, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.
________________________________________________________________________________

FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,

- You elected the Earnings Protection Benefit when you purchased your Annuity,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,

- You took no partial Surrenders.

- The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($400,000),

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- minus any Premium Payments ($0)

- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).

The Contract gain is $300,000.

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.
________________________________________________________________________________

Before you purchase the Earnings Protection Benefit, you should also consider the following.

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

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- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract to someone who would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans."

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of the death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the contract owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. This spousal continuation is available only once for each Contract. If the beneficiary elects to continue the Contract, we will adjust the Contract Value to equal the amount that we would have paid as the Death Benefit.

If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .          AND . . .                   AND . . .                 THEN THE . . .
Contract Owner                There is a surviving joint  The Annuitant is living or  Joint Contract Owner
                              Contract Owner              deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Designated Beneficiary
                              joint Contract Owner        deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Contract Owner's estate
                              joint Contract Owner and    deceased                    receives the Death
                              the Beneficiary                                         Benefit.
                              predeceases the Contract
                              Owner
Annuitant                     The Contract Owner is       There is no named           Death Benefit is paid to
                              living                      Contingent Annuitant        the Contract Owner(s) and
                                                                                      not the designated
                                                                                      Beneficiary.
Annuitant                     The Contract Owner is       The Contingent Annuitant    Contingent Annuitant
                              living                      is living                   becomes the Annuitant, and
                                                                                      the Contract continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                 AND . . .                               THEN THE . . .
Contract Owner                The Annuitant is living                   Designated Beneficiary becomes the
                                                                        Contract Owner
Annuitant                     The Contract Owner is living              Contract Owner receives the Death
                                                                        Benefit.
Annuitant                     The Annuitant is also the Contract Owner  Designated Beneficiary receives the
                                                                        Death Benefit.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. A Contingent Deferred Sales Charge may be deducted. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout

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and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (b) the SEC permits and orders postponement or (c) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR:

If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

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ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your financial advisor to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later. You may elect a later Annuity Commencement Date if we allow and subject to the laws and regulations then in effect. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. We will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" is an option that can be elected by the Beneficiary after the death of the Contract Owner and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY -- We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH A CASH REFUND -- We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for Variable Dollar Amount Annuity Payouts using the 5% Assumed Investment Return.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We make Annuity Payouts during the lifetime of the Annuitant but

Annuity Payouts are at least guaranteed for the number of years you select with a minimum of 10 years. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the amount of the remaining Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY -- We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts; either fixed or variable, after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus the Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary has two options, (a) continue Annuity Payouts for the remainder of the guaranteed number of years or (b) receive the Commuted Value in one sum.

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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed-dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENT FOR A PERIOD CERTAIN -- We will make Annuity Payouts for the number of years that you select. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.

IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, AND PAYMENTS FOR A PERIOD CERTAIN VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

- AUTOMATIC ANNUITY PAYOUTS FOR NON-QUALIFIED CONTRACTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

- AUTOMATIC ANNUITY PAYOUTS FOR QUALIFIED CONTRACTS AND CONTRACTS ISSUED IN TEXAS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity Payout Option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. A higher AIR may result in smaller potential growth in the Annuity Payouts. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater.

For example, if the second monthly Annuity Payout is the same as the first, the sub-accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the sub-accounts earned more than the AIR. If the second Annuity Payout is less than the first, the sub-account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT OR VARIABLE-DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.

FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payout. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.

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VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE

INVESTEASE-REGISTERED TRADEMARK- PROGRAM -- InvestEase-Registered Trademark- is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. Some Contracts offer model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.

OTHER INFORMATION
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ASSIGNMENT -- Ownership of this Contract is generally assignable. However, if the Contract is issued to a tax qualified retirement plan, it is possible that the ownership of the Contract may not be transferred or assigned. An assignment of a Non-Qualified Contract may subject the Contract Values or Surrender Value to income taxes and certain penalty taxes.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice. We may modify the Contract, but no modification will effect the amount or term of any Contract unless a modification is required to conform the Contract to applicable Federal or State law. No modification will effect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is

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registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services
Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with HSD.

Commissions will be paid by Hartford and will not be more than 7% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.

LEGAL MATTERS AND EXPERTS -- There are no material legal proceedings pending to which the Separate Account is a party.

Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

MORE INFORMATION -- You may call your Representative if you have any questions or write or call us at the address below:

Hartford Life and Annuity Insurance Company
Attn: Individual Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
           (800) 862-7155 (Registered Representatives)

FEDERAL TAX CONSIDERATIONS
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What are some of the federal tax consequences which affect these Contracts?

A.  GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B.  TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

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 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the investment in the contract under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the investment in the contract, such excess constitutes the income on the contract.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such income on the contract and then from investment in the contract, and for these purposes such income on the contract shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such income on the contract, and (2) shall not be includable in gross income to the extent that such amount does exceed any such income on the contract. If at the time that any amount is received or deemed received there is no income on the contract (e.g., because the gross value of the Contract does not exceed the investment in the contract and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the investment in the contract.

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including any Optional Death Benefit or Earnings Protection Benefit, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, Hartford believes that for federal tax purposes the Optional Death Benefit and the Earnings Protection Benefit should be treated as an integral part of the Contract's benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Optional Death Benefit or the Earnings Protection Benefit should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However, it is possible that the IRS could take a contrary position that some or all of these charges for the Optional Death Benefit or the Earnings Protection Benefit should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes). If the IRS takes such a contrary position, however, then any Beneficiary of an Optional Death Benefit or an Earnings Protection Benefit may be entitled to claim that some part of such Death Benefit is excludable from gross income for federal tax purposes (e.g., as a death benefit that should be treated for tax purposes as if it were being provided by a separate contract that qualifies as a life insurance contract for tax purposes).

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the investment in the contract to the total amount

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of the payments to be made after the Annuity Commencement Date (the exclusion ratio).

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining investment in the contract shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this prospectus, there are no regulations interpreting this provision.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the investment in the contract prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the investment in the contract prior to August 14, 1982 (pre-8/14/82 investment) carried over from the prior Contract, (2) then from the portion of the income on the contract (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining income on the contract and
(4) last from the remaining investment in the contract. As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the income on the contract attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as

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        rapidly as under the method of distribution being used as of the date of such death;

     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal continuation shall apply only once for this contract.

 3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account. The explanation further indicates that the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under
Section 817(d), relating to the definition of variable contract.

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to

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modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.  FEDERAL INCOME TAX WITHHOLDING

Any portion of a distribution that is (or is deemed to be) current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are required.

E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.  GENERATION-SKIPPING TRANSFERS

Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

SECTION
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DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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SAFEKEEPING OF ASSETS
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INDEPENDENT PUBLIC ACCOUNTANTS
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DISTRIBUTION OF CONTRACTS
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CALCULATION OF YIELD AND RETURN
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PERFORMANCE COMPARISONS
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FINANCIAL STATEMENTS
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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's includable compensation for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 2000, $8,000 (indexed), whichever is less. The plan may provide for additional catch-up contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust,

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amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- separates from service,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

TRADITIONAL IRAs -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be rolled-over to an IRA on a tax-deferred basis.

SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide for a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an Optional Death Benefit and an Earnings Protection Benefit. The Optional Death Benefit and the Earnings Protection Benefit may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. WE HAVE FILED THE CONTRACT WITH THE OPTIONAL DEATH BENEFIT AND THE EARNINGS PROTECTION BENEFIT WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL FOR USE AS AN IRA. NO ASSURANCE IS GIVEN THAT THESE BENEFITS MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the Optional Death Benefit and the Earnings Protection Benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax-qualification or resulting in certain deemed distributions and penalty taxes. You should consult a qualifed tax adviser if you are considering adding the Optional Death Benefit or the Earnings Protection Benefit to your Contract if it is an IRA.

5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
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If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a minimum distribution amount which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:

- the non-taxable portion of the distribution;

- required minimum distributions; or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

38                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES

OPTIONAL DEATH BENEFIT EXAMPLES

EXAMPLE 1
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$108,000       Contract Value prior to Surrender equals
  .09259       multiplied by
$105,000       Interest Accumulation Value for a total of
$  9,722       to be deducted from the Interest Accumulation Value equals
$ 95,278       the new Interest Accumulation Value

EXAMPLE 2
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$ 92,000       Contract Value prior to Surrender equals
  .10870       multiplied by
$105,000       Interest Accumulation Value for a total of
$ 11,413       to be deducted from the Interest Accumulation Value equals
$ 93,587       the New Interest Accumulation Value

--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
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EARNINGS PROTECTION BENEFIT EXAMPLES

EXAMPLE 1
Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,

- On the day we calculate the Death Benefit, your Contract Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations,

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($40,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000),

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals $-6,000 which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($140,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($0)

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $40,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0)

- minus any Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $40,000 or $16,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $156,000.

40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE 2

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,

- On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations,

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000)

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals $+14,000 which is greater than zero, so there is a $14,000 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($14,000),

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equal $34,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($14,000),

- minus any Payment Enhancements ($4,000).

Which equals $86,000. The cap is 200% of $86,000 which is $172,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $34,000 or $13,600 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $133,600.

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

The variable annuity Contract that you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

- Attained age 59 1/2,

- Separated from service,

- Died, or

- Become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than your annuity. Please refer to your Plan.

Please complete the following and return to:

    Hartford Life and Annuity Insurance Company
    Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Name of Contract Owner/Participant:  ___________________________________________

Address:  ______________________________________________________________________

City or Plan/School District:  _________________________________________________

Date:  _________________________________________________________________________

Contract No:  __________________________________________________________________

Signature:  ____________________________________________________________________

To obtain a Statement of Additional Information for The Director Preferred Plus variable annuity, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------
                                      Name

------------------------------------------------------------------
                                    Address

------------------------------------------------------------------
                            City/State      Zip Code

                                       PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              SEPARATE ACCOUNT ONE


                   THE DIRECTOR PREFERRED PLUS VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.





Date of Prospectus:  January 26, 2001

Date of Statement of Additional Information:  January 26, 2001










333-91933

                                               TABLE OF CONTENTS


SECTION                                                                                                   PAGE
DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY................................................  3

SAFEKEEPING OF ASSETS ....................................................................................  3

INDEPENDENT PUBLIC ACCOUNTANTS ...........................................................................  3

DISTRIBUTION OF CONTRACTS.................................................................................  4

CALCULATION OF YIELD AND RETURN...........................................................................  5

PERFORMANCE RELATED INFORMATION...........................................................................  7

PERFORMANCE COMPARISONS................................................................................... 10

FINANCIAL STATEMENTS .....................................................................................

           DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

----------------------------------------------------------------------------------------------------------------------
              Rating Agency                       Effective           Rating                Basis of Rating
                                               Date of Rating
----------------------------------------------------------------------------------------------------------------------
A.M. Best and Company, Inc.                        4/1/00               A+        Financial performance
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's                                  8/1/00               AA        Insurer financial strength
----------------------------------------------------------------------------------------------------------------------
Fitch                                              5/1/00               AA+       Financial strength
----------------------------------------------------------------------------------------------------------------------


These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

                              SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                            DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as that of Hartford.

The securities will be sold by salesperson of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

Commissions will be paid by Hartford and will not be more than 7% of premium payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in the prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or Surrender variable insurance products.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 1999: $226,178,603; 1998: $107,925,386; and 1997: $134,304,585. HSD has retained none of these commissions.

                         CALCULATION OF YIELD AND RETURN

YIELD OF A MONEY MARKET SUB-ACCOUNT. Yield of a money market Sub-Account for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:


                                                 365/7
     Effective Yield = [(Base Period Return + 1)      ] - 1

A MONEY MARKET SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

                  YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDING DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------

SUB-ACCOUNT                                            YIELD                            EFFECTIVE YIELD
--------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                         3.70%                                 3.76%
--------------------------------------------------------------------------------------------------------------------

YIELDS OF SUB-ACCOUNTS. Yields of Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time-to-time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30-day period were computed by dividing the dividends and interest earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:
                                                            6
Current Yield Formula for the Sub-Account  2[((A-B)/(CD) +1)  - 1]

Where  A = Dividends and interest earned during the period.
       B = Expenses accrued for the period (net of reimbursements).
       C = The average daily number of units outstanding during the period that were entitled to receive dividends.
       D = The maximum offering price per unit on the last day of the period.

                        YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 1999

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SUB-ACCOUNT                                                                                  YIELD
--------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                                                       5.30%
--------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                                                 7.89%
--------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                                                        5.12%
--------------------------------------------------------------------------------------------------------------------

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1989. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.

CALCULATION OF TOTAL RETURN. Total return is a measure of the change in value of an investment in a Sub-Account over the period covered and assumes that the Optional Death Benefit has not been elected. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Standardized total return will be calculated since the inception of the Separate Account for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated since the inception of the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.

If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.


The following are the standardized average annual total return quotations for the Sub-Accounts. No information is shown for First American Large Cap Growth Portfolio, First American Technology Portfolio, First American International Portfolio and Hartford Global Health HLS Fund because, as of December 31, 1999, the Sub-Accounts had not yet commenced operations.



                            STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED
                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------------
                                          SEPARATE
                                           ACCOUNT        1 YEAR          5 YEAR          10 YEAR     SINCE INCEPTION OF
          SUB-ACCOUNT                   INCEPTION DATE                                                  SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
First American Large Cap Growth Portfolio  5/1/00          N/A             N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
First American Technology Portfolio        5/1/00          N/A             N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
First American International Portfolio     5/1/00          N/A             N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                 5/20/91        -2.20%          15.88%            N/A             10.62%
--------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                     5/20/91        -14.60%         2.04%             N/A              2.72%
--------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation              5/20/91        24.24%          20.17%            N/A             17.86%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS           3/9/94         -7.39%          17.39%            N/A             14.42%
Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund           10/1/98        36.94%           N/A              N/A             59.62%
--------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS             5/29/98         8.86%           N/A              N/A             16.14%
Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund               10/1/98        -7.99%           N/A              N/A             -5.76%
--------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                    5/20/91         7.54%          23.18%            N/A             14.98%
--------------------------------------------------------------------------------------------------------------------------
Hartford International Advisers            3/1/95         10.17%           N/A              N/A              8.75%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                   7/30/97        38.36%           N/A              N/A             28.65%
--------------------------------------------------------------------------------------------------------------------------


                                             -9-

--------------------------------------------------------------------------------------------------------------------------
                                          SEPARATE
                                           ACCOUNT        1 YEAR          5 YEAR          10 YEAR      SINCE INCEPTION
          SUB-ACCOUNT                     INCEPTION                                                      OF SEPARATE
                                            DATE                                                           ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund             5/20/91        -7.80%          -0.78%            N/A             -0.19%
--------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities               5/20/91        -11.12%         1.90%             N/A              2.10%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund            8/9/96         52.15%           N/A              N/A             22.01%
--------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                    5/20/91         6.85%          23.85%            N/A             15.26%
--------------------------------------------------------------------------------------------------------------------------


Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefits been available and been chosen.


In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated since the inception of the underlying fund for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


The following are the non-standardized annualized total return quotations for the Sub-Accounts. No information is shown for First American Large Cap Growth Portfolio, First American Technology Portfolio, First American International Portfolio and Hartford Global Health HLS Fund because, as of December 31, 1999, the Sub-Accounts had not yet commenced operations.

             NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE
   THE INCEPTION DATE OF THE SEPARATE ACCOUNT FOR YEAR ENDED DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------
                                      FUND                                                            SINCE
          SUB-ACCOUNT               INCEPTION      1 YEAR          5 YEAR          10 YEAR          INCEPTION
                                      DATE                                                           OF FUND
-------------------------------------------------------------------------------------------------------------------
First American Large Cap Growth
Portfolio                           5/1/00          N/A             N/A             N/A                N/A
-------------------------------------------------------------------------------------------------------------------
First American Technology
Portfolio                           5/1/00          N/A             N/A             N/A                N/A
-------------------------------------------------------------------------------------------------------------------
First American International
Portfolio                           5/1/00          N/A             N/A             N/A                N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund          3/31/83         8.80%          18.81%          12.14%              N/A

-------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund              8/31/77        -3.60%          5.93%            5.66%              N/A

-------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation       4/2/84         35.24%          22.99%          17.83%              N/A
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS    3/8/94          3.61%          20.10%            N/A             17.16%
Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund    10/1/98        47.94%           N/A              N/A             70.19%
-------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS      5/29/98        19.86%           N/A              N/A             24.27%
Fund
-------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund        10/1/98         3.01%           N/A              N/A              5.49%
-------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund             5/1/87         18.54%          25.75%          15.54%              N/A

-------------------------------------------------------------------------------------------------------------------
Hartford International Advisers     3/1/95         21.17%           N/A              N/A             12.43%
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund            7/30/97        49.36%           N/A              N/A             34.14%

-------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund      6/30/80         3.20%          3.58%            3.40%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities        1/1/85         -0.12%          5.85%            5.37%              N/A
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund     8/9/96         63.15%           N/A              N/A             26.51%
-------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund             8/31/77        17.85%          26.42%          15.97%              N/A

-------------------------------------------------------------------------------------------------------------------


Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefits been available and been chosen.

                             PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time-to-time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time-to-time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time-to-time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

THE DIRECTOR ELITE PLUS
SEPARATE ACCOUNT ONE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)                   [HARTFORD LIFE LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase The Director Elite Plus variable annuity. Please read it carefully.

We call this annuity The Director Elite Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this Annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.

The Director Elite Plus variable annuity is a contract between you and Hartford Life and Annuity Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

x Variable, because the value of your Annuity will fluctuate with the performance of the underlying funds.
--------------------------------------------------------------------------------

At the time you purchase your Annuity, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Annuity assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Annuity offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:

- PRUDENTIAL JENNISON PORTFOLIO SUB-ACCOUNT which purchases Class II shares of the Prudential Jennison Portfolio of The Prudential Series Fund, Inc.

- PRUDENTIAL 20/20 FOCUS PORTFOLIO SUB-ACCOUNT which purchases Class II shares of the 20/20 Focus Portfolio of The Prudential Series Fund, Inc.

- HARTFORD ADVISERS HLS FUND FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Advisers HLS Fund, Inc.

- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Bond HLS Fund, Inc.

- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Capital Appreciation HLS Fund, Inc.

- HARTFORD DIVIDEND AND GROWTH HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Dividend and Growth HLS Fund, Inc.

- HARTFORD GLOBAL HEALTH HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Health HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL TECHNOLOGY HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Global Technology HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.

- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.

- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Index HLS Fund, Inc.

- HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford International Advisers HLS Fund, Inc.

- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford International Opportunities HLS Fund, Inc.

- HARTFORD MIDCAP HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford MidCap HLS Fund, Inc.

- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Money Market HLS Fund, Inc.

- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Mortgage Securities HLS Fund, Inc.

- HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases shares of Class IB of Hartford Small Company HLS Fund, Inc.

- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases of Class IB of Hartford Stock HLS Fund, Inc.

You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature", which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Annuity, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Annuity and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).

This Annuity IS NOT:

 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency

This Annuity may not be available for sale in all states.
--------------------------------------------------------------------------------
THE DATE OF THIS PROSPECTUS IS JANUARY 26, 2001.
THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS JANUARY 26, 2001.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                       11
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     13
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    13
----------------------------------------------------------------------
  The Separate Account                                           13
----------------------------------------------------------------------
  The Funds                                                      13
----------------------------------------------------------------------
THE FIXED ACCUMULATION FEATURE                                   15
----------------------------------------------------------------------
THE CONTRACT                                                     16
----------------------------------------------------------------------
  Purchases and Contract Value                                   16
----------------------------------------------------------------------
  Charges and Fees                                               19
----------------------------------------------------------------------
  Death Benefit                                                  21
----------------------------------------------------------------------
  Surrenders                                                     25
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  27
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         29
----------------------------------------------------------------------
OTHER INFORMATION                                                29
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       30
----------------------------------------------------------------------
  A. General                                                     30
----------------------------------------------------------------------
  B. Taxation of Hartford and the Separate Account               30
----------------------------------------------------------------------
  C. Taxation of Annuities -- General Provisions Affecting
     Purchasers Other Than Qualified Retirement Plans            30
----------------------------------------------------------------------
  D. Federal Income Tax Withholding                              33
----------------------------------------------------------------------
  E. General Provisions Affecting Qualified Retirement Plans     34
----------------------------------------------------------------------
  F.  Annuity Purchases By Nonresident Aliens and Foreign
      Corporations                                               34
----------------------------------------------------------------------
  G. Generation-Skipping Transfers                               34
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         35
----------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS                                                          36
----------------------------------------------------------------------
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES               39
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to the Annuity Calculation Date.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable-dollar amount Annuity Payouts or the underlying rate of return for fixed-dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Accumulation Feature.

HARTFORD, WE OR OUR: Hartford Life and Annuity Insurance Company. Only Hartford is a capitalized term in the prospectus.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after the Annuity Calculation Date. You may name a Joint Annuitant only if your Annuity

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------
Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Annuity.

PREMIUM PAYMENT: Money sent to us to be invested in your Annuity.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of
  Premium Payments)                                             None
---------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of Premium
  Payments) (1)
    First Year (2)                                                 8%
---------------------------------------------------------------------
    Second Year                                                    8%
---------------------------------------------------------------------
    Third Year                                                     8%
---------------------------------------------------------------------
    Fourth Year                                                    8%
---------------------------------------------------------------------
    Fifth Year                                                     7%
---------------------------------------------------------------------
    Sixth Year                                                     6%
---------------------------------------------------------------------
    Seventh Year                                                   5%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (3)                                       $30
---------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                           1.45%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.45%
---------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    Optional Death Benefit Charge                               0.15%
---------------------------------------------------------------------
    Earnings Protection Benefit Charge                          0.20%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses with all optional
     charges                                                    1.80%
---------------------------------------------------------------------

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2) Length of time from each Premium Payment.

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply. The Examples assume that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Examples.

The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Examples by a method intended to show the average impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.06% annual charge.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                        (As a percentage of net assets)

                                                                          12B-1                            TOTAL FUND
                                                                       DISTRIBUTION                         OPERATING
                                                                          AND/OR            OTHER           EXPENSES
                                                    MANAGEMENT FEES   SERVICING FEES      EXPENSES       (INCLUDING ANY
                                                    (INCLUDING ANY    (INCLUDING ANY   (INCLUDING ANY    WAIVERS AND ANY
                                                       WAIVERS)        WAIVERS)(1)     REIMBURSEMENTS)   REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio                            0.60%             0.25%            0.18%             1.03%
------------------------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Portfolio                         0.75%             0.25%            0.49%             1.49%
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                               0.63%             0.18%            0.02%             0.83%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                   0.49%             0.18%            0.03%             0.70%
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                   0.64%             0.18%            0.02%             0.84%
------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund                    0.65%             0.18%            0.03%             0.86%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund (2)                      0.85%             0.18%            0.25%             1.28%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                         0.74%             0.18%            0.12%             1.04%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund (2)                  0.85%             0.18%            0.25%             1.28%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                      0.78%             0.18%            0.04%             1.00%
------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                             0.66%             0.18%            0.06%             0.90%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                  0.40%             0.18%            0.03%             0.61%
------------------------------------------------------------------------------------------------------------------------
Hartford International Advisers HLS Fund                 0.76%             0.18%            0.09%             1.03%
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund            0.69%             0.18%            0.09%             0.96%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                                 0.76%             0.18%            0.03%             0.97%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                           0.45%             0.18%            0.02%             0.65%
------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                    0.45%             0.18%            0.03%             0.66%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                          0.75%             0.18%            0.03%             0.96%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                  0.46%             0.18%            0.02%             0.66%
------------------------------------------------------------------------------------------------------------------------

(1) The Class IB shares of the Funds sponsored by Hartford are subject to fees imposed under a distribution plan (herein, the "Distribution Plan") adopted by the Funds pursuant to Rule 12b-1 of the 1940 Act. The Distribution Plan provides that the Funds sponsored by Hartford may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares to certain distributors with respect to activities primarily intended to result in the sale of the Class IB shares. Hartford has agreed to waive 0.07% of this fee through at least April 30, 2001. Absent such waiver, the 12b-1 Distribution and/or Servicing Fees would be 0.25% and the Total Fund Operating Expenses would be as follows: Hartford Advisers HLS Fund -- 0.90%; Hartford Bond HLS Fund -- 0.77%; Hartford Capital Appreciation HLS Fund -- 0.91%; Hartford Dividend and Growth HLS Fund -- 0.93%; Hartford Global Health HLS Fund -- 1.35%; Hartford Global Leaders HLS Fund -- 1.11%; Hartford Global Technology Fund -- 1.35%; Hartford Growth and Income HLS Fund -- 1.07%; Hartford High Yield HLS Fund -- 0.97%; Hartford Index HLS Fund -- 0.68%; Hartford International Advisers HLS Fund -- 1.10%; Hartford International Opportunities HLS Fund -- 1.03%; Hartford MidCap HLS Fund -- 1.04%; Hartford Money Market HLS Fund -- 0.72%; Hartford Mortgage Securities HLS Fund -- 0.73%; Hartford Small Company HLS Fund -- 1.03%; Hartford Stock HLS Fund -- 0.73%.

(2) Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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EXAMPLES

YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $221       $320       $58        $ 88       $150       $319
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $229       $335       $60        $ 93       $158       $334
-----------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL 20/20 FOCUS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $108       $176       $235       $346       $61        $ 96       $164       $345
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $109       $181       $242       $360       $63        $101       $172       $360
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $110       $182       $245       $365       $63        $102       $174       $364
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $111       $187       $252       $380       $65        $107       $182       $379
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $102       $161       $208       $294       $56        $ 80       $137       $293
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $152       $193       $264       $53        $ 71       $123       $263
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $163       $212       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $156       $201       $279       $54        $ 76       $130       $278
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $161       $209       $295       $56        $ 80       $138       $294
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $167       $219       $315       $58        $ 87       $148       $315
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $212       $302       $56        $ 83       $142       $301
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168       $220       $318       $58        $ 87       $149       $317
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $170        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $107       $175        N/A        N/A       $60        $ 94        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $109       $180        N/A        N/A       $63        $101        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $163       $211       $300       $56        $ 82       $140       $299
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $315       $58        $ 87       $148       $315
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $222       $321       $58        $ 88       $151       $320
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $229       $336       $60        $ 93       $159       $335
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
--------------------------------------
  Without any optional benefits           $27        $ 82       $141       $299
--------------------------------------
  With Optional Death Benefit             $28        $ 87       $149       $314
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $151       $320
--------------------------------------
  With both optional benefits             $31        $ 93       $159       $335
--------------------------------------
PRUDENTIAL 20/20 FOCUS PORTFOLIO
--------------------------------------
  Without any optional benefits           $32        $ 97       $165       $346
--------------------------------------
  With Optional Death Benefit             $33        $102       $172       $360
--------------------------------------
  With Earnings Protection Benefit        $34        $103       $175       $365
--------------------------------------
  With both optional benefits             $35        $108       $182       $380
--------------------------------------
HARTFORD ADVISERS HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 76       $130       $278
--------------------------------------
  With Optional Death Benefit             $26        $ 81       $138       $294
--------------------------------------
  With Earnings Protection Benefit        $27        $ 82       $141       $299
--------------------------------------
  With both optional benefits             $28        $ 87       $149       $314
--------------------------------------
HARTFORD BOND HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 72       $123       $264
--------------------------------------
  With Optional Death Benefit             $25        $ 77       $131       $280
--------------------------------------
  With Earnings Protection Benefit        $25        $ 78       $134       $285
--------------------------------------
  With both optional benefits             $27        $ 83       $142       $301
--------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 76       $131       $279
--------------------------------------
  With Optional Death Benefit             $26        $ 81       $139       $295
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $141       $300
--------------------------------------
  With both optional benefits             $29        $ 87       $149       $315
--------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $132       $281
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $140       $297
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $142       $302
--------------------------------------
  With both optional benefits             $29        $ 88       $150       $318
--------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 90        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $31        $ 95        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $32        $ 97        N/A        N/A
--------------------------------------
  With both optional benefits             $33        $101        N/A        N/A
--------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 83       $141       $300
--------------------------------------
  With Optional Death Benefit             $29        $ 87       $149       $315
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $152       $321
--------------------------------------
  With both optional benefits             $31        $ 94       $159       $336
--------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $170        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $107       $175        N/A        N/A       $60        $ 94        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $109       $180        N/A        N/A       $63        $101        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $161       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $217       $311       $57        $ 86       $146       $311
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $168       $220       $316       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $227       $332       $60        $ 92       $157       $331
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $158       $204       $285       $55        $ 78       $133       $285
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $163       $212       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $165       $214       $306       $57        $ 84       $144       $305
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $169       $222       $322       $59        $ 89       $151       $321
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $149       $188       $255       $52        $ 68       $118       $254
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $100       $154       $196       $271       $53        $ 73       $126       $270
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL ADVISERS HLS
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $211       $299       $56        $ 82       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $167       $219       $314       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $221       $320       $58        $ 88       $150       $319
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $173       $229       $335       $60        $ 93       $158       $334
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $307       $57        $ 84       $144       $306
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $225       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $208       $293       $56        $ 80       $137       $292
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $308       $57        $ 85       $145       $308
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $167       $218       $313       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $226       $329       $59        $ 91       $155       $328
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $150       $191       $259       $52        $ 70       $120       $258
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $275       $54        $ 74       $128       $274
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $161       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $191       $260       $52        $ 70       $120       $259
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 90        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $31        $ 95        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $32        $ 97        N/A        N/A
--------------------------------------
  With both optional benefits             $33        $101        N/A        N/A
--------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 81       $139       $296
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $147       $311
--------------------------------------
  With Earnings Protection Benefit        $29        $ 88       $150       $316
--------------------------------------
  With both optional benefits             $30        $ 92       $157       $332
--------------------------------------
HARTFORD HIGH YIELD HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 78       $134       $285
--------------------------------------
  With Optional Death Benefit             $27        $ 83       $142       $301
--------------------------------------
  With Earnings Protection Benefit        $28        $ 85       $144       $306
--------------------------------------
  With both optional benefits             $29        $ 89       $152       $322
--------------------------------------
HARTFORD INDEX HLS FUND
--------------------------------------
  Without any optional benefits           $22        $ 69       $118       $255
--------------------------------------
  With Optional Death Benefit             $24        $ 74       $126       $271
--------------------------------------
  With Earnings Protection Benefit        $24        $ 75       $129       $276
--------------------------------------
  With both optional benefits             $26        $ 80       $137       $292
--------------------------------------
HARTFORD INTERNATIONAL ADVISERS HLS
  FUND
--------------------------------------
  Without any optional benefits           $27        $ 82       $141       $299
--------------------------------------
  With Optional Death Benefit             $28        $ 87       $149       $314
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $151       $320
--------------------------------------
  With both optional benefits             $31        $ 93       $159       $335
--------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $137       $292
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $307
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $312
--------------------------------------
  With both optional benefits             $30        $ 91       $155       $328
--------------------------------------
HARTFORD MIDCAP HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $138       $293
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $308
--------------------------------------
  With Earnings Protection Benefit        $28        $ 87       $148       $313
--------------------------------------
  With both optional benefits             $30        $ 92       $156       $329
--------------------------------------
HARTFORD MONEY MARKET HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 70       $121       $259
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $275
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $131       $280
--------------------------------------
  With both optional benefits             $26        $ 81       $139       $296
--------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $121       $260
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $276
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $281
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $297
--------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $160       $207       $292       $55        $ 80       $136       $291
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $215       $307       $57        $ 84       $144       $306
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $217       $312       $58        $ 86       $147       $312
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $225       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $191       $260       $52        $ 70       $120       $259
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $155       $199       $276       $54        $ 75       $128       $275
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $297       $56        $ 81       $139       $296
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD SMALL COMPANY HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 80       $137       $292
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $145       $307
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $147       $312
--------------------------------------
  With both optional benefits             $30        $ 91       $155       $328
--------------------------------------
HARTFORD STOCK HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $121       $260
--------------------------------------
  With Optional Death Benefit             $24        $ 75       $129       $276
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $281
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $297
------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

HIGHLIGHTS

HOW DO I PURCHASE THIS ANNUITY?
You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Annuity without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.

Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower Mortality and Expense Risk Charges and shorter Contingent Deferred Sales Charge periods than this Annuity. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your Annuity. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Annuity. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and length of time the Premium Payment you made has been in your Annuity. The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
      One Year               8%
-----------------------------------------
     Two Years               8%
-----------------------------------------
    Three Years              8%
-----------------------------------------
     Four Years              8%
-----------------------------------------
     Five Years              7%
-----------------------------------------
     Six Years               6%
-----------------------------------------
    Seven Years              5%
-----------------------------------------
    Eight Years              0%
-----------------------------------------

You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount

x  Premium Payments that have been in your Annuity for more than seven years.

x  Payment Enhancements or earnings

x  Distributions made due to death

x  Most payments we make to you as part of your Annuity Payout

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Annuity, if, on either of those dates, the value of your Annuity is less than $50,000.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

In addition to the Annual Maintenance Fee, you pay two other types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:

A mortality and expense risk charge that is subtracted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Funds.

The second type of charge is the fee you pay for the Funds. Please see the Annual Fund Operating Expenses table for more complete information and the Funds' prospectus accompanying this prospectus.

If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.

CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

 - You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.

The Death Benefit is the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,

- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments and Payment Enhancements made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

IF YOU ELECT THE OPTIONAL DEATH BENEFIT at an additional charge, the Death Benefit will be the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

- The Contract Value of your Annuity, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;

- Your Interest Accumulation Value.

The Optional Death Benefit Rider may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.

If you elect the Optional Death Benefit at any time after you purchase your annuity, the Optional Death Benefit calculation will be different.

You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit,or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life, Joint and Last Survivor Life with Payments for a Period Certain and Payment For a Period Certain. We may make other Annuity Payout Options available at any time.

You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. In Maryland, Massachusetts, Oregon or Alabama, you must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 12th Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------

GENERAL CONTRACT INFORMATION

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING          BASIS OF RATING
--------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.              4/1/00          A+      Financial performance
--------------------------------------------------------------------------------
 Standard & Poor's          8/1/00         AA       Insurer financial strength
--------------------------------------------------------------------------------
 Fitch                      5/1/00         AA+      Financial strength
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These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on May 20, 1991 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Annuity will equal the total of the payments you make to us.

THE FUNDS

Prudential Jennison Portfolio and Prudential's 20/20 Focus Portfolio are part of The Prudential Series Fund. The Prudential Series Fund, Inc. is an open-end management investment company that was organized under the laws of Maryland on November 15, 1982. The Prudential Series Fund, Inc. offers two classes of shares in each portfolio: Class I shares and Class II shares. This Annuity invests only in Class II shares of The Prudential Series Fund, Inc.

The Prudential Insurance Company of America ("Prudential") serves as the overall investment adviser for The Prudential Series Fund, Inc. Prudential is located at 751 Broad Street, Newark, New Jersey 07102-3777. The Prudential Investment Corporation ("PIC"), a wholly owned subsidiary of Prudential, provides investment advisory services for the value equity portion of Prudential's 20/20 Focus Portfolio. PIC's address is 751 Broad Street, Newark, New Jersey 07102-3777. Jennison Associates LLC ("Jennison"), a wholly owned subsidiary of Prudential, provides substantially all of the investment advisory services for the Prudential Jennison Portfolio and the growth equity portion of Prudential's 20/20 Focus Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Hartford HLS Funds are sponsored and administered by Hartford Life Insurance Company. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Each Hartford HLS Fund, except for Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund are diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are non-diversified series of Hartford Series Fund, Inc. The shares of each Fund have been divided into Class IA and Class IB. Only Class IB shares are available in this Annuity.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus and Statement of Additional Information, which may be ordered from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

PRUDENTIAL JENNISON PORTFOLIO -- Seeks to achieve long-term growth of capital by investing primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects.

PRUDENTIAL 20/20 FOCUS PORTFOLIO -- Seeks to achieve long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that are selected by the investment advisers (up to 20 by each) as having strong capital appreciation potential.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.

HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing in equity securities of health care companies worldwide. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.

HARTFORD GLOBAL TECHNOLOGY HLS FUND -- Seeks long-term capital appreciation by investing in equity securities technology companies worldwide. Sub-advised by Wellington Management.

HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.

HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.

HARTFORD INTERNATIONAL ADVISERS HLS FUND -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range

* "Standard & Poor's," "S&P-Registered Trademark-," "S&P
  500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index Fund.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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represented by the Russell 2000 Index selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

THE FIXED ACCUMULATION FEATURE
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IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year.

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We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- Currently, you may enroll in a special pre-authorized transfer program known as our DCA Plus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6-Month Transfer Program or 12-Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program may have different credited interest rates. Currently, the 6-Month and 12-Month Transfer Programs are credited the same interest rate as the Fixed Accumulation Feature. At some time in the future, Hartford may offer interest rates specific to the transfer programs.

Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Accumulation Feature's current effective interest rate. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period.

You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue the interest rate currently in effect for the Fixed Accumulation Feature.

We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish. Any change to the Program will not affect Contract Owners currently enrolled in the Program.

You may only have one DCA Program in place at one time. There is no charge for Dollar Cost Averaging.

THE CONTRACT
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PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

We have filed the Contract with the Earnings Protection Benefit with the Internal Revenue Service for approval for use in an IRA.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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For more information, please see Appendix I -- Information Regarding Tax-Qualified Retirement Plans, Individual Retirement Annuities ("IRAs") Under
Section 408. Please consult your qualified tax adviser if you are considering adding the Earnings Protection Benefit to your Contract if it is an IRA.

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $10,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more. In Maryland, Massachusetts, Oregon and Alabama, Premium Payments may only be made during the first Contract Year.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

x 3% of the Premium Payment if your cumulative Premium Payments are less than $50,000

x 4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no Contingent Deferred Sales Charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

- The length of time that you plan to continue to own your Contract.

- The frequency, amount and timing of any partial Surrenders.

- The amount of your Premium Payments.

- When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.

We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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not be beneficial to purchase this Annuity if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Annuity's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Annuity, the Payment Enhancements you receive may be more than offset by the higher expenses.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age. Hartford will take back the Payment Enhancements credited to your Contract Value if you elect to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

- The daily mortality and expense risk charge and any other applicable charges, including administrative charges or the Optional Death Benefit Charge, adjusted for the number of days in the period. The daily mortality and expense risk charge and any other applicable charges, including administrative charges or the Optional Death Benefit Charge, adjusted for the number of days in the period.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except Florida, Maryland and Oregon, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We also have a restriction in place that involves individuals who act under a power of attorney for multiple Contract Owners. If the value of the Contract Owners' Accounts add up to more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Accumulation Feature.

TELEPHONE AND INTERNET TRANSFERS -- In most states, you can make transfers:

- By calling us at (800) 862-6668

- Electronically, when available, by the Internet through our website at http://online.hartfordlife.com

Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange on the next Valuation Day.

Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us at (800) 862-6668 before the close of the New York Stock Exchange. Hartford, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We reserve the right to suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed Power of Attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

CHARGES AND FEES

There are 5 charges and fees associated with the Contract; and the Optional Death Benefit Charge:

1.  THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------

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For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.

- We will then Surrender the Premium Payments that have been in the Annuity the longest.

- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

- The total Contingent Deferred Sales Charge is $860.00.

If you have any questions about these charges, please contact your financial advisor or Hartford.
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THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT: During the first seven Contract Years, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or
  (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must:
  (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).

- Upon the commencement of Annuity Payouts. The Contingent Deferred Sales Charge is not deducted when we begin to make Annuity Payouts. We will charge a Contingent Deferred Sales Charge if the Contract is fully or partially Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- Upon cancellation during the Right to Cancel Period.

SURRENDER ORDER -- During the first seven Contract Years all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.

After the Seventh Contract Year, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for more than seven years, then from the Payment Enhancements credited for more than seven years, then from Premium Payments invested for less than seven years and then from the Payments credited for less than seven years. Only Premium Payments invested for less than seven years are subject to a Contingent Deferred Sales Charge.

2.  MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value (estimated at 0.95% for mortality and 0.50% for expenses). The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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  During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

  Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. We would be required to make these payments if the Payout Option chosen is the Life Annuity, Life Annuity With Payments for a Period Certain or Joint and Last Survivor Life Annuity Payout Option. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

3.  ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.

4.  PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect when Annuity Payouts begin. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Calculation Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.

5.  CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectus accompanying this prospectus.

OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.

PAYMENT ENHANCEMENTS -- No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Annuity, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Annuities, however, there are no additional profits inherent with the structure of this Annuity when compared with any other product we offer.

WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES, THE OPTIONAL DEATH BENEFIT CHARGE AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

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The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or

- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

You may also elect the Optional Death Benefit for an additional fee. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.

IF YOU ELECT THE OPTIONAL DEATH BENEFIT, the Death Benefit prior to the deceased's date of death or the deceased's 81st birthday, whichever is earlier, will be the greater of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculated the Death Benefit; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

- The Interest Accumulation Value described below.

The Interest Accumulation Value prior to the deceased's date of death or 81st birthday, whichever is earlier is equal to:

- Your Contract Value of your Annuity minus any Payment Enhancements credited in the 12 months prior to the date we calculated the Death Benefit;

- Plus any Premium Payments made, but not including any Payment Enhancements credited;

- Minus any partial Surrenders;

- Compounded daily at an annual rate of 5%.

If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.

The Optional Death Benefit is limited to a maximum of 200% of any Premium Payments made less proportional adjustments for any Surrenders.

If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds. The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.

IF YOU ELECT THE OPTIONAL DEATH BENEFIT AFTER YOU PURCHASE YOUR ANNUITY, the Interest Accumulation Value calculation will be:

- Your Contract Value on the date we add the Optional Death Benefit to your annuity;

- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;

- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;

- Minus any partial Surrenders after the Optional Death Benefit is added;

- Compounded daily at an annual interest rate of 5%.

You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greater of:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made, add any Payment Enhancements credited, and add any adjustments for partial Surrenders made on or after the date you added the Earnings Protection Benefit. We also subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 or older, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

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FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,

- You elected the Earnings Protection Benefit when you purchased your Annuity,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,

- You took no partial Surrenders.

- The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($400,000),

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- minus any Premium Payments ($0)

- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).

The Contract gain is $300,000.

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.
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Before you purchase the Earnings Protection Benefit, you should also consider the following.

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

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- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract to someone who would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans."

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of the death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the contract owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. This spousal continuation is available only once for each Contract. If the beneficiary elects to continue the Contract, we will adjust the Contract Value to equal the amount that we would have paid as the Death Benefit.

If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .          AND . . .                   AND . . .                 THEN THE . . .
Contract Owner                There is a surviving joint  The Annuitant is living or  Joint Contract Owner
                              Contract Owner              deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Designated Beneficiary
                              joint Contract Owner        deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Contract Owner's estate
                              joint Contract Owner and    deceased                    receives the Death
                              the Beneficiary                                         Benefit.
                              predeceases the Contract
                              Owner
Annuitant                     The Contract Owner is       There is no named           Death Benefit is paid to
                              living                      Contingent Annuitant        the Contract Owner(s) and
                                                                                      not the designated
                                                                                      Beneficiary.
Annuitant                     The Contract Owner is       The Contingent Annuitant    Contingent Annuitant
                              living                      is living                   becomes the Annuitant, and
                                                                                      the Contract continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                 AND . . .                               THEN THE . . .
Contract Owner                The Annuitant is living                   Designated Beneficiary becomes the
                                                                        Contract Owner
Annuitant                     The Contract Owner is living              Contract Owner receives the Death
                                                                        Benefit.
Annuitant                     The Annuitant is also the Contract Owner  Designated Beneficiary receives the
                                                                        Death Benefit.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. A Contingent Deferred Sales Charge may be deducted. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout

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and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (b) the SEC permits and orders postponement or (c) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR:

If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your financial advisor to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later. You may elect a later Annuity Commencement Date if we allow and subject to the laws and regulations then in effect. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. We will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" is an option that can be elected by the Beneficiary after the death of the Contract Owner and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY -- We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH A CASH REFUND -- We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for Variable Dollar Amount Annuity Payouts using the 5% Assumed Investment Return.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We make Annuity Payouts during the lifetime of the Annuitant but

Annuity Payouts are at least guaranteed for the number of years you select with a minimum of 10 years. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the amount of the remaining Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY -- We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts; either fixed or variable, after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus the Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary has two options, (a) continue Annuity Payouts for the remainder of the guaranteed number of years or (b) receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

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- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed-dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENT FOR A PERIOD CERTAIN -- We will make Annuity Payouts for the number of years that you select. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.

IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, AND PAYMENTS FOR A PERIOD CERTAIN VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

- AUTOMATIC ANNUITY PAYOUTS FOR NON-QUALIFIED CONTRACTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

- AUTOMATIC ANNUITY PAYOUTS FOR QUALIFIED CONTRACTS AND CONTRACTS ISSUED IN TEXAS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity Payout Option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. A higher AIR may result in smaller potential growth in the Annuity Payouts. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater.

For example, if the second monthly Annuity Payout is the same as the first, the sub-accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the sub-accounts earned more than the AIR. If the second Annuity Payout is less than the first, the sub-account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT OR VARIABLE-DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.

FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payout. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.

VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

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The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
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INVESTEASE-REGISTERED TRADEMARK- PROGRAM -- InvestEase-Registered Trademark- is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. Some Contracts offer model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.

OTHER INFORMATION
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ASSIGNMENT -- Ownership of this Contract is generally assignable. However, if the Contract is issued to a tax qualified retirement plan, it is possible that the ownership of the Contract may not be transferred or assigned. An assignment of a Non-Qualified Contract may subject the Contract Values or Surrender Value to income taxes and certain penalty taxes.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice. We may modify the Contract, but no modification will effect the amount or term of any Contract unless a modification is required to conform the Contract to applicable Federal or State law. No modification will effect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately

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controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with HSD.

Commissions will be paid by Hartford and will not be more than 7% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.

LEGAL MATTERS AND EXPERTS -- There are no material legal proceedings pending to which the Separate Account is a party.

Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

MORE INFORMATION -- You may call your Representative if you have any questions or write or call us at the address below:

Hartford Life and Annuity Insurance Company
Attn: Individual Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
         (800) 862-7155 (Registered Representatives)

FEDERAL TAX CONSIDERATIONS
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What are some of the federal tax consequences which affect these Contracts?

A.  GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B.  TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value

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of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the investment in the contract under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the investment in the contract, such excess constitutes the income on the contract.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such income on the contract and then from investment in the contract, and for these purposes such income on the contract shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such income on the contract, and (2) shall not be includable in gross income to the extent that such amount does exceed any such income on the contract. If at the time that any amount is received or deemed received there is no income on the contract (e.g., because the gross value of the Contract does not exceed the investment in the contract and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the investment in the contract.

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including any Optional Death Benefit or Earnings Protection Benefit, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, Hartford believes that for federal tax purposes the Optional Death Benefit and the Earnings Protection Benefit should be treated as an integral part of the Contract's benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Optional Death Benefit or the Earnings Protection Benefit should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However, it is possible that the IRS could take a contrary position that some or all of these charges for the Optional Death Benefit or the Earnings Protection Benefit should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes). If the IRS takes such a contrary position, however, then any Beneficiary of an Optional Death Benefit or an Earnings Protection Benefit may be entitled to claim that some part of such Death Benefit is excludable from gross income for federal tax purposes (e.g., as a death benefit that should be treated for tax purposes as if it were being provided by a separate contract that qualifies as a life insurance contract for tax purposes).

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the investment in the contract to the total amount of the payments to be made after the Annuity Commencement Date (the exclusion ratio).

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the

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    contract as of the Annuity Commencement Date, any additional payments
     (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining investment in the contract shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this prospectus, there are no regulations interpreting this provision.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the investment in the contract prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the investment in the contract prior to August 14, 1982 (pre-8/14/82 investment) carried over from the prior Contract, (2) then from the portion of the income on the contract (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining income on the contract and
(4) last from the remaining investment in the contract. As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the income on the contract attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract

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        Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal continuation shall apply only once for this contract.

 3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account. The explanation further indicates that the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under
Section 817(d), relating to the definition of variable contract.

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.  FEDERAL INCOME TAX WITHHOLDING

Any portion of a distribution that is (or is deemed to be) current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are required.

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E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.  GENERATION-SKIPPING TRANSFERS

Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

SECTION
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DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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SAFEKEEPING OF ASSETS
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INDEPENDENT PUBLIC ACCOUNTANTS
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DISTRIBUTION OF CONTRACTS
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CALCULATION OF YIELD AND RETURN
----------------------------------------------------------------------
PERFORMANCE COMPARISONS
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FINANCIAL STATEMENTS
----------------------------------------------------------------------

36                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's includable compensation for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 2000, $8,000 (indexed), whichever is less. The plan may provide for additional catch-up contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust,

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
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amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- separates from service,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

TRADITIONAL IRAs -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be rolled-over to an IRA on a tax-deferred basis.

SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide for a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an Optional Death Benefit and an Earnings Protection Benefit. The Optional Death Benefit and the Earnings Protection Benefit may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. WE HAVE FILED THE CONTRACT WITH THE OPTIONAL DEATH BENEFIT AND THE EARNINGS PROTECTION BENEFIT WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL FOR USE AS AN IRA. NO ASSURANCE IS GIVEN THAT THESE BENEFITS MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the Optional Death Benefit and the Earnings Protection Benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax-qualification or resulting in certain deemed distributions and penalty taxes. You should consult a qualifed tax adviser if you are considering adding the Optional Death Benefit or the Earnings Protection Benefit to your Contract if it is an IRA.

5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

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If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a minimum distribution amount which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:

- the non-taxable portion of the distribution;

- required minimum distributions; or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES

OPTIONAL DEATH BENEFIT EXAMPLES

EXAMPLE 1
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$108,000       Contract Value prior to Surrender equals
  .09259       multiplied by
$105,000       Interest Accumulation Value for a total of
$  9,722       to be deducted from the Interest Accumulation Value equals
$ 95,278       the new Interest Accumulation Value

EXAMPLE 2
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$ 92,000       Contract Value prior to Surrender equals
  .10870       multiplied by
$105,000       Interest Accumulation Value for a total of
$ 11,413       to be deducted from the Interest Accumulation Value equals
$ 93,587       the New Interest Accumulation Value

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40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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EARNINGS PROTECTION BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,

- On the day we calculate the Death Benefit, your Contract Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations,

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($40,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000),

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals $-6,000 which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($140,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($0)

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $40,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0)

- minus any Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $40,000 or $16,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $156,000.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
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EXAMPLE 2

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,

- On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations,

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000)

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals $+14,000 which is greater than zero, so there is a $14,000 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($14,000),

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equal $34,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($14,000),

- minus any Payment Enhancements ($4,000).

Which equals $86,000. The cap is 200% of $86,000 which is $172,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $34,000 or $13,600 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $133,600.

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

The variable annuity Contract that you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

- Attained age 59 1/2,

- Separated from service,

- Died, or

- Become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than your annuity. Please refer to your Plan.

Please complete the following and return to:

    Hartford Life and Annuity Insurance Company
    Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Name of Contract Owner/Participant:  ___________________________________________

Address:  ______________________________________________________________________

City or Plan/School District:  _________________________________________________

Date:  _________________________________________________________________________

Contract No:  __________________________________________________________________

Signature:  ____________________________________________________________________

To obtain a Statement of Additional Information for The Director Elite Plus variable annuity, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------
                                      Name

------------------------------------------------------------------
                                    Address

------------------------------------------------------------------
                            City/State      Zip Code

                                       PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              SEPARATE ACCOUNT ONE

                    THE DIRECTOR ELITE PLUS VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.





Date of Prospectus:  January 26, 2001

Date of Statement of Additional Information:  January 26, 2001










333-91933

                                               TABLE OF CONTENTS


SECTION                                                                                                   PAGE
DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY................................................  3

SAFEKEEPING OF ASSETS ....................................................................................  3

INDEPENDENT PUBLIC ACCOUNTANTS ...........................................................................  3

DISTRIBUTION OF CONTRACTS.................................................................................  4

CALCULATION OF YIELD AND RETURN...........................................................................  5

PERFORMANCE RELATED INFORMATION...........................................................................  7

PERFORMANCE COMPARISONS................................................................................... 10

FINANCIAL STATEMENTS .....................................................................................

           DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

----------------------------------------------------------------------------------------------------------------------
              Rating Agency                       Effective           Rating                Basis of Rating
                                               Date of Rating
----------------------------------------------------------------------------------------------------------------------
A.M. Best and Company, Inc.                        4/1/00               A+        Financial performance
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's                                  8/1/00               AA        Insurer financial strength
----------------------------------------------------------------------------------------------------------------------
Fitch                                              5/1/00               AA+       Financial strength
----------------------------------------------------------------------------------------------------------------------


These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

                              SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                            DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as that of Hartford.

The securities will be sold by salesperson of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

Commissions will be paid by Hartford and will not be more than 7% of premium payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in the prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or Surrender variable insurance products.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 1999: $226,178,603; 1998: $107,925,386; and 1997: $134,304,585. HSD has retained none of these commissions.

                         CALCULATION OF YIELD AND RETURN

YIELD OF A MONEY MARKET SUB-ACCOUNT. Yield of a money market Sub-Account for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:


                                                 365/7
     Effective Yield = [(Base Period Return + 1)      ] - 1

A MONEY MARKET SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

                  YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDING DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------

SUB-ACCOUNT                                            YIELD                            EFFECTIVE YIELD
--------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                         3.70%                                 3.76%
--------------------------------------------------------------------------------------------------------------------

YIELDS OF SUB-ACCOUNTS. Yields of Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time-to-time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30-day period were computed by dividing the dividends and interest earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:
                                                            6
Current Yield Formula for the Sub-Account  2[((A-B)/(CD) +1)  - 1]

Where  A = Dividends and interest earned during the period.
       B = Expenses accrued for the period (net of reimbursements).
       C = The average daily number of units outstanding during the period that were entitled to receive dividends.
       D = The maximum offering price per unit on the last day of the period.

                        YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                                  YIELD
--------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                                                       5.30%
--------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                                                 7.89%
--------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                                                        5.12%
--------------------------------------------------------------------------------------------------------------------

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1989. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.

CALCULATION OF TOTAL RETURN. Total return is a measure of the change in value of an investment in a Sub-Account over the period covered and assumes that the Optional Death Benefit has not been elected. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Standardized total return will be calculated since the inception of the Separate Account for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated since the inception of the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.

If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

The following are the standardized average annual total return quotations for the Sub-Accounts. No information is shown for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund because, as of December 31, 1999, the Sub-Accounts had not yet commenced operations.


                            STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED
                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------------
                                          SEPARATE
                                           ACCOUNT        1 YEAR          5 YEAR          10 YEAR     SINCE INCEPTION OF
          SUB-ACCOUNT                   INCEPTION DATE                                                  SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio              4/25/95        28.81%           N/A              N/A             27.13%
--------------------------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Portfolio            5/3/99         N/A             N/A              N/A              6.61%
--------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                 5/20/91        -2.20%          15.88%            N/A             10.62%
--------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                     5/20/91        -14.60%         2.04%             N/A              2.72%
--------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation              5/20/91        24.24%          20.17%            N/A             17.86%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS           3/9/94         -7.39%          17.39%            N/A             14.42%
Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund           10/1/98        36.94%           N/A              N/A             59.62%
--------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS             5/29/98         8.86%           N/A              N/A             16.14%
Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund               10/1/98        -7.99%           N/A              N/A             -5.76%
--------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                    5/20/91         7.54%          23.18%            N/A             14.98%
--------------------------------------------------------------------------------------------------------------------------
Hartford International Advisers            3/1/95         10.17%           N/A              N/A              8.75%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford International                     5/20/91        26.60%          9.85%             N/A              7.86%
Opportunities HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                   7/30/97        38.36%           N/A              N/A             28.65%
--------------------------------------------------------------------------------------------------------------------------


                                             -9-

--------------------------------------------------------------------------------------------------------------------------
                                          SEPARATE
                                           ACCOUNT        1 YEAR          5 YEAR          10 YEAR      SINCE INCEPTION
          SUB-ACCOUNT                     INCEPTION                                                      OF SEPARATE
                                            DATE                                                           ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund             5/20/91        -7.80%          -0.78%            N/A             -0.19%
--------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities               5/20/91        -11.12%         1.90%             N/A              2.10%
HLS Fund
--------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund            8/9/96         52.15%           N/A              N/A             22.01%
--------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                    5/20/91         6.85%          23.85%            N/A             15.26%
--------------------------------------------------------------------------------------------------------------------------


Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefits been available and been chosen.


In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated since the inception of the underlying fund for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


The following are the non-standardized annualized total return quotations for the Sub-Accounts. No information is shown for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund because, as of December 31, 1999, the Sub-Accounts had not yet commenced operations.

             NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE
   THE INCEPTION DATE OF THE SEPARATE ACCOUNT FOR YEAR ENDED DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------
          SUB-ACCOUNT                  FUND        1 YEAR          5 YEAR          10 YEAR           SINCE
                                    INCEPTION                                                      INCEPTION
                                      DATE                                                          OF FUND
-------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio       4/25/95        39.81%           N/A             N/A              29.95%
-------------------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Portfolio     5/3/99         N/A             N/A             N/A              17.61%
-------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund          3/31/83         8.80%          18.81%          12.14%              N/A

-------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund              8/31/77        -3.60%          5.93%            5.66%              N/A

-------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation       4/2/84         35.24%          22.99%          17.83%              N/A
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS    3/8/94          3.61%          20.10%            N/A             17.16%
Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund    10/1/98        47.94%           N/A              N/A             70.19%
-------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS      5/29/98        19.86%           N/A              N/A             24.27%
Fund
-------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund        10/1/98         3.01%           N/A              N/A              5.49%
-------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund             5/1/87         18.54%          25.75%          15.54%              N/A

-------------------------------------------------------------------------------------------------------------------
Hartford International Advisers     3/1/95         21.17%           N/A              N/A             12.43%
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford International              7/2/90         37.60%          13.49%            N/A              8.58%
Opportunities HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund            7/30/97        49.36%           N/A              N/A             34.14%

-------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund      6/30/80         3.20%          3.58%            3.40%              N/A
-------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities        1/1/85         -0.12%          5.85%            5.37%              N/A
HLS Fund
-------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund     8/9/96         63.15%           N/A              N/A             26.51%
-------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund             8/31/77        17.85%          26.42%          15.97%              N/A

-------------------------------------------------------------------------------------------------------------------


Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefits been available and been chosen.

                             PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time-to-time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time-to-time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time-to-time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE AND TO THE OWNERS OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account One (Bond Fund, Stock Fund, Money Market Fund, Advisers Fund, Capital Appreciation Fund, Mortgage Securities Fund, Index Fund, International Opportunities Fund, Dividend and Growth Fund, International Advisers Fund, Small Company Fund, MidCap Fund, Global Leaders Fund, High Yield Fund, Growth and Income Fund, Mentor VIP Capital Growth Fund, Mentor VIP Perpetual International Fund, Mentor VIP Growth Fund, Mercury VI US Large Cap Fund and Merrill Lynch Global Growth Focus Fund) (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 17, 2000                                            ARTHUR ANDERSEN LLP

_____________________________________ SA-1 _____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND        STOCK FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 449,867,813
    Cost $471,536,987
      Market Value......................    $447,106,524          --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 659,095,163
    Cost $3,107,192,905
      Market Value......................         --         $4,710,808,860
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 548,422,425
    Cost $548,422,425
      Market Value......................         --               --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 2,366,315,491
    Cost $5,444,912,732
      Market Value......................         --               --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 672,032,314
    Cost $2,550,014,270
      Market Value......................         --               --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 117,880,676
    Cost $127,698,156
      Market Value......................         --               --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 266,744,217
    Cost $736,583,539
      Market Value......................         --               --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 480,127,442
    Cost $614,510,013
      Market Value......................         --               --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 923,635,920
    Cost $1,584,821,109
      Market Value......................         --               --
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
    Shares 196,357,266
    Cost $227,828,642
      Market Value......................         --               --
  Due from Hartford Life and Annuity
   Insurance Company....................         --              1,569,635
  Receivable from fund shares sold......         821,248          --
                                            ------------    --------------
  Total Assets..........................     447,927,772     4,712,378,495
                                            ------------    --------------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................         821,442          --
  Payable for fund shares purchased.....         --              1,564,212
                                            ------------    --------------
  Total Liabilities.....................         821,442         1,564,212
                                            ------------    --------------
  Net Assets (variable annuity contract
   liabilities).........................    $447,106,330    $4,710,814,283
                                            ============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            -------------------------------------------------  SA-2
               -------------------------------------------------

--------------------------------------------------------------------------------

                                            MONEY                             CAPITAL           MORTGAGE
                                         MARKET FUND    ADVISERS FUND    APPRECIATION FUND   SECURITIES FUND     INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                         ------------   --------------   -----------------   ---------------   --------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 449,867,813
    Cost $471,536,987
      Market Value......................     --              --                --                 --                 --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 659,095,163
    Cost $3,107,192,905
      Market Value......................     --              --                --                 --                 --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 548,422,425
    Cost $548,422,425
      Market Value...................... $548,422,425        --                --                 --                 --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 2,366,315,491
    Cost $5,444,912,732
      Market Value......................     --         $7,015,590,643         --                 --                 --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 672,032,314
    Cost $2,550,014,270
      Market Value......................     --              --           $4,096,297,700          --                 --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 117,880,676
    Cost $127,698,156
      Market Value......................     --              --                --             $122,536,020           --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 266,744,217
    Cost $736,583,539
      Market Value......................     --              --                --                 --           $1,117,332,843
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 480,127,442
    Cost $614,510,013
      Market Value......................     --              --                --                 --                 --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 923,635,920
    Cost $1,584,821,109
      Market Value......................     --              --                --                 --                 --
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
    Shares 196,357,266
    Cost $227,828,642
      Market Value......................     --              --                --                 --                 --
  Due from Hartford Life and Annuity
   Insurance Company....................   4,024,594         --                --                 --                 --
  Receivable from fund shares sold......     --               954,565          2,647,605            70,893            110,670
                                         ------------   --------------    --------------      ------------     --------------
  Total Assets.......................... 552,447,019    7,016,545,208      4,098,945,305       122,606,913      1,117,443,513
                                         ------------   --------------    --------------      ------------     --------------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................     --               950,615          2,404,382            72,076            105,519
  Payable for fund shares purchased.....   4,001,041         --                --                 --                 --
                                         ------------   --------------    --------------      ------------     --------------
  Total Liabilities.....................   4,001,041          950,615          2,404,382            72,076            105,519
                                         ------------   --------------    --------------      ------------     --------------
  Net Assets (variable annuity contract
   liabilities)......................... $548,445,978   $7,015,594,593    $4,096,540,923      $122,534,837     $1,117,337,994
                                         ============   ==============    ==============      ============     ==============

                                            INTERNATIONAL       DIVIDEND AND    INTERNATIONAL
                                          OPPORTUNITIES FUND    GROWTH FUND     ADVISERS FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                          ------------------   --------------   -------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 449,867,813
    Cost $471,536,987
      Market Value......................        --                   --              --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 659,095,163
    Cost $3,107,192,905
      Market Value......................        --                   --              --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 548,422,425
    Cost $548,422,425
      Market Value......................        --                   --              --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 2,366,315,491
    Cost $5,444,912,732
      Market Value......................        --                   --              --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 672,032,314
    Cost $2,550,014,270
      Market Value......................        --                   --              --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 117,880,676
    Cost $127,698,156
      Market Value......................        --                   --              --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 266,744,217
    Cost $736,583,539
      Market Value......................        --                   --              --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 480,127,442
    Cost $614,510,013
      Market Value......................     $900,687,872            --              --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 923,635,920
    Cost $1,584,821,109
      Market Value......................        --             $1,984,734,728        --
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
    Shares 196,357,266
    Cost $227,828,642
      Market Value......................        --                   --         $274,250,426
  Due from Hartford Life and Annuity
   Insurance Company....................        1,056,559            --                1,454
  Receivable from fund shares sold......        --                    765,866        --
                                             ------------      --------------   ------------
  Total Assets..........................      901,744,431       1,985,500,594    274,251,880
                                             ------------      --------------   ------------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................        --                    763,409        --
  Payable for fund shares purchased.....        1,313,277            --                2,289
                                             ------------      --------------   ------------
  Total Liabilities.....................        1,313,277             763,409          2,289
                                             ------------      --------------   ------------
  Net Assets (variable annuity contract
   liabilities).........................     $900,431,154      $1,984,737,185   $274,249,591
                                             ============      ==============   ============

            -------------------------------------------------  SA-3
               -------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SMALL           MIDCAP
                                            COMPANY FUND        FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
ASSETS:
  Investments:
    Hartford Small Company HLS
     Fund, Inc. - Class IA
    Shares 212,076,990
    Cost $280,439,845
      Market Value......................    $463,977,162         --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
    Shares 191,961,289
    Cost $297,691,376
      Market Value......................        --          $394,192,314
    Hartford Global Leaders HLS Fund -
     Class IA
    Shares 61,681,952
    Cost $94,610,676
      Market Value......................        --               --
    Hartford High Yield HLS Fund -
     Class IA
    Shares 24,345,792
    Cost $25,309,628
      Market Value......................        --               --
    Hartford Growth and Income HLS Fund
     - Class IA
    Shares 90,572,348
    Cost $114,627,320
      Market Value......................        --               --
    Mentor VIP Capital Growth
     Fund, Inc.
    Shares 109,628
    Cost $1,371,449
      Market Value......................        --               --
    Mentor VIP Perpetual International
     Fund, Inc.
    Shares 106,262
    Cost $1,460,933
      Market Value......................        --               --
    Mentor VIP Growth Fund, Inc.
    Shares 64,247
    Cost $676,124
      Market Value......................        --               --
    Mercury VI US Large Cap Fund -
     Class A
    Shares 1,173
    Cost $13,731
      Market Value......................        --               --
    Merrill Lynch Global Growth Focus
     Fund - Class A
    Shares 6,455
    Cost $91,458
      Market Value......................        --               --
  Due from Hartford Life and Annuity
   Insurance Company....................        797,344        1,361,926
                                            ------------    ------------
  Total Assets..........................    464,774,506      395,554,240
                                            ------------    ------------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................        --               --
  Payable for fund shares purchased.....        797,460        1,361,681
                                            ------------    ------------
  Total Liabilities.....................        797,460        1,361,681
                                            ------------    ------------
  Net Assets (variable annuity contract
   liabilities).........................    $463,977,046    $394,192,559
                                            ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            -------------------------------------------------  SA-4
               -------------------------------------------------

--------------------------------------------------------------------------------

                                            GLOBAL         HIGH        GROWTH AND    MENTOR VIP CAPITAL   MENTOR VIP PERPETUAL
                                         LEADERS FUND   YIELD FUND    INCOME FUND       GROWTH FUND        INTERNATIONAL FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT
                                         ------------   -----------   ------------   ------------------   --------------------
ASSETS:
  Investments:
    Hartford Small Company HLS
     Fund, Inc. - Class IA
    Shares 212,076,990
    Cost $280,439,845
      Market Value......................     --             --            --               --                   --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
    Shares 191,961,289
    Cost $297,691,376
      Market Value......................     --             --            --               --                   --
    Hartford Global Leaders HLS Fund -
     Class IA
    Shares 61,681,952
    Cost $94,610,676
      Market Value...................... $117,991,405       --            --               --                   --
    Hartford High Yield HLS Fund -
     Class IA
    Shares 24,345,792
    Cost $25,309,628
      Market Value......................     --         $24,464,405       --               --                   --
    Hartford Growth and Income HLS Fund
     - Class IA
    Shares 90,572,348
    Cost $114,627,320
      Market Value......................     --             --        $129,667,086         --                   --
    Mentor VIP Capital Growth
     Fund, Inc.
    Shares 109,628
    Cost $1,371,449
      Market Value......................     --             --            --             $1,580,833             --
    Mentor VIP Perpetual International
     Fund, Inc.
    Shares 106,262
    Cost $1,460,933
      Market Value......................     --             --            --               --                  $2,082,740
    Mentor VIP Growth Fund, Inc.
    Shares 64,247
    Cost $676,124
      Market Value......................     --             --            --               --                   --
    Mercury VI US Large Cap Fund -
     Class A
    Shares 1,173
    Cost $13,731
      Market Value......................     --             --            --               --                   --
    Merrill Lynch Global Growth Focus
     Fund - Class A
    Shares 6,455
    Cost $91,458
      Market Value......................     --             --            --               --                   --
  Due from Hartford Life and Annuity
   Insurance Company....................     429,704        74,858        432,287          --                   --
                                         ------------   -----------   ------------       ----------            ----------
  Total Assets.......................... 118,421,109    24,539,263    130,099,373         1,580,833             2,082,740
                                         ------------   -----------   ------------       ----------            ----------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................     --             --            --                     68                   104
  Payable for fund shares purchased.....     429,387        74,789        431,728          --                   --
                                         ------------   -----------   ------------       ----------            ----------
  Total Liabilities.....................     429,387        74,789        431,728                68                   104
                                         ------------   -----------   ------------       ----------            ----------
  Net Assets (variable annuity contract
   liabilities)......................... $117,991,722   $24,464,474   $129,667,645       $1,580,765            $2,082,636
                                         ============   ===========   ============       ==========            ==========

                                                                         MERRILL LYNCH
                                          MENTOR VIP    MERCURY VI US    GLOBAL GROWTH
                                          GROWTH FUND   LARGE CAP FUND    FOCUS FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                                          -----------   --------------   -------------
ASSETS:
  Investments:
    Hartford Small Company HLS
     Fund, Inc. - Class IA
    Shares 212,076,990
    Cost $280,439,845
      Market Value......................     --             --               --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
    Shares 191,961,289
    Cost $297,691,376
      Market Value......................     --             --               --
    Hartford Global Leaders HLS Fund -
     Class IA
    Shares 61,681,952
    Cost $94,610,676
      Market Value......................     --             --               --
    Hartford High Yield HLS Fund -
     Class IA
    Shares 24,345,792
    Cost $25,309,628
      Market Value......................     --             --               --
    Hartford Growth and Income HLS Fund
     - Class IA
    Shares 90,572,348
    Cost $114,627,320
      Market Value......................     --             --               --
    Mentor VIP Capital Growth
     Fund, Inc.
    Shares 109,628
    Cost $1,371,449
      Market Value......................     --             --               --
    Mentor VIP Perpetual International
     Fund, Inc.
    Shares 106,262
    Cost $1,460,933
      Market Value......................     --             --               --
    Mentor VIP Growth Fund, Inc.
    Shares 64,247
    Cost $676,124
      Market Value......................   $891,105
    Mercury VI US Large Cap Fund -
     Class A
    Shares 1,173
    Cost $13,731
      Market Value......................     --            $14,105
    Merrill Lynch Global Growth Focus
     Fund - Class A
    Shares 6,455
    Cost $91,458
      Market Value......................     --             --              $95,403
  Due from Hartford Life and Annuity
   Insurance Company....................     --             --               --
                                           --------        -------          -------
  Total Assets..........................    891,105         14,105           95,403
                                           --------        -------          -------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................         35         --               --
  Payable for fund shares purchased.....     --             --               --
                                           --------        -------          -------
  Total Liabilities.....................         35         --               --
                                           --------        -------          -------
  Net Assets (variable annuity contract
   liabilities).........................   $891,070        $14,105          $95,403
                                           ========        =======          =======

            -------------------------------------------------  SA-5
               -------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                    UNITS
                                                                  OWNED BY         UNIT          CONTRACT
                                                                PARTICIPANTS       PRICE         LIABILITY
                                                                -------------    ---------    ---------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Bond Fund Sub-Account.....................................           26,834    $0.994578    $        26,688
  Bond Fund Sub-Account.....................................        1,184,617     2.182434          2,585,349
  Bond Fund Sub-Account.....................................              465     1.007093                469
  Bond Fund Sub-Account.....................................            2,499     1.007410              2,518
  Bond Fund Sub-Account.....................................       11,256,103     0.994947         11,199,226
  Bond Fund Sub-Account.....................................      197,574,642     2.184598        431,621,166
  Stock Fund Sub-Account....................................          210,327     1.222948            257,219
  Stock Fund Sub-Account....................................        5,858,621     7.168535         41,997,729
  Stock Fund Sub-Account....................................           74,387     1.136485             84,539
  Stock Fund Sub-Account....................................        1,647,138     1.136847          1,872,544
  Stock Fund Sub-Account....................................       53,638,914     1.223394         65,621,525
  Stock Fund Sub-Account....................................      638,407,205     7.175612      4,580,962,400
  Money Market Fund Sub-Account.............................           35,300     1.049997             37,065
  Money Market Fund Sub-Account.............................          917,155     1.775591          1,628,493
  Money Market Fund Sub-Account.............................                0     1.009271                  0
  Money Market Fund Sub-Account.............................              522     1.009591                527
  Money Market Fund Sub-Account.............................       60,490,202     1.050377         63,537,517
  Money Market Fund Sub-Account.............................      270,072,357     1.777341        480,010,674
  Advisers Fund Sub-Account.................................          342,934     1.127468            386,647
  Advisers Fund Sub-Account.................................        7,318,141     4.798347         35,114,981
  Advisers Fund Sub-Account.................................           57,191     1.083555             61,970
  Advisers Fund Sub-Account.................................        1,601,663     1.083900          1,736,043
  Advisers Fund Sub-Account.................................       99,547,381     1.127880        112,277,500
  Advisers Fund Sub-Account.................................    1,425,393,462     4.803097      6,846,303,062
  Capital Appreciation Fund Sub-Account.....................          297,634     1.334003            397,044
  Capital Appreciation Fund Sub-Account.....................        2,064,035     7.494011         15,467,902
  Capital Appreciation Fund Sub-Account.....................           62,274     1.235938             76,966
  Capital Appreciation Fund Sub-Account.....................          775,935     1.236331            959,313
  Capital Appreciation Fund Sub-Account.....................       27,329,043     1.334491         36,470,362
  Capital Appreciation Fund Sub-Account.....................      537,835,362     7.501418      4,034,527,863
  Mortgage Securities Fund Sub-Account......................                0     1.022060                  0
  Mortgage Securities Fund Sub-Account......................          269,500     2.214471            596,801
  Mortgage Securities Fund Sub-Account......................                0     1.006743                  0
  Mortgage Securities Fund Sub-Account......................            2,763     1.007064              2,783
  Mortgage Securities Fund Sub-Account......................        5,585,485     1.022434          5,710,790
  Mortgage Securities Fund Sub-Account......................       52,197,499     2.216665        115,704,370
  Index Fund Sub-Account....................................           83,406     1.239923            103,417
  Index Fund Sub-Account....................................        1,310,125     5.602011          7,339,336
  Index Fund Sub-Account....................................            1,381     1.144312              1,580
  Index Fund Sub-Account....................................          334,670     1.144675            383,089
  Index Fund Sub-Account....................................       27,071,357     1.240377         33,578,689
  Index Fund Sub-Account....................................      191,224,666     5.607574      1,072,306,463
  International Opportunities Fund Sub-Account..............           58,213     1.273000             74,106
  International Opportunities Fund Sub-Account..............          970,042     2.264582          2,196,739
  International Opportunities Fund Sub-Account..............              500     1.199943                600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            -------------------------------------------------  SA-6
               -------------------------------------------------

--------------------------------------------------------------------------------

                                                                    UNITS
                                                                  OWNED BY         UNIT          CONTRACT
                                                                PARTICIPANTS       PRICE         LIABILITY
                                                                -------------    ---------    ---------------
  GROUP SUB-ACCOUNTS -- (CONTINUED)
  International Opportunities Fund Sub-Account..............           88,714    $1.200325    $       106,485
  International Opportunities Fund Sub-Account..............        5,998,131     1.273461          7,638,386
  International Opportunities Fund Sub-Account..............      391,870,958     2.266827        888,303,667
  Dividend and Growth Fund Sub-Account......................          102,974     1.045671            107,677
  Dividend and Growth Fund Sub-Account......................        2,452,827     2.567396          6,297,378
  Dividend and Growth Fund Sub-Account......................            3,271     1.064013              3,480
  Dividend and Growth Fund Sub-Account......................          227,845     1.064354            242,507
  Dividend and Growth Fund Sub-Account......................       19,290,169     1.046052         20,178,520
  Dividend and Growth Fund Sub-Account......................      760,046,046     2.569946      1,953,277,297
  International Advisers Fund Sub-Account...................           15,134     1.178048             17,829
  International Advisers Fund Sub-Account...................          953,594     1.793926          1,710,677
  International Advisers Fund Sub-Account...................            1,202     1.121881              1,348
  International Advisers Fund Sub-Account...................           22,473     1.122237             25,220
  International Advisers Fund Sub-Account...................        3,025,244     1.178481          3,565,193
  International Advisers Fund Sub-Account...................      149,494,531     1.795704        268,447,928
  Small Company Fund Sub-Account............................           42,607     1.592576             67,856
  Small Company Fund Sub-Account............................        1,735,342     2.248401          3,901,745
  Small Company Fund Sub-Account............................              258     1.364431                352
  Small Company Fund Sub-Account............................          150,069     1.364863            204,823
  Small Company Fund Sub-Account............................      198,856,386     2.250630        447,552,149
  Small Company Fund Sub-Account............................        6,084,767     1.593152          9,693,959
  MidCap Fund Sub-Account...................................           69,564     1.520083            105,743
  MidCap Fund Sub-Account...................................        3,184,542     2.053534          6,539,565
  MidCap Fund Sub-Account...................................            3,815     1.292197              4,930
  MidCap Fund Sub-Account...................................          249,883     1.292607            323,000
  MidCap Fund Sub-Account...................................        8,978,236     1.520630         13,652,575
  MidCap Fund Sub-Account...................................      181,141,994     2.055574        372,350,771
  Global Leaders Fund Sub-Account...........................        3,764,460     1.946293          7,326,743
  Global Leaders Fund Sub-Account...........................           60,499     1.945587            117,706
  Global Leaders Fund Sub-Account...........................        1,465,474     1.950512          2,858,424
  Global Leaders Fund Sub-Account...........................            3,636     1.293486              4,703
  Global Leaders Fund Sub-Account...........................          300,137     1.293896            388,346
  Global Leaders Fund Sub-Account...........................       54,890,185     1.952453        107,170,506
  High Yield Fund Sub-Account...............................        2,071,284     1.066776          2,209,596
  High Yield Fund Sub-Account...............................            1,731     1.066388              1,845
  High Yield Fund Sub-Account...............................          481,332     1.069043            514,565
  High Yield Fund Sub-Account...............................                0     1.019709                  0
  High Yield Fund Sub-Account...............................            6,836     1.020038              6,973
  High Yield Fund Sub-Account...............................       20,234,594     1.070110         21,653,242
  Growth and Income Fund Sub-Account........................          129,575     1.308008            169,485
  Growth and Income Fund Sub-Account........................        3,576,088     1.420460          5,079,689
  Growth and Income Fund Sub-Account........................           37,993     1.158303             44,008
  Growth and Income Fund Sub-Account........................          246,069     1.158668            285,112
  Growth and Income Fund Sub-Account........................        8,930,138     1.308485         11,684,951
  Growth and Income Fund Sub-Account........................       78,909,139     1.421882        112,199,485
  Mentor VIP Capital Growth Fund Sub-Account................            8,587     1.129778              9,701
  Mentor VIP Capital Growth Fund Sub-Account................        1,389,225     1.130892          1,571,064

            -------------------------------------------------  SA-7
               -------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                    UNITS
                                                                  OWNED BY         UNIT          CONTRACT
                                                                PARTICIPANTS       PRICE         LIABILITY
                                                                -------------    ---------    ---------------
Mentor VIP Perpetual International Fund Sub-Account.........            8,183    $1.531949    $        12,536
Mentor VIP Perpetual International Fund Sub-Account.........        1,349,950     1.533464          2,070,100
Mentor VIP Growth Fund Sub-Account..........................           12,522     1.085030             13,586
Mentor VIP Growth Fund Sub-Account..........................          805,875     1.086100            875,260
Mercury VI US Large Cap Fund Sub-Account....................            2,255     1.104998              2,491
Mercury VI US Large Cap Fund Sub-Account....................           10,508     1.105269             11,614
Merrill Lynch Global Growth Focus Fund Sub-Account..........           46,526     1.248875             58,105
Merrill Lynch Global Growth Focus Fund Sub-Account..........           29,858     1.249180             37,298
                                                                                              ---------------
  SUB-TOTAL.................................................                                   22,283,922,258
                                                                                              ---------------
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
GROUP SUB-ACCOUNTS:
  Bond Fund Sub-Account.....................................          764,861     2.184598          1,670,914
  Stock Fund Sub-Account....................................        2,789,773     7.175612         20,018,327
  Money Market Fund Sub-Account.............................        1,818,279     1.777341          3,231,702
  Advisers Fund Sub-Account.................................        4,104,516     4.803097         19,714,390
  Capital Appreciation Fund Sub-Account.....................        1,151,979     7.501418          8,641,473
  Mortgage Securities Fund Sub-Account......................          234,629     2.216665            520,093
  Index Fund Sub-Account....................................          646,522     5.607574          3,625,420
  International Opportunities Fund Sub-Account..............          931,333     2.266827          2,111,171
  Dividend and Growth Fund Sub-Account......................        1,801,721     2.569946          4,630,326
  International Advisers Fund Sub-Account...................          268,082     1.795704            481,396
  Small Company Fund Sub-Account............................        1,135,754     2.250630          2,556,162
  MidCap Fund Sub-Account...................................          591,550     2.055574          1,215,975
  Global Leaders Fund Sub-Account...........................           64,172     1.952453            125,294
  High Yield Fund Sub-Account...............................           73,126     1.070110             78,253
  Growth & Income Fund Sub-Account..........................          144,116     1.421882            204,915
  Mentor VIP Growth Fund Sub-Account........................            2,048     1.086100              2,224
                                                                                              ---------------
  SUB-TOTAL.................................................                                       68,828,035
                                                                                              ---------------
GRAND TOTAL.................................................                                  $22,352,750,293
                                                                                              ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            -------------------------------------------------  SA-8
               -------------------------------------------------

                      [This Page Intentionally Left Blank]

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND       STOCK FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
INVESTMENT INCOME:
  Dividends.............................    $ 24,593,727    $ 32,121,491
EXPENSES:
  Mortality and expense undertakings....      (5,518,904)    (50,004,645)
                                            ------------    ------------
    Net investment income (loss)........      19,074,823     (17,883,154)
                                            ------------    ------------
CAPITAL GAINS INCOME....................       2,910,226     297,745,384
                                            ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................          58,228         170,224
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     (36,187,007)    402,196,558
                                            ------------    ------------
    Net (loss) gain on investments......     (36,128,779)    402,366,782
                                            ------------    ------------
    Net (decrease) increase in net
     assets resulting from operations...    $(14,143,730)   $682,229,012
                                            ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ------------------------------------------------- SA-10
               -------------------------------------------------

--------------------------------------------------------------------------------

                                            MONEY                           CAPITAL           MORTGAGE
                                         MARKET FUND   ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND    INDEX FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         -----------   -------------   -----------------   ---------------   ------------
INVESTMENT INCOME:
  Dividends............................. $21,324,529   $146,368,182     $   12,342,082       $ 6,851,063     $ 10,341,697
EXPENSES:
  Mortality and expense undertakings....  (5,620,086)   (79,151,221)       (40,991,208)       (1,515,206)     (11,624,230)
                                         -----------   ------------     --------------       -----------     ------------
    Net investment income (loss)........  15,704,443     67,216,961        (28,649,126)        5,335,857       (1,282,533)
                                         -----------   ------------     --------------       -----------     ------------
CAPITAL GAINS INCOME....................       8,648    473,055,258        188,426,299          --             13,517,068
                                         -----------   ------------     --------------       -----------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................     --              78,597           (457,576)          (16,786)          53,550
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     --          22,727,549        892,664,508        (5,088,216)     153,057,340
                                         -----------   ------------     --------------       -----------     ------------
    Net (loss) gain on investments......     --          22,806,146        892,206,932        (5,105,002)     153,110,890
                                         -----------   ------------     --------------       -----------     ------------
    Net (decrease) increase in net
     assets resulting from operations... $15,713,091   $563,078,365     $1,051,984,105       $   230,855     $165,345,425
                                         ===========   ============     ==============       ===========     ============

                                            INTERNATIONAL      DIVIDEND AND   INTERNATIONAL
                                          OPPORTUNITIES FUND   GROWTH FUND    ADVISERS FUND
                                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                          ------------------   ------------   -------------
INVESTMENT INCOME:
  Dividends.............................     $  8,691,519      $31,884,385     $ 4,847,238
EXPENSES:
  Mortality and expense undertakings....       (9,068,100)     (24,246,739)     (2,826,348)
                                             ------------      -----------     -----------
    Net investment income (loss)........         (376,581)       7,637,646       2,020,890
                                             ------------      -----------     -----------
CAPITAL GAINS INCOME....................        --              73,317,212         --
                                             ------------      -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................        6,651,839         (442,117)         39,305
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      245,333,665       (4,845,420)     44,681,650
                                             ------------      -----------     -----------
    Net (loss) gain on investments......      251,985,504       (5,287,537)     44,720,955
                                             ------------      -----------     -----------
    Net (decrease) increase in net
     assets resulting from operations...     $251,608,923      $75,667,321     $46,741,845
                                             ============      ===========     ===========

            ------------------------------------------------- SA-11
               -------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SMALL          MIDCAP
                                            COMPANY FUND       FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    -----------
INVESTMENT INCOME:
  Dividends.............................    $    --         $   --
EXPENSES:
  Mortality and expense undertakings....      (3,422,328)    (2,370,115)
                                            ------------    -----------
    Net investment (loss) income........      (3,422,328)    (2,370,115)
                                            ------------    -----------
CAPITAL GAINS INCOME....................         617,854     16,614,969
                                            ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................         674,034            (76)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     163,127,296     82,609,085
                                            ------------    -----------
    Net gain (loss) on investments......     163,801,330     82,609,009
                                            ------------    -----------
    Net increase in net assets resulting
     from operations....................    $160,996,856    $96,853,863
                                            ============    ===========

  *  From inception, May 11, 1999 to December 31, 1999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ------------------------------------------------- SA-12
               -------------------------------------------------

--------------------------------------------------------------------------------

                                                                                      MENTOR VIP         MENTOR VIP
                                            GLOBAL         HIGH       GROWTH AND    CAPITAL GROWTH       PERPETUAL
                                         LEADERS FUND   YIELD FUND    INCOME FUND        FUND        INTERNATIONAL FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
                                         ------------   -----------   -----------   --------------   ------------------
INVESTMENT INCOME:
  Dividends............................. $   150,490    $1,359,521    $   347,049      $  2,097           $--
EXPENSES:
  Mortality and expense undertakings....    (440,649)     (195,616)      (683,916)      (19,998)           (20,341)
                                         -----------    ----------    -----------      --------           --------
    Net investment (loss) income........    (290,159)    1,163,905       (336,867)      (17,901)           (20,341)
                                         -----------    ----------    -----------      --------           --------
CAPITAL GAINS INCOME....................     539,412         2,165        799,084         2,428              1,053
                                         -----------    ----------    -----------      --------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................      12,511        (9,962)        (7,190)        9,551              7,458
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................  23,328,310      (859,225)    13,132,965        91,216            574,300
                                         -----------    ----------    -----------      --------           --------
    Net gain (loss) on investments......  23,340,821      (869,187)    13,125,775       100,767            581,758
                                         -----------    ----------    -----------      --------           --------
    Net increase in net assets resulting
     from operations.................... $23,590,074    $  296,883    $13,587,992      $ 85,294           $562,470
                                         ===========    ==========    ===========      ========           ========

                                          MENTOR VIP                     MERRILL LYNCH
                                            GROWTH      MERCURY VI US    GLOBAL GROWTH
                                             FUND       LARGE CAP FUND    FOCUS FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT*    SUB-ACCOUNT*
                                          -----------   --------------   -------------
INVESTMENT INCOME:
  Dividends.............................   $  1,072          $ 27           $  576
EXPENSES:
  Mortality and expense undertakings....     (9,090)           (8)             (45)
                                           --------          ----           ------
    Net investment (loss) income........     (8,018)           19              531
                                           --------          ----           ------
CAPITAL GAINS INCOME....................     --                21              563
                                           --------          ----           ------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................     (7,232)       --               --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    158,548           376            3,949
                                           --------          ----           ------
    Net gain (loss) on investments......    151,316           376            3,949
                                           --------          ----           ------
    Net increase in net assets resulting
     from operations....................   $143,298          $416           $5,043
                                           ========          ====           ======

  *  From inception, May 11, 1999 to December 31, 1999

            ------------------------------------------------- SA-13
               -------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND        STOCK FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------
OPERATIONS:
  Net investment income (loss)..........    $ 19,074,823    $  (17,883,154)
  Capital gains income..................       2,910,226       297,745,384
  Net realized gain (loss) on security
   transactions.........................          58,228           170,224
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     (36,187,007)      402,196,558
                                            ------------    --------------
  Net (decrease) increase in net assets
   resulting from operations............     (14,143,730)      682,229,012
                                            ------------    --------------
UNIT TRANSACTIONS:
  Purchases.............................      40,898,140       423,849,947
  Net transfers.........................      40,556,582       426,490,471
  Surrenders for benefit payments and
   fees.................................     (31,895,263)     (201,860,525)
  Net annuity transactions..............         434,093         7,775,030
                                            ------------    --------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....      49,993,552       656,254,923
                                            ------------    --------------
  Net increase in net assets............      35,849,822     1,338,483,935
NET ASSETS:
  Beginning of period...................     411,256,508     3,372,330,348
                                            ------------    --------------
  End of period.........................    $447,106,330    $4,710,814,283
                                            ============    ==============

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                             BOND FUND        STOCK FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------
OPERATIONS:
  Net investment income (loss)..........    $ 15,464,795    $   (7,691,830)
  Capital gains income..................         --             76,061,613
  Net realized (loss) gain on security
   transactions.........................          (5,587)       (1,418,674)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       5,072,560       663,245,884
                                            ------------    --------------
  Net increase in net assets resulting
   from operations......................      20,531,768       730,196,993
                                            ------------    --------------
UNIT TRANSACTIONS:
  Purchases.............................      58,804,116       385,880,357
  Net transfers.........................     123,611,549       325,699,308
  Surrenders for benefit payments and
   fees.................................     (20,698,247)     (105,089,407)
  Net annuity transactions..............         632,000         6,055,572
                                            ------------    --------------
  Net increase in net assets resulting
   from unit transactions...............     162,349,418       612,545,830
                                            ------------    --------------
  Net increase in net assets............     182,881,186     1,342,742,823
NET ASSETS:
  Beginning of period...................     228,375,322     2,029,587,525
                                            ------------    --------------
  End of period.........................    $411,256,508    $3,372,330,348
                                            ============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ------------------------------------------------- SA-14
               -------------------------------------------------

--------------------------------------------------------------------------------

                                            MONEY                             CAPITAL           MORTGAGE
                                         MARKET FUND    ADVISERS FUND    APPRECIATION FUND   SECURITIES FUND     INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                         ------------   --------------   -----------------   ---------------   --------------
OPERATIONS:
  Net investment income (loss).......... $ 15,704,443   $   67,216,961    $  (28,649,126)     $  5,335,857     $   (1,282,533)
  Capital gains income..................        8,648      473,055,258       188,426,299          --               13,517,068
  Net realized gain (loss) on security
   transactions.........................      --                78,597          (457,576)          (16,786)            53,550
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      --            22,727,549       892,664,508        (5,088,216)       153,057,340
                                         ------------   --------------    --------------      ------------     --------------
  Net (decrease) increase in net assets
   resulting from operations............   15,713,091      563,078,365     1,051,984,105           230,855        165,345,425
                                         ------------   --------------    --------------      ------------     --------------
UNIT TRANSACTIONS:
  Purchases.............................  121,514,425      553,278,445       204,353,783        10,455,451        117,361,306
  Net transfers.........................  199,660,729      726,127,643       142,107,778        13,740,703        116,603,220
  Surrenders for benefit payments and
   fees................................. (136,368,048)    (395,371,857)     (170,334,783)      (11,130,292)       (45,795,636)
  Net annuity transactions..............    2,186,026        8,508,756         1,937,989           283,866          1,387,602
                                         ------------   --------------    --------------      ------------     --------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....  186,993,132      892,542,987       178,064,767        13,349,728        189,556,492
                                         ------------   --------------    --------------      ------------     --------------
  Net increase in net assets............  202,706,223    1,455,621,352     1,230,048,872        13,580,583        354,901,917
NET ASSETS:
  Beginning of period...................  345,739,755    5,559,973,241     2,866,492,051       108,954,254        762,436,077
                                         ------------   --------------    --------------      ------------     --------------
  End of period......................... $548,445,978   $7,015,594,593    $4,096,540,923      $122,534,837     $1,117,337,994
                                         ============   ==============    ==============      ============     ==============

                                            INTERNATIONAL       DIVIDEND AND    INTERNATIONAL
                                          OPPORTUNITIES FUND    GROWTH FUND     ADVISERS FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                          ------------------   --------------   -------------
OPERATIONS:
  Net investment income (loss)..........     $   (376,581)     $    7,637,646   $  2,020,890
  Capital gains income..................        --                 73,317,212        --
  Net realized gain (loss) on security
   transactions.........................        6,651,839            (442,117)        39,305
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      245,333,665          (4,845,420)    44,681,650
                                             ------------      --------------   ------------
  Net (decrease) increase in net assets
   resulting from operations............      251,608,923          75,667,321     46,741,845
                                             ------------      --------------   ------------
UNIT TRANSACTIONS:
  Purchases.............................       28,399,437         122,792,647     18,919,242
  Net transfers.........................       (2,401,768)         54,502,249     17,826,840
  Surrenders for benefit payments and
   fees.................................      (36,408,990)        (94,489,028)   (10,676,542)
  Net annuity transactions..............          782,800           1,856,944        281,999
                                             ------------      --------------   ------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....       (9,628,521)         84,662,812     26,351,539
                                             ------------      --------------   ------------
  Net increase in net assets............      241,980,402         160,330,133     73,093,384
NET ASSETS:
  Beginning of period...................      658,450,752       1,824,407,052    201,156,207
                                             ------------      --------------   ------------
  End of period.........................     $900,431,154      $1,984,737,185   $274,249,591
                                             ============      ==============   ============

                                            MONEY                             CAPITAL           MORTGAGE
                                         MARKET FUND    ADVISERS FUND    APPRECIATION FUND   SECURITIES FUND     INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                         ------------   --------------   -----------------   ---------------   --------------
OPERATIONS:
  Net investment income (loss).......... $  9,775,262   $   53,393,050    $  (16,365,803)     $  5,495,664     $   (1,160,481)
  Capital gains income..................      --           130,454,479       150,932,848          --               11,566,682
  Net realized (loss) gain on security
   transactions.........................      --              (287,760)       (3,541,507)            1,531           (301,028)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................      --           750,363,179       201,102,863          (691,300)       129,513,479
                                         ------------   --------------    --------------      ------------     --------------
  Net increase in net assets resulting
   from operations......................    9,775,262      933,922,948       332,128,401         4,805,895        139,618,652
                                         ------------   --------------    --------------      ------------     --------------
UNIT TRANSACTIONS:
  Purchases.............................   75,815,780      600,914,213       285,756,586         9,674,424        107,850,968
  Net transfers.........................  120,297,377      671,280,081       116,427,127        20,420,247         98,345,205
  Surrenders for benefit payments and
   fees.................................  (60,700,173)    (226,423,137)     (108,713,408)       (6,506,845)       (22,295,418)
  Net annuity transactions..............      717,935        4,552,594         2,969,562           225,614          1,399,655
                                         ------------   --------------    --------------      ------------     --------------
  Net increase in net assets resulting
   from unit transactions...............  136,130,919    1,050,323,751       296,439,867        23,813,440        185,300,410
                                         ------------   --------------    --------------      ------------     --------------
  Net increase in net assets............  145,906,181    1,984,246,699       628,568,268        28,619,335        324,919,062
NET ASSETS:
  Beginning of period...................  199,833,574    3,575,726,542     2,237,923,783        80,334,919        437,517,015
                                         ------------   --------------    --------------      ------------     --------------
  End of period......................... $345,739,755   $5,559,973,241    $2,866,492,051      $108,954,254     $  762,436,077
                                         ============   ==============    ==============      ============     ==============

                                            INTERNATIONAL       DIVIDEND AND    INTERNATIONAL
                                          OPPORTUNITIES FUND    GROWTH FUND     ADVISERS FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                          ------------------   --------------   --------------
OPERATIONS:
  Net investment income (loss)..........     $    668,487      $    9,816,261   $  14,628,419
  Capital gains income..................       39,050,857          44,842,140       4,004,303
  Net realized (loss) gain on security
   transactions.........................       (1,485,356)           (541,832)         13,013
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       27,913,220         151,447,604        (335,247)
                                             ------------      --------------   -------------
  Net increase in net assets resulting
   from operations......................       66,147,208         205,564,173      18,310,488
                                             ------------      --------------   -------------
UNIT TRANSACTIONS:
  Purchases.............................       39,589,829         264,852,722      23,124,347
  Net transfers.........................       (4,225,169)        249,782,849      22,048,417
  Surrenders for benefit payments and
   fees.................................      (26,163,417)        (61,426,410)     (7,181,403)
  Net annuity transactions..............          434,251           2,178,448          67,952
                                             ------------      --------------   -------------
  Net increase in net assets resulting
   from unit transactions...............        9,635,494         455,387,609      38,059,313
                                             ------------      --------------   -------------
  Net increase in net assets............       75,782,702         660,951,782      56,369,801
NET ASSETS:
  Beginning of period...................      582,668,050       1,163,455,270     144,786,406
                                             ------------      --------------   -------------
  End of period.........................     $658,450,752      $1,824,407,052   $ 201,156,207
                                             ============      ==============   =============

            ------------------------------------------------- SA-15
               -------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SMALL           MIDCAP
                                            COMPANY FUND        FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
OPERATIONS:
  Net investment (loss) income..........    $(3,422,328)    $ (2,370,115)
  Capital gains income..................        617,854       16,614,969
  Net realized gain (loss) on security
   transactions.........................        674,034              (76)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    163,127,296       82,609,085
                                            ------------    ------------
  Net increase in net assets resulting
   from operations......................    160,996,856       96,853,863
                                            ------------    ------------
UNIT TRANSACTIONS:
Purchases...............................     31,132,986       54,146,905
Net transfers...........................     67,507,616      159,587,148
Surrenders for benefit payments and
 fees...................................    (12,711,095)      (8,059,665)
Net annuity transactions................      1,448,874          819,581
                                            ------------    ------------
Net increase in net assets resulting
 from unit transactions.................     87,378,381      206,493,969
                                            ------------    ------------
Net increase in net assets..............    248,375,237     $303,347,832
NET ASSETS:
  Beginning of period...................    215,601,809       90,844,727
                                            ------------    ------------
  End of period.........................    $463,977,046    $394,192,559
                                            ============    ============

***  From inception, May 11, 1999 to December 31, 1999

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                               SMALL           MIDCAP
                                            COMPANY FUND        FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
OPERATIONS:
  Net investment (loss) income..........    $(2,126,815)    $   (602,824)
  Capital gains income..................      2,433,792          --
  Net realized (loss) gain on security
   transactions.........................        (74,920)          (2,834)
  Net unrealized appreciation of
   investments during the period........     17,782,782       13,252,169
                                            ------------    ------------
  Net increase in net assets resulting
   from operations......................     18,014,839       12,646,511
                                            ------------    ------------
UNIT TRANSACTIONS:
Purchases...............................     37,657,549       28,291,639
Net transfers...........................     31,192,792       36,483,561
Surrenders for benefit payments and
 fees...................................     (6,343,764)      (1,424,845)
Net annuity transactions................        298,211          109,553
                                            ------------    ------------
Net increase in net assets resulting
 from unit transactions.................     62,804,788       63,459,908
                                            ------------    ------------
Net increase in net assets..............     80,819,627       76,106,419
NET ASSETS:
  Beginning of period...................    134,782,182       14,738,308
                                            ------------    ------------
  End of period.........................    $215,601,809    $ 90,844,727
                                            ============    ============

  *  From inception, June 1, 1998 to December 31, 1998
 **  From inception, September 30, 1998 to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            ------------------------------------------------- SA-16
               -------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       MENTOR VIP     MENTOR VIP PERPETUAL
                                            GLOBAL         HIGH        GROWTH AND    CAPITAL GROWTH      INTERNATIONAL
                                         LEADERS FUND   YIELD FUND    INCOME FUND         FUND                FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT
                                         ------------   -----------   ------------   --------------   --------------------
OPERATIONS:
  Net investment (loss) income.......... $   (290,159)  $ 1,163,905   $   (336,867)    $  (17,901)         $  (20,341)
  Capital gains income..................      539,412         2,165        799,084          2,428               1,053
  Net realized gain (loss) on security
   transactions.........................       12,511        (9,962)        (7,190)         9,551               7,458
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................   23,328,310      (859,225)    13,132,965         91,216             574,300
                                         ------------   -----------   ------------     ----------          ----------
  Net increase in net assets resulting
   from operations......................   23,590,074       296,883     13,587,992         85,294             562,470
                                         ------------   -----------   ------------     ----------          ----------
UNIT TRANSACTIONS:
Purchases...............................   21,579,201     7,629,629     32,753,873         46,506              94,565
Net transfers...........................   72,852,417    15,016,945     70,693,683        177,612             568,196
Surrenders for benefit payments and
 fees...................................   (1,320,605)     (979,313)    (2,805,059)      (199,015)           (155,582)
Net annuity transactions................       90,872        76,676        192,208        --                --
                                         ------------   -----------   ------------     ----------          ----------
Net increase in net assets resulting
 from unit transactions.................   93,201,885    21,743,937    100,834,705         25,103             507,179
                                         ------------   -----------   ------------     ----------          ----------
Net increase in net assets..............  116,791,959    22,040,820    114,422,697        110,397           1,069,649
NET ASSETS:
  Beginning of period...................    1,199,763     2,423,654     15,244,948      1,470,368           1,012,987
                                         ------------   -----------   ------------     ----------          ----------
  End of period......................... $117,991,722   $24,464,474   $129,667,645     $1,580,765          $2,082,636
                                         ============   ===========   ============     ==========          ==========

                                                                         MERRILL LYNCH
                                          MENTOR VIP    MERCURY VI US    GLOBAL GROWTH
                                          GROWTH FUND   LARGE CAP FUND     FOCUS FUND
                                          SUB-ACCOUNT   SUB-ACCOUNT***   SUB-ACCOUNT***
                                          -----------   --------------   --------------
OPERATIONS:
  Net investment (loss) income..........   $ (8,018)       $    19          $   531
  Capital gains income..................     --                 21              563
  Net realized gain (loss) on security
   transactions.........................     (7,232)        --               --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    158,548            376            3,949
                                           --------        -------          -------
  Net increase in net assets resulting
   from operations......................    143,298            416            5,043
                                           --------        -------          -------
UNIT TRANSACTIONS:
Purchases...............................     19,924          2,499           82,968
Net transfers...........................    179,242         11,190            7,393
Surrenders for benefit payments and
 fees...................................    (44,998)        --                   (1)
Net annuity transactions................      1,932         --               --
                                           --------        -------          -------
Net increase in net assets resulting
 from unit transactions.................    156,100         13,689           90,360
                                           --------        -------          -------
Net increase in net assets..............    299,398         14,105           95,403
NET ASSETS:
  Beginning of period...................    591,672         --               --
                                           --------        -------          -------
  End of period.........................   $891,070        $14,105          $95,403
                                           ========        =======          =======

                                            GLOBAL           HIGH         GROWTH AND      MENTOR VIP     MENTOR VIP PERPETUAL
                                         LEADERS FUND     YIELD FUND     INCOME FUND    CAPITAL GROWTH      INTERNATIONAL
                                         SUB-ACCOUNT**   SUB-ACCOUNT**   SUB-ACCOUNT*    SUB-ACCOUNT         SUB-ACCOUNT
                                         -------------   -------------   ------------   --------------   --------------------
OPERATIONS:
  Net investment (loss) income.......... $        128     $    39,679    $     13,479     $   (3,951)         $   (3,170)
  Capital gains income..................       29,044         --              --             --                --
  Net realized (loss) gain on security
   transactions.........................       (3,023)         (1,553)            140             55                  38
  Net unrealized appreciation of
   investments during the period........       52,419          14,002       1,906,801        118,168              47,507
                                         ------------     -----------    ------------     ----------          ----------
  Net increase in net assets resulting
   from operations......................       78,568          52,128       1,920,420        114,272              44,375
                                         ------------     -----------    ------------     ----------          ----------
UNIT TRANSACTIONS:
Purchases...............................      463,522         815,158       5,482,553         92,146              38,705
Net transfers...........................      657,728       1,561,354       7,951,308      1,266,689             937,906
Surrenders for benefit payments and
 fees...................................          (55)         (4,986)       (109,333)        (2,739)             (7,999)
Net annuity transactions................      --              --              --             --                --
                                         ------------     -----------    ------------     ----------          ----------
Net increase in net assets resulting
 from unit transactions.................    1,121,195       2,371,526      13,324,528      1,356,096             968,612
                                         ------------     -----------    ------------     ----------          ----------
Net increase in net assets..............    1,199,763       2,423,654      15,244,948      1,470,368           1,012,987
NET ASSETS:
  Beginning of period...................      --              --              --             --                --
                                         ------------     -----------    ------------     ----------          ----------
  End of period......................... $  1,199,763     $ 2,423,654    $ 15,244,948     $1,470,368          $1,012,987
                                         ============     ===========    ============     ==========          ==========

                                          MENTOR VIP
                                            GROWTH
                                          SUB-ACCOUNT
                                          -----------
OPERATIONS:
  Net investment (loss) income..........   $ (2,316)
  Capital gains income..................     --
  Net realized (loss) gain on security
   transactions.........................          2
  Net unrealized appreciation of
   investments during the period........     56,433
                                           --------
  Net increase in net assets resulting
   from operations......................     54,119
                                           --------
UNIT TRANSACTIONS:
Purchases...............................     39,810
Net transfers...........................    497,486
Surrenders for benefit payments and
 fees...................................        257
Net annuity transactions................     --
                                           --------
Net increase in net assets resulting
 from unit transactions.................    537,553
                                           --------
Net increase in net assets..............    591,672
NET ASSETS:
  Beginning of period...................     --
                                           --------
  End of period.........................   $591,672
                                           ========

  *  From inception, June 1, 1998 to December 31, 1998
 **  From inception, September 30, 1998 to December 31, 1998

            ------------------------------------------------- SA-17
               -------------------------------------------------

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts on a monthly basis, as decribed below:

   a) MORTALITY AND EXPENSE RISK CHARGE--The Company, will make deductions at a maximum annual rate of 1.25% of the contract's value for the mortality and expense risks which the Company undertakes.

   b) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

   c) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

_____________________________________ SA-18 ____________________________________

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
              ----------------------------------------------------

To the Board of Directors of
Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 2 of notes to statutory financial statements. When financial statements are presented for purposes other than for filing with a regulatory agency, auditing standards generally accepted in the United States require that an auditors' report on them state whether they are presented in conformity with accounting principles generally accepted in the United States. The accounting practices used by the Company vary from accounting principles generally accepted in the United States as explained and quantified in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with statutory accounting practices as described in Note 2.


Hartford, Connecticut
January 31, 2000                                             ARTHUR ANDERSEN LLP

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 BALANCE SHEETS
                               (STATUTORY BASIS)
                                     ($000)
            --------------------------------------------------------

                                                                        AS OF DECEMBER 31,
------------------------------------------------------------------------------------------------
                                                                      1999              1998
------------------------------------------------------------------------------------------------
ASSETS
  Bonds                                                            $ 1,465,815       $ 1,453,792
  Common stocks                                                         42,430            40,650
  Mortgage loans                                                        63,784            59,548
  Policy loans                                                          59,429            47,212
  Cash and short-term investments                                      267,579           469,955
------------------------------------------------------------------------------------------------
  Other invested assets                                                  2,892             2,188
------------------------------------------------------------------------------------------------
  Total cash and invested assets                                     1,901,929         2,073,345
  Investment income due and accrued                                     21,069            20,126
  Other assets                                                          39,576            45,691
  Separate account assets                                           44,865,042        32,876,278
------------------------------------------------------------------------------------------------
                                                TOTAL ASSETS       $46,827,616       $35,015,440
------------------------------------------------------------------------------------------------
LIABILITIES
  Aggregate reserves for future benefits                           $   591,621       $   579,140
  Policy and contract claim liabilities                                  7,677             5,667
  Liability for premium and other deposit funds                      1,969,262         2,011,672
  Asset valuation reserve                                                4,935            21,782
  Payable to affiliates                                                 14,084            19,271
  Accrued expense allowances and other amounts due from
   separate accounts                                                (1,377,927)       (1,173,513)
  Remittances and items not allocated                                  111,582            87,449
  Other liabilities                                                    118,464           111,182
  Separate account liabilities                                      44,865,042        32,876,278
------------------------------------------------------------------------------------------------
                                           TOTAL LIABILITIES        46,304,740        34,538,928
------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS
  Common stock                                                           2,500             2,500
  Gross paid-in and contributed surplus                                226,043           226,043
  Unassigned funds                                                     294,333           247,969
------------------------------------------------------------------------------------------------
                                   TOTAL CAPITAL AND SURPLUS           522,876           476,512
------------------------------------------------------------------------------------------------
                      TOTAL LIABILITIES, CAPITAL AND SURPLUS       $46,827,616       $35,015,440
------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of these statutory basis financial statements.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)
                                     ($000)
            --------------------------------------------------------

                                                                     FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
                                                                      1999         1998         1997
-------------------------------------------------------------------------------------------------------
REVENUES
  Premiums and annuity considerations                              $  621,789   $  469,343   $  296,645
  Annuity and other fund deposits                                   2,991,363    2,051,251    1,981,246
  Net investment income                                               122,322      129,982      102,285
  Commissions and expense allowances on reinsurance ceded             379,905      444,241      396,921
  Reserve adjustment on reinsurance ceded                           1,411,342    3,185,590    3,672,076
  Fee income                                                          647,565      448,260      290,675
  Other revenues                                                          842        9,930       (2,043)
-------------------------------------------------------------------------------------------------------
                                              TOTAL REVENUES        6,175,128    6,738,597    6,737,805
-------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Death and annuity benefits                                           47,372       43,152       65,961
  Disability and other benefits                                         6,270        6,352        7,532
  Surrenders and other fund withdrawals                             1,250,813      739,663      454,417
  Commissions                                                         467,338      435,994      470,334
  Increase (Decrease) in aggregate reserves for future
   benefits                                                            12,481      (10,711)      33,213
  (Decrease) Increase in liability for premium and other
   deposit funds                                                      (47,852)     218,642      640,840
  General insurance expenses                                          192,196      190,979       77,237
  Net transfers to separate accounts                                4,160,501    4,956,007    4,914,980
  Other expenses                                                       35,385       22,091       15,671
-------------------------------------------------------------------------------------------------------
                                 TOTAL BENEFITS AND EXPENSES        6,124,504    6,602,169    6,680,185
-------------------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS
  Before federal income tax (benefit) expense                          50,624      136,428       57,620
  Federal income tax (benefit) expense                                (10,231)      35,887      (14,878)
-------------------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                               60,855      100,541       72,498
  Net realized capital (losses) gains, after tax                      (36,428)       2,085        1,544
-------------------------------------------------------------------------------------------------------
                                                  NET INCOME       $   24,427   $  102,626   $   74,042
-------------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of these statutory basis financial statements.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)
                                     ($000)
            --------------------------------------------------------


                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                                     1999       1998       1997
-------------------------------------------------------------------------------------------------
COMMON STOCK
  Beginning and end of year                                        $  2,500   $  2,500   $  2,500
-------------------------------------------------------------------------------------------------
GROSS PAID-IN AND CONTRIBUTED SURPLUS
  Beginning and end of year                                         226,043    226,043    226,043
-------------------------------------------------------------------------------------------------
UNASSIGNED FUNDS
  Balance, beginning of year                                        247,969    143,257     74,570
  Net income                                                         24,427    102,626     74,042
  Change in net unrealized capital gains on common stocks
   and other invested assets                                          2,258      1,688      2,186
  Change in asset valuation reserve                                  16,847     (8,112)    (6,228)
  Change in non-admitted assets                                       6,557     (1,277)    (1,313)
  Credit on reinsurance ceded                                        (3,725)     9,787         --
-------------------------------------------------------------------------------------------------
  Balance, end of year                                              294,333    247,969    143,257
-------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS,
  End of year                                                      $522,876   $476,512   $371,800
-------------------------------------------------------------------------------------------------


 The accompanying notes are an integral part of these statutory basis financial statements.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)
                                     ($000)
            --------------------------------------------------------

                                                                     FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
                                                                      1999         1998         1997
-------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Premiums and annuity considerations                              $3,613,217   $2,520,655   $2,277,874
  Net investment income                                               122,998      127,425      101,991
  Fee income                                                          647,565      448,260      290,675
  Other income                                                      1,799,323    3,644,704    4,091,043
-------------------------------------------------------------------------------------------------------
    Total income                                                    6,183,103    6,741,044    6,761,583
-------------------------------------------------------------------------------------------------------
  Benefits paid                                                     1,303,801      790,051      529,733
  Federal income tax (recoveries) payments                             (8,815)      25,780      (14,499)
  Net transfers to separate accounts                                4,364,914    5,222,144    5,199,354
  Other expenses                                                      669,525      626,240      547,692
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                     6,329,425    6,664,215    6,262,280
-------------------------------------------------------------------------------------------------------
        NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES         (146,322)      76,829      499,303
-------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD
  Bonds                                                               753,358      633,926      614,413
  Common stocks                                                           939       34,010       11,481
  Mortgage loans                                                       53,704       85,275           --
  Other                                                                 1,490       19,990          152
-------------------------------------------------------------------------------------------------------
                                     NET INVESTMENT PROCEEDS          809,491      773,201      626,046
-------------------------------------------------------------------------------------------------------
  COST OF INVESTMENTS ACQUIRED
  Bonds                                                               804,947      586,913      848,267
  Common stocks                                                           464        7,012       28,302
  Mortgage loans                                                       57,665       59,702       85,103
  Other                                                                14,211       11,847       26,227
-------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS ACQUIRED          877,287      665,474      987,899
-------------------------------------------------------------------------------------------------------
        NET CASH (USED FOR) PROVIDED BY INVESTING ACTIVITIES       $  (67,796)  $  107,727   $ (361,853)
-------------------------------------------------------------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
  Net other cash provided (used)                                       11,742      (24,033)      (4,848)
-------------------------------------------------------------------------------------------------------
                   NET CASH PROVIDED BY (USED FOR) FINANCING
                                AND MISCELLANEOUS ACTIVITIES           11,742      (24,033)      (4,848)
-------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and short-term investments           (202,376)     160,523      132,602
Cash and short-term investments, beginning of year                    469,955      309,432      176,830
-------------------------------------------------------------------------------------------------------
                CASH AND SHORT-TERM INVESTMENTS, END OF YEAR       $  267,579   $  469,955   $  309,432
-------------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of these statutory basis financial statements.

NOTES TO FINANCIAL STATEMENTS
(STATUTORY BASIS)
DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

Hartford Life and Annuity Insurance Company (the "Company") is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing approximately 18.6% of the equity ownership of HLI.

In 1998, the Company changed its name to Hartford Life and Annuity Insurance Company from ITT Hartford Life and Annuity Insurance Company.

The Company offers a complete line of fixed and variable annuities, as well as variable, universal and traditional individual life insurance.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

The accompanying statutory basis financial statements of the Company were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance. Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Current prescribed statutory accounting practices include accounting publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass accounting practices approved by state insurance departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

STATUTORY ACCOUNTING PRACTICES VERSUS GAAP

Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life and gross profit stream of the policy for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. When policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP;

(4) providing for income taxes based on current taxable income only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes or required under GAAP;

(5) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the balance sheet for statutory purposes by directly charging surplus;

(6) the calculation of post retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas for statutory accounting, the obligation is being recognized ratably over a 20 year period;

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;


(9) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity," "available-for-sale" or "trading," based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as available-for-sale and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity; as well as the change in the basis of the Company's other invested assets, which consist primarily of limited partnership investments, which is recognized as income under GAAP and as a change in surplus under statutory accounting; and


(10) statutory accounting calculates separate account liabilities using prescribed actuarial methodologies, which approximate the market value of separate account assets less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis balance sheet, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities are held at fair value.

As of and for the years ended December 31, the significant differences between Statutory and GAAP basis net income and capital and surplus for the Company are as follows:


                                         1999          1998          1997
                                     ----------------------------------------
GAAP Net Income                      $    75,654   $    74,525   $    58,050
Deferral and amortization of policy
 acquisition costs, net                 (272,171)     (331,882)     (345,657)
Change in unearned revenue reserve       (64,915)       23,118         4,058
Deferred taxes                            57,833         2,476        47,092
Separate account expense allowance       214,388       259,287       282,818
Asset impairments and write-downs        (17,250)       17,250            --
Benefit reserve adjustment                11,491         5,360        24,666
Gain on commutation of reinsurance
 (Note 4)                                     --        52,026            --
Prepaid reinsurance premium               (3,524)           --            --
Statutory voluntary reserve               (6,286)           --            --
Other, net                                29,207           466         3,015
                                     ----------------------------------------
               STATUTORY NET INCOME  $    24,427   $   102,626   $    74,042
                                     ----------------------------------------
GAAP Stockholder's Equity            $   676,428   $   648,097   $   570,469
Deferred policy acquisition costs     (1,887,824)   (1,615,653)   (1,283,771)
Unearned revenue reserve                  95,965       160,951       134,789
Deferred taxes                           122,105        68,936        64,522
Separate account expense allowance     1,398,030     1,183,642       924,355
Asset impairments and write-downs             --        17,250            --
Unrealized losses (gains) on
 investments                              26,292       (24,955)      (21,451)
Benefit reserve adjustment                81,111        69,233        16,378
Asset valuation reserve                   (4,935)      (21,782)      (13,670)
Adjustment relating to Lyndon
 contribution (Note 4)                        --            --       (23,671)
Prepaid reinsurance premium               (7,728)       (4,204)           --
Statutory voluntary reserve               (6,286)           --            --
Other, net                                29,718        (5,003)        3,850
                                     ----------------------------------------
      STATUTORY CAPITAL AND SURPLUS  $   522,876   $   476,512   $   371,800
                                     ----------------------------------------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from

2.5% to 8.75% and using the Commissioners Annuity Reserve Valuation Method ("CARVM").

The Company has established separate accounts to segregate the assets and liabilities of certain life insurance and annuity contracts that must be segregated from the Company's general assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at market value. Premiums, benefits and expenses of these contracts are reported in the statutory basis statements of operations.

An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 1999 (including general and separate account liabilities) is as follows:

                                                                             % of
                                                                 Amount     Total
                                                              --------------------
Subject to discretionary withdrawal:
                                                              --------------------
With market value adjustment                                  $     4,564      0.0%
At book value less current surrender charge of 5% or more       1,427,302      3.2%
At market value                                                42,431,996     95.4%
                                                              --------------------
Total with adjustment or at market value                       43,863,862     98.6%

At book value without adjustment (minimal or no charge or
 adjustment):                                                     573,583      1.3%

Not subject to discretionary withdrawal:                           34,816      0.1%
                                                              --------------------
Total, gross                                                   44,472,261    100.0%
Reinsurance ceded                                                      --
                                                              ------------
Total, net                                                    $44,472,261
                                                              ------------

INVESTMENTS

Investments in bonds are carried at amortized cost. Bonds that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a reduction in the value of a security is deemed to be unrecoverable, the decline in value is reported as a realized loss and the carrying value is adjusted accordingly. Short-term investments consist of money market funds and are stated at cost, which approximates fair value. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Mortgage loans, which are carried at cost and approximate fair value, include investments in assets backed by mortgage loan pools. Other invested assets are generally recorded at fair value.

The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $4,935 and $21,782 as of December 31, 1999 and 1998, respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond or mortgage sold. The IMR balance as of December 31, 1999 is an asset balance of $981 and is reflected as a component of non-admitted assets in Unassigned Funds in accordance with statutory accounting practices. The IMR balance as of December 31, 1998 is a liability balance of $452 and is reflected as an other liability. The net capital (losses) gains transferred to the IMR in 1999, 1998 and 1997 were $(1,255), $852 and $(719), respectively. The amount of income (expense) amortized from the IMR in 1999, 1998 and 1997 included in the Company's Statements of Operations, was $178, $(207), and $(85), respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

CODIFICATION

The NAIC adopted the Codification of Statutory Accounting Principles in March 1998. The proposed effective date for this statutory accounting guidance is January 1, 2001. It is expected that Connecticut, the Company's domiciliary state, will adopt these accounting standards and, therefore, the Company will make the necessary accounting and reporting changes required for implementation. The Company has not yet determined the impact that these new accounting standards will have on its statutory basis financial statements.

3. INVESTMENTS:

  (a) COMPONENTS OF NET INVESTMENT INCOME

                                                                1999       1998      1997
                                                              -----------------------------
Interest income from bonds and short-term investments         $113,646   $123,370   $100,475
Interest income from policy loans                                3,494      3,133     1,958
Interest and dividends from other investments                    6,371      4,482     1,005
                                                              -----------------------------
Gross investment income                                        123,511    130,985   103,438
Less: investment expenses                                        1,189      1,003     1,153
                                                              -----------------------------
                                       NET INVESTMENT INCOME  $122,322   $129,982   $102,285
                                                              -----------------------------

  (b) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON BONDS AND SHORT-TERM INVESTMENTS

                                                                1999       1998      1997
                                                              -----------------------------
Gross unrealized capital gains                                $    561   $ 10,905   $23,357
Gross unrealized capital losses                                 (6,441)      (833)   (1,906)
                                                              -----------------------------
Net unrealized capital (losses) gains                           (5,880)    10,072    21,451
Balance, beginning of year                                      10,072     21,451     7,979
                                                              -----------------------------
CHANGE IN NET UNREALIZED CAPITAL (LOSSES) GAINS ON BONDS AND
                                      SHORT-TERM INVESTMENTS  $(15,952)  $(11,379)  $13,472
                                                              -----------------------------

  (c) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                                               1999     1998      1997
                                                              --------------------------
Gross unrealized capital gains                                $2,508   $ 2,204   $   537
Gross unrealized capital losses                                  (24)   (1,871)   (1,820)
                                                              --------------------------
Net unrealized capital gains (losses)                          2,484       333    (1,283)
Balance, beginning of year                                       333    (1,283)   (3,447)
                                                              --------------------------
     CHANGE IN NET UNREALIZED CAPITAL GAINS ON COMMON STOCKS  $2,151   $ 1,616   $ 2,164
                                                              --------------------------

  (d) COMPONENTS OF NET REALIZED CAPITAL (LOSSES) GAINS

                                                                1999      1998     1997
                                                              --------------------------
Bonds and short-term investments                              $(37,959)  $1,314   $ (120)
Common stocks                                                      104    1,624      421
Other invested assets                                              172       (1)    (307)
                                                              --------------------------
Realized capital (losses) gains                                (37,683)   2,937       (6)
Capital gains benefit                                               --       --     (831)
                                                              --------------------------
Net realized capital (losses) gains                            (37,683)   2,937      825
Less: amounts transferred to the IMR                            (1,255)     852     (719)
                                                              --------------------------
                         NET REALIZED CAPITAL (LOSSES) GAINS  $(36,428)  $2,085   $1,544
                                                              --------------------------

Sales and maturities of investments in bonds and short-term investments for the years ended December 31, 1999, 1998 and 1997 resulted in proceeds of $1,367,027, $1,354,563 and $1,435,820, gross realized capital gains of $1,106, $1,705, and
$964 and gross realized capital losses of $39,065, $391, and $1,084, respectively, before transfers to the IMR. Sale of common stocks for the years ended December 31, 1999, 1998 and 1997 resulted in proceeds of $939, $33,088, and $10,168, gross realized capital gains of $115, $1,688, and $421 and gross realized capital losses of $11, $64, and $0, respectively.

  (e) DERIVATIVE INVESTMENTS

The Company had no significant derivative holdings as of December 31, 1999, 1998 or 1997.

  (f) CONCENTRATION OF CREDIT RISK

Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentrations of credit risk in fixed maturities of a single issuer greater than 10% of capital and surplus as of December 31, 1999.

  (g) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                                                        1999
                                                                   ----------------------------------------------
                                                                                 Gross       Gross
                                                                   Amortized   Unrealized  Unrealized  Estimated
                                                                      Cost       Gains       Losses    Fair Value
                                                                   ----------------------------------------------
U.S. government and government agencies and authorities:
  -- Guaranteed and sponsored                                      $    4,768     $  1      $   (37)   $    4,732
  -- Guaranteed and sponsored -- asset backed                         170,746       --           --       170,746
  States, municipalities and political subdivisions                    10,401       --          (48)       10,353
  International governments                                             7,351       94          (15)        7,430
  Public utilities                                                     18,413       92          (73)       18,432
  All other corporate -- excluding asset-backed                       592,233      374       (6,194)      586,413
  All other corporate -- asset-backed                                 539,688       --           --       539,688
  Short-term investments                                              228,105       --           --       228,105
  Certificates of deposit                                               5,158       --          (74)        5,084
  Parents, subsidiaries and affiliates                                117,057       --           --       117,057
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $1,693,920     $561      $(6,441)   $1,688,040
                                                                   ----------------------------------------------

                                                                               Gross       Gross
                                                                             Unrealized  Unrealized  Estimated
                                                                     Cost      Gains       Losses    Fair Value
                                                                   --------------------------------------------
    Common stock -- unaffiliated                                   $ 4,562     $1,105     $   (24)    $ 5,643
    Common stock -- affiliated                                      35,384      1,403          --      36,787
                                                                   --------------------------------------------
                                              TOTAL COMMON STOCKS  $39,946     $2,508     $   (24)    $42,430
                                                                   --------------------------------------------


                                                                                        1998
                                                                   ----------------------------------------------
                                                                                 Gross       Gross
                                                                   Amortized   Unrealized  Unrealized  Estimated
                                                                      Cost       Gains       Losses    Fair Value
                                                                   ----------------------------------------------
U.S. government and government agencies and authorities:
  -- Guaranteed and sponsored                                      $    4,982   $    35      $  (2)    $    5,015
  -- Guaranteed and sponsored -- asset-backed                          75,615        --         --         75,615
States, municipalities and political subdivisions                      10,402       415         --         10,817
International governments                                               7,466       568         --          8,034
Public utilities                                                       94,475     1,330        (39)        95,766
All other corporate -- excluding asset-backed                         607,679     8,473       (792)       615,360
All other corporate -- asset-backed                                   505,900        --         --        505,900
Short-term investments                                                343,783        --         --        343,783
Certificates of deposit                                               130,216        84         --        130,300
Parents, subsidiaries and affiliates                                  117,057        --         --        117,057
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $1,897,575   $10,905      $(833)    $1,907,647
                                                                   ----------------------------------------------


                                                                               Gross       Gross
                                                                             Unrealized  Unrealized  Estimated
                                                                     Cost      Gains       Losses    Fair Value
                                                                   --------------------------------------------
    Common stock -- unaffiliated                                   $ 4,933     $  290     $   (50)    $ 5,173
    Common stock -- affiliated                                      35,384      1,914      (1,821)     35,477
                                                                   --------------------------------------------
                                              TOTAL COMMON STOCKS  $40,317     $2,204     $(1,871)    $40,650
                                                                   --------------------------------------------

The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 1999 by estimated maturity year are shown below. Asset-backed securities, including mortgage-backed securities and collaterialized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. Expected maturities differ from contractual maturities due to call or prepayment provisions.

                                      Amortized     Estimated
             Maturity                    Cost       Fair Value
                                     --------------------------
One year or less                      $  545,290    $  543,397
Over one year through five years         692,881       690,476
Over five years through ten years        370,835       369,548
Over ten years                            84,914        84,619
                                     --------------------------
                              TOTAL   $1,693,920    $1,688,040
                                     --------------------------

Bonds with a carrying value of $10,457 were on deposit as of December 31, 1999 with various regulatory authorities as required.

  (h) FAIR VALUE OF FINANCIAL INSTRUMENTS-BALANCE SHEET ITEMS (IN MILLIONS):


                                                1999                        1998
                                     --------------------------  --------------------------
                                       Carrying     Estimated      Carrying     Estimated
                                        Amount      Fair Value      Amount      Fair Value
                                     ------------------------------------------------------
ASSETS
  Bonds and short-term investments      $1,694        $1,688        $1,898        $1,908
  Common stocks                             42            42            41            41
  Policy loans                              59            59            47            47
  Mortgage loans                            64            64            60            60
  Other invested assets                      3             3             2             2
LIABILITIES
  Deposit funds and other benefits      $2,051        $2,017        $2,078        $2,053


The following methods and assumptions were used to estimate the fair value of each class of financial instruments: fair value of bonds, short-term investments, common stock, and other invested assets approximate those quotations published by the NAIC; policy loans and mortgage loans carrying amounts approximates fair value; and fair value of liabilities on deposit funds and other benefits is determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

4. REINSURANCE:

The Company cedes insurance to other insurers in order to limit its maximum losses. Such transfer does not relieve the Company of its primary liability to the policyholder. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company cedes significant portions of its variable annuity business written since 1994 to RGA Reinsurance Company ("RGA"). Certain core annuity products were excluded from this reinsurance arrangement beginning in the second quarter of 1999 and, as such, the amounts ceded to RGA have declined significantly.

In 1995, The Hartford was "spun-off" from ITT Industries, Inc. and became its own, autonomous entity. In conjunction with this spin-off, the assets and liabilities of Lyndon Insurance Company (Lyndon) were merged into the Company. The statutory net assets contributed to the Company as a result of this transaction were approximately $112 million and were reflected as an increase in Gross Paid-In and Contributed Surplus at December 31, 1995. This amount was approximately $41 million lower than the value of net assets contributed on a GAAP basis.

The majority of the business written in Lyndon was assumed from an unaffiliated insurer. In 1998, this unaffiliated insurer recaptured the inforce blocks of business it had been ceding to the Company through Lyndon. In conjunction with this commutation transaction, the Company transferred statutory basis reserves of $26,404. Additionally, the Company received fair value consideration for the bonds it transferred which exceeded the statutory statement value of these assets by $25,622. As a result of this activity, the Company recognized a pre-tax gain from this transaction of $52,026 in its 1998 Statements of Operations.

There were no material reinsurance recoverables from reinsurers outstanding as of and for the years ended, December 31, 1999 and 1998.

The effect of reinsurance as of and for the years ended December 31, is summarized as follows:

1999                                    Direct       Assumed        Ceded          Net
                                     ------------------------------------------------------
Aggregate Reserves for Future
 Benefits                             $  784,502     $    53     $  (192,934)   $  591,621
Policy and Contract Claim
 Liabilities                          $    7,827     $   203     $      (353)   $    7,677

Premium and Annuity Considerations    $  674,219     $ 1,261     $   (53,691)   $  621,789
Annuity and Other Fund Deposits       $6,195,917     $    --     $(3,204,554)   $2,991,363
Death, Annuity, Disability and
 Other Benefits                       $   65,251     $ 1,104     $   (12,713)   $   53,642
Surrenders                            $2,541,449     $    --     $(1,290,636)   $1,250,813

1998                                    Direct       Assumed        Ceded          Net
                                     ------------------------------------------------------
Aggregate Reserves for Future
 Benefits                             $  713,375     $    50     $  (134,285)   $  579,140
Policy and Contract Claim
 Liabilities                          $    5,895     $    85     $      (313)   $    5,667

Premium and Annuity Considerations    $  483,328     $24,954     $   (38,939)   $  469,343
Annuity and Other Fund Deposits       $6,461,470     $    --     $(4,410,219)   $2,051,251
Death, Annuity, Disability and
 Other Benefits                       $   64,331     $ 1,574     $   (16,401)   $   49,504
Surrenders                            $1,481,797     $    --     $  (742,134)   $  739,663

1997                                    Direct       Assumed        Ceded          Net
                                     ------------------------------------------------------
Premium and Annuity Considerations    $  266,427     $51,630     $   (21,412)   $  296,645
Annuity and Other Fund Deposits       $6,515,347     $    --     $(4,534,101)   $1,981,246
Death, Annuity, Disability and
 Other Benefits                       $   79,779     $   839     $    (7,126)   $   73,492
Surrenders                            $  882,094     $    --     $  (427,677)   $  454,417

5. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions and payments of dividends. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

The Company has also invested in bonds of its affiliates, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, Hartford Life, LTD.

For additional information, see Notes 4, 6, and 8.

6. FEDERAL INCOME TAXES:

The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate Federal, state and local income tax returns.

As long as The Hartford continues to own at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the affiliated group of which The Hartford is the common parent. The Hartford and its non-life subsidiaries filed a single consolidated Federal income tax return for 1998 and 1997 and intend to file a separate consolidated Federal income tax return for 1999. The life insurance companies filed a separate consolidated Federal income tax return for 1998 and 1997 and intend to file a separate consolidated Federal income tax return for 1999. Federal income taxes (received) paid by the Company for operations and capital gains (losses) were $(8,815), $25,780, and $(14,499) in 1999, 1998 and 1997, respectively. The effective tax rate was (73)%, 27%, and
(28)% in 1999, 1998 and 1997, respectively.

The following schedule provides a reconciliation of the tax provision (including realized capital gains(losses)) at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions):

                                                              1999   1998   1997
                                                              ------------------
Tax provision at U.S. Federal Statutory rate                  $ 5    $48    $ 20
Tax deferred acquisition costs                                 31     25      25
Statutory to tax reserve differences                           (7)     8       1
Investments                                                   (31)   (60)    (61)
Other                                                          (8)    15      (1)
                                                              ------------------
                        FEDERAL INCOME TAX (BENEFIT) EXPENSE  $(10)  $36    $(16)
                                                              ------------------

7. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1999, 1998 or 1997. The amount available for dividend in 2000 is approximately $60,855.

8. PENSION, RETIREMENT, AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

All employees that work for The Hartford's life insurance companies are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of group pension contracts sold by affiliates. The costs that were allocated to the Company for pension related expenses were $762, $1,045 and $840 for 1999, 1998 and 1997, respectively.


Employees of The Hartford's life insurance companies are also provided, through The Hartford, certain health care and life insurance benefits for eligible retired employees. The contribution for health care benefits depends on the retiree's date of retirement and years of service. In addition, this benefit plan has a defined dollar cap, which limits average company contributions. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense allocated to the Company was not material to the results of operations for 1999, 1998 or 1997.


The assumed rate in the per capita cost of health care (the health care trend rate) was 7.1% for 1999, decreasing ratably to 5.0% in the year 2003. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of covered employees.

Substantially all of The Hartford's life insurance companies' employees are eligible to participate in The Hartford's Investment and Savings Plan. Under this plan, designated contributions, which may be invested in Class A Common Stock of HLI or certain other investments, are matched to a limit of 3% of compensation.

9. SEPARATE ACCOUNTS:

The Company maintains separate account assets totaling $44.9 billion and $32.9 billion as of December 31, 1999 and 1998, respectively. Separate account assets are segregated from other investments and reported at fair value. Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the general account statement of operations as a component of Net Transfers to Separate Accounts. The Company's separate accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risk and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not separately reflected in the statutory statements of operations.

Separate account management fees, net of minimum guarantees, were $493 million, $363 million, and $252 million in 1999, 1998 and 1997, respectively, and are recorded as a component of fee income on the Company's statutory basis Statements of Operations.

10. COMMITMENTS AND CONTINGENT LIABILITIES:

  (a) LITIGATION

The Company is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability, arising from such pending or threatened litigation, will have a material adverse effect on the statutory capital and surplus of the Company.

  (b) GUARANTY FUNDS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid guaranty fund assessments of approximately $523, $1,043 and $1,544 in 1999, 1998, and 1997, respectively, of which $318, $995, and $548 in 1999, 1998 and 1997, respectively were estimated to be creditable against premium taxes.

  (c) TAX MATTERS

The Company's Federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The Company's 1997 and 1996 Federal income tax returns are currently under audit by the IRS. As of March 31, 2000, the audit was in its initial stage and no material issues had been raised.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

   (a) All financial statements are included in Part A and Part B of the Registration Statement.

   (b) (1) Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizes the establishment of the Separate Account.(1)

       (2)  Not applicable.

       (3)  (a)  Principal Underwriter Agreement.(2)

       (3)  (b)  Form of Dealer Agreement.(2)

       (4)  Form of Individual Flexible Premium Variable Annuity Contract.(4)

       (5)  Form of Application.(5)

       (6)  (a)  Certificate of Incorporation of Hartford.(3)

       (6)  (b)  Bylaws of Hartford.(1)

       (7)  Not applicable.

       (8)  Not applicable.

------------------------

      (1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-73568, dated May 1, 1995.

      (2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73568, dated April 29, 1996.

      (3) Incorporated by reference to Post-Effective Amendment No. 11, to the Registration Statement File No. 33-73568, filed June 1, 1998.

      (4) Incorporated by reference to the Initial Filing to the Registration Statement File No. 333-91933 filed on December 1, 1999.

      (5) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-91933, dated February 22, 2000.

       (9) Opinion and Consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

       (10) Consent of Arthur Andersen LLP, Independent Public Accountants.

       (11) No financial statements are omitted.

       (12) Not applicable.

       (13) Not applicable.

       (14) Not applicable.

       (15) Copy of Power of Attorney.

       (16) Organizational Chart.

Item 25. Directors and Officers of the Depositor


--------------------------------------------------------------------------------
NAME                       POSITION WITH HARTFORD
--------------------------------------------------------------------------------
David A. Carlson           Vice President
--------------------------------------------------------------------------------
Peter W. Cummins           Senior Vice President
--------------------------------------------------------------------------------
Bruce W. Ferris            Vice President
--------------------------------------------------------------------------------
Timothy M. Fitch           Vice President & Actuary
--------------------------------------------------------------------------------
Mary Jane B. Fortin        Vice President & Chief Accounting Officer
--------------------------------------------------------------------------------
David T. Foy               Senior Vice President, Chief Financial Officer &
                           Treasurer, Director*
--------------------------------------------------------------------------------
Lois W. Grady              Senior Vice President
--------------------------------------------------------------------------------
Stephen T. Joyce           Senior Vice President
--------------------------------------------------------------------------------
Michael D. Keeler          Vice President
--------------------------------------------------------------------------------
Robert A. Kerzner          Senior Vice President
--------------------------------------------------------------------------------
Thomas M. Marra            President, Director*
--------------------------------------------------------------------------------
Steven L. Matthiesen       Vice President & Actuary
--------------------------------------------------------------------------------
Craig R. Raymond           Senior Vice President and Chief Actuary
--------------------------------------------------------------------------------
Christine Hayer Repasy     Senior Vice President, General Counsel, and
                           Corporate Secretary, Director*
--------------------------------------------------------------------------------
Lowndes A. Smith           Chairman of the Board and Chief Executive Officer,
                           Director*
--------------------------------------------------------------------------------
Joe M. Thomson             Senior Vice President
--------------------------------------------------------------------------------
John C. Walters            Executive Vice President, Director*
--------------------------------------------------------------------------------
David M. Znamierowski      Senior Vice President & Chief Investment Officer,
                           Director*
--------------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

         Filed herewith as Exhibit 16.

Item 27. Number of Contract Owners

         As of October 31, 2000, there were 339,702 Contract Owners.

Item 28. Indemnification

         Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

         The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

         The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

         Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only a director that was successful on the merits in a suit, under Article VIII, Section 2 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant who are parties or threatened to be parties to a legal proceeding by reason of his being or having been a director or officer of the Registrant for any expenses if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, and with respect to criminal proceedings, had no reason to believe his conduct was unlawful. Unless otherwise mandated by a court, no indemnification shall be made if such officer or director is adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant.

         Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

     (a) HSD acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account One
     Hartford Life Insurance Company - Separate Account Two
     Hartford Life Insurance Company - Separate Account Two (DC Variable
        Account I)

     Hartford Life Insurance Company - Separate Account Two (DC Variable
        Account II)
     Hartford Life Insurance Company - Separate Account Two (QP Variable
        Account)
     Hartford Life Insurance Company - Separate Account Two (Variable
        Account "A")
     Hartford Life Insurance Company - Separate Account Two (NQ Variable
        Account)
     Hartford Life Insurance Company - Putnam Capital Manager Trust Separate
        Account
     Hartford Life Insurance Company - Separate Account Three
     Hartford Life Insurance Company - Separate Account Five
     Hartford Life Insurance Company -Separate Account Seven
     Hartford Life and Annuity Insurance Company - Separate Account One Hartford Life and Annuity Insurance Company - Putnam Capital Manager Trust
        Separate Account Two
     Hartford Life and Annuity Insurance Company - Separate Account Three Hartford Life and Annuity Insurance Company - Separate Account Five Hartford Life and Annuity Insurance Company - Separate Account Six Hartford Life and Annuity Insurance Company - Separate Account Seven
     Hart Life Insurance Company - Separate Account One
     Hart Life Insurance Company - Separate Account Two
     American Maturity Life Insurance Company - Separate Account AMLVA
     Servus Life Insurance Company - Separate Account One
     Servus Life Insurance Company - Separate Account Two

     (b)    Directors and Officers of HSD


            Name and Principal        Positions and Offices
             Business Address            With Underwriter
            ------------------        ---------------------
            William A. Campagna       Vice President
            David A. Carlson          Vice President
            Peter W. Cummins          Senior Vice President
            Bruce W. Ferris           Vice President
            David T. Foy              Treasurer
            George R. Jay             Controller
            Ryan Johnson              Vice President
            Thomas M. Marra           President, Director
            Christine Hayer Repasy    Senior Vice President, General Counsel and
                                      Corporate Secretary
            Lowndes A. Smith          Chairman of the Board and
                                      Chief Executive Officer, Director
            John C. Walters           Executive Vice President, Director


         Unless otherwise indicated, the principal business address of each the above individuals is P. O. Box 2999, Hartford, Connecticut 06104-2999.

Item 30. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32. Undertakings

     (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

     (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

         The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 29th day of December, 2000.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE
     (Registrant)

By:  Thomas M. Marra                          *By:  /s/ Christopher M. Grinnell
    -----------------------------------------      ----------------------------
    Thomas M. Marra, President*                      Christopher M. Grinnell
                                                     Attorney-in-Fact
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
     (Depositor)

By:  Thomas M. Marra
    -----------------------------------------
    Thomas M. Marra, President*


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David T. Foy, Senior Vice President, Chief
 Financial Officer & Treasurer, Director*
Christine Hayer Repasy, Senior Vice President,
 General Counsel, and Corporate Secretary,
 Director*                                     *By:  /s/ Christopher M. Grinnell
Thomas M. Marra,                                    ----------------------------
 President, Director*                               Christopher M. Grinnell
Lowndes A. Smith, Chairman of the Board and         Attorney-in-Fact
 Chief Executive Officer, Director*
John C. Walters, Executive Vice President,          Dated: December 29, 2000
 Director*
David M. Znamierowski, Senior Vice President &
 Chief Investment Officer, Director*

                                  EXHIBIT INDEX


(9) Opinion and Consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

(10)  Consent of Arthur Andersen LLP, Independent Public Accountants.

(15)  Power of Attorney.

(16)  Organizational Chart.